Registration No. 02-35570

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 58 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940

                                    --------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                    --------

                         Telephone Number (515) 248-3842

                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            John W. Blouch, Esq.
Des Moines, Iowa  50392                  Dykema Gossett PLLC
                                         Franklin Square
                                         1300 I Street, N.W., Suite 300 West
                                         Washington, DC  20005-3306


                     (Name and address of agent for service)

                                   ----------

It is proposed that this filing will become effective (check appropriate box)
          ___ immediately upon filing pursuant to paragraph (b)of Rule 485 _X_ on August 30, 2004 pursuant to paragraph (b) of Rule 485
          ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
          ___ on (date) pursuant to paragraph (a)(1) of Rule 485
          ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
          ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LIMITED TERM BOND ACCOUNT
          BALANCED ACCOUNT                      MIDCAP ACCOUNT
          BOND ACCOUNT                          MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT                 MIDCAP VALUE ACCOUNT
          EQUITY GROWTH ACCOUNT                 MONEY MARKET ACCOUNT
          EQUITY INCOME ACCOUNT                 PRINCIPAL LIFETIME 2010 ACCOUNT
          EQUITY VALUE ACCOUNT                  PRINCIPAL LIFETIME 2020 ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         PRINCIPAL LIFETIME 2030 ACCOUNT
          GROWTH ACCOUNT                        PRINCIPAL LIFETIME 2040 ACCOUNT
          INTERNATIONAL ACCOUNT                 PRINCIPAL LIFETIME 2050 ACCOUNT
          INTERNATIONAL EMERGING MARKETS        PRINCIPAL LIFETIME
          ACCOUNT                               STRATEGIC INCOME ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        REAL ESTATE SECURITIES ACCOUNT
          LARGECAP BLEND ACCOUNT                SMALLCAP ACCOUNT
          LARGECAP GROWTH ACCOUNT               SMALLCAP GROWTH ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT          SMALLCAP VALUE ACCOUNT
          LARGECAP VALUE ACCOUNT






This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





              The date of this Prospectus is August 30, 2004.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Equity Income Account .................................................

  Equity Value Account..................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................

  LargeCap Growth Equity Account ........................................

  LargeCap Stock Index Account..........................................

  LargeCap Value Account ................................................

  Limited Term Bond Account .............................................

  MidCap Account ........................................................

  MidCap Growth Account .................................................

  MidCap Value Account..................................................

  Money Market Account..................................................

  Principal LifeTime 2010 Account .......................................

  Principal LifeTime 2020 Account.......................................

  Principal LifeTime 2030 Account.......................................

  Principal LifeTime 2040 Account.......................................

  Principal LifeTime 2050 Account.......................................

  Principal LifeTime Strategic Income Account...........................

  Real Estate Securities Account ........................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")

.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. The Dreyfus Corporation ("Dreyfus")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower the Accountis performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, MSAM.

In deciding how to allocate the Account's assets, MSAM assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, MSAM changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.

The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. MSAM may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66

"1996"12.92


"1997"18.19


"1998"9.18


"1999"19.49


"2000"1.61


"2001"-3.92


"2002"-12.94

                              The Account's highest/lowest quarterly returns
"2003"21.61                   during this
                              time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of June 30, 2004 is 1.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                          21.61        4.31            N/A             8.49
 S&P 500 Index ........   28.67       -0.57          11.06
 Lehman Brothers
 Aggregate Bond Index .    4.11        6.62           6.95
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............   38.59       -0.05           4.47
 Morningstar Moderate
 Allocation Category...   20.06        2.48           8.15
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.80
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.85


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $87   $271  $471  $1,049

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Because the Account invests in both stocks and bonds, the Account may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-2.09

"1995"24.58


"1996"13.13


"1997"17.93


"1998"11.91


"1999"2.4


"2000"0.13


"2001"-6.96


"2002"-13.18

                              The Account's highest/lowest quarterly returns
"2003"18.82                   during this
                              time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of June 30, 2004 is 2.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                          18.82       -0.32           6.01             8.44
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond Index     18.47        2.65           9.74
 Lehman Brothers
 Aggregate Bond Index .    4.11        6.62           6.95
 S&P 500 Index ........   28.67       -0.57          11.06
 Morningstar Moderate
 Allocation Category...   20.06        2.48           8.15
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.59
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.65


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $66   $208  $362  $810

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended December 31, 2003, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

59.31% in securities       16.70% in securities       0.24% in securities rated
rated Aaa                  rated Baa                  B
5.44% in securities rated  5.64% in securities rated  0.04% in securities rated
Aa                         Ba                         Ca
12.63% in securities
rated A


The above percentages for Aaa and Aa rated securities includes 0.26% and 0.22%, respectively, of unrated securities which have been determined by the Manager to be of comparable quality.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-2.9

"1995 "22.17


"1996 "2.36


"1997 "10.6


"1998 "7.69


"1999"-2.59


"2000 "8.17


"2001 "8.12


"2002 "9.26

                              The Account's highest/lowest quarterly returns
"2003 "4.59                   during this
                              time period were:
                               HIGHESTQ2 '958.25%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of June 30, 2004 is 0.29%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                           4.59        5.42          6.53              8.19
 Lehman Brothers
 Aggregate Bond Index .    4.11        6.62          6.95
 Morningstar
 Intermediate-Term Bond
 Category .............    4.92        5.67          6.08
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of June 30, 2004 this range was between approximately $1.36 billion and $391.96 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the six month period ended June 30, 2004 was 175% (computed on an annualized basis).

INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"0.49

"1995"31.91


"1996"23.5


"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66

                              The Account's highest/lowest quarterly returns
"2003"25.49                   during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of June 30, 2004 is 3.39%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                          25.49       -0.52           8.82             12.06
 Russell 1000 Value
 Index.................   30.03        3.57          11.87
 Morningstar Large
 Value Category........   28.40        2.53           9.85
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies in the Russell 1000 Growth Index (as of June 30, 2004, this range was between approximately $1.36 billion and $341.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives then the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"44.19

"1996"28.05


"1997"30.86


"1998"18.95


"1999"39.5


"2000"-11.71


"2001"-14.86


"2002"-27.72

                              The Account's highest/lowest quarterly returns
"2003"25.95                   during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

The year-to-date return as of June 30, 2004 is 2.58%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                          25.95       -0.92           N/A              11.40
 Russell 1000 Growth
 Index.................   29.76       -5.11          9.21
 Morningstar Large
 Growth Category.......   28.55       -3.20          7.96
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity securities, preferred securities, real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. In addition, under normal market conditions, at least 25% of the assets of the Account are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. The Account may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Account invests at least 25% of its assets in utility securities, the Account is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the utilities sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the six month period ended June 30, 2004 was 172% (computed on an annualized basis).


The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the

Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"2.29

"2000"19.18


"2001"-27.7


"2002"-12.61

                              The Account's highest/lowest quarterly returns
"2003"13.83                   during this
                              time period were:
                               HIGHESTQ3 '0018.18%
                               LOWEST Q3 '01-16.65%
LOGO

The year-to-date return as of June 30, 2004 is 1.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                    PAST 1 YEAR           PAST 5 YEARS            PAST 10 YEARS              LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT ........
                                       13.83                 -2.60                      N/A                       0.20
 Lehman Brothers Aggregate Bond
 Index/(1)/....................         4.11                  6.62                     6.95
 S&P 500 Index ................        28.67                 -0.57                    11.06
 S&P Utilities Index ..........        26.26                 -2.19                     5.61
 Morningstar Moderate
 Allocation Category...........        20.06                  2.48                     8.15
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  The index against which the Account measures its performance is now a 50/50 blend of the S&P 500 Index and the Lehman Brothers
  Aggregate Bond Index.  The Manager and portfolio manager believe this index better represents the universe of investment choices open to the Account given that the Account seeks to achieve high current income and long-term growth of income and capital by investing in a broadly diversified mix of investments that includes value-oriented common stocks as well as lesser proportions of preferred securities and real estate investment trusts (REITs).  The previous index, the S&P Utilities Index, which is also shown, is less appropriate because it is made up solely of utility stocks, while the Account's strategy is to invest only slightly more than 25% of its assets in utilities stocks.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.

 If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 EQUITY INCOME ACCOUNT                                             $62   $195  $340  $762

EQUITY VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets in securities of companies with market capitalizations similar to companies in the Russell 1000 Index (as of June 30, 2004, this range was between approximately $1.36 billion and $341.96 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Advisor attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their stock price has gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Advisor looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase. When the Sub-Advisor believes it is prudent, the Account may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Account's cash assets remain liquid while performing more like stocks. The Account has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Sub-Advisor cannot invest in a derivative security if it would be possible for the Account to lose more money than it invested. In the event of exceptional market or economic conditions, the Account may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities. To the extent the Account assumes a defensive position, it will not be pursuing its objective of capital growth.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account(e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees..................         0.85
 Other Expenses...................         0.12
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.97
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.10% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 EQUITY VALUE ACCOUNT                    $99   $309  $536  $1,190

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-4.53

"1995"19.07


"1996"3.35


"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8

                              The Account's highest/lowest quarterly returns
"2003"1.84                    during this
                              time period were:
                               HIGHESTQ2 '956.17%
                               LOWEST Q1 '94-3.94%
LOGO

The year-to-date return as of June 30, 2004 is 0.36%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR
                                                            PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES ACCOUNT ....
                                           1.84                 5.78                    6.40                       7.85
 Lehman Brothers
 Government/Mortgage Index/(1)/....        2.73                 6.34                    6.76
 Lehman Brothers Mortgage Backed
 Securities Index..................        3.05                 6.55                    6.89
 Morningstar Intermediate
 Government Category...............        2.15                 5.51                    5.81
 * The Account's SEC effective date was April 9, 1987.
 ///(1)/
  The Account has changed its index to the Lehman Brothers Government Mortgage Index. The manager and the sub-advisor believe that this index better represents the type and composition of bonds that are invested in the portfolio.  The Account will retain its mortgage bias, which was representative of the Lehman Brothers Mortgage Back Securities Index, however the new index also incorporates the government bonds in which the portfolio invests.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.43
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2004 this range was between approximately $1.36 billion and $341.96 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"25.62

"1996"12.51


"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07

                              The Account's highest/lowest quarterly returns
"2003"26.46                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of June 30, 2004 is 3.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                          26.46       -6.91           N/A              5.02
 Russell 1000 Growth
 Index.................   29.76       -5.11          9.21
 Morningstar Large
 Growth Category.......   28.55       -3.20          7.96
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.




FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the six month period ended June 30, 2004was 190% (computed on an annualized basis).


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17

"1996 "25.09


"1997 "12.24


"1998"9.98


"1999 "25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07

                              The Account's highest/lowest quarterly returns
"2003 "32.33                  during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of June 30, 2004 is 2.81%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                          32.33       -0.59           N/A              5.34
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............   38.59       -0.05          4.47
 Morningstar Foreign
 Small Mid Growth
 Category .............   33.32        0.49          4.65
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24

"2002"-7.63


"2003"57.2                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '0126.63%
LOGO                           LOWEST Q3 '01-23.90%


The year-to-date return as of June 30, 2004 is -4.12%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......   57.20         N/A            N/A             8.72
 MSCI Emerging Markets
 Free Index-ID.........   51.59        8.17          -1.95
 Morningstar
 Diversified Emerging
 Markets Category......   55.30       11.12           1.00
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.25
 Other Expenses..................    0.59
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.84


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $187  $579  $995  $2,159

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of June 30, 2004 this range was between approximately $79 million and $13 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.




FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81

"2000"-11.5


"2001"-21.85


"2002"-16.2

                              The Account's highest/lowest quarterly returns
"2003"54.15                   during this
                              time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

The year-to-date return as of June 30, 2004 is 10.43%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                               PAST 1 YEAR      PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT ...........
                                                  54.15              11.61                  N/A                     8.06
 Citigroup Extended Market Index (EMI)
 World ex US/(1)/ .........................       53.73               5.88                 5.17
 MSCI EAFE Small Cap Index ................       57.76               5.48                  N/A
 Morningstar Foreign Small Mid Growth
 Category .................................       33.32               0.49                 4.65
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The new Index contains significantly more securities than the old. Thus the Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.20
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.33


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $135  $421  $729  $1,601

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of June 30, 2004 this range was between approximately $887 million and $342 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account. They oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Account's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of assets) may also be purchased in keeping with Account objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Account. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns mare dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.07%
                               LOWEST  Q3 '02  -5.51%


The year-to-date return as of June 30, 2004 is 2.95%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT   23.76         N/A            N/A             2.74
 S&P 500 Index ........   28.67       -0.57          11.06
 Morningstar Large
 Blend Category........   26.72       -0.43           9.24
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.75
 Other Expenses...................  0.08
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.83


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $85   $265  $460  $1,025

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, GMO, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.



In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns mare dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the six month period ended June 30, 2004 was 178% (computed on an annualized basis).

INVESTOR PROFILE

The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08

"2002"-33.27


"2003"23.14                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '0112.16%
LOGO                           LOWEST Q3 '01-21.14%


The year-to-date return as of June 30, 2004 is 0.89%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                          23.14         N/A           N/A             -22.33
 Russell 1000 Growth
 Index.................   29.76       -5.11          9.21
 Morningstar Large
 Growth Category.......   28.55       -3.20          7.96
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.19


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $121  $378  $654  $1,443

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of June 30, 2004, the market capitalization range of the Index was between approximately $887 million and $342 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.

MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67

"2001"-12.1


"2002"-22.44

                              The Account's highest/lowest quarterly returns
"2003"28.32                   during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of June 30, 2004 is 3.10%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                          28.32         N/A            N/A             -3.16
 S&P 500 Index ........   28.67       -0.57          11.06
 Morningstar Large
 Blend Category.......    26.72       -0.43           9.24
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $125  $219  $493

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of June 30, 2004, this range was between approximately $1.36 billion and $34.96 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  16.19%
                               LOWEST  Q3 '02  -18.55%


The year-to-date return as of June 30, 2004 is 3.53%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT   28.05         N/A            N/A             5.77
 Russell 1000 Value
 Index.................   30.03        3.57          11.87
 Morningstar Large
 Value Category........   28.40        2.53           9.85
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................   0.75
 Other Expenses..................   0.04
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.79


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP VALUE ACCOUNT                  $81   $252  $439  $978

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LIMITED TERM BOND
 ACCOUNT...............      N/A           N/A           N/A              0.78
 Lehman Brothers Mutual
 Fund 1-5 Gov't./Credit
 Index.................     3.35          6.26          6.24
 Morningstar Short-Term
 Bond Category.........     2.39          5.07          5.28
 * The Account's SEC effective date was May 1, 2003.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.50
 Other Expenses...................  0.07
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.57


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $58   $183  $318  $714

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of June 30, 2004, this range was between approximately $529 million and $13.68 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"0.78

"1995"29.01


"1996"21.11


"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75

                              The Account's highest/lowest quarterly returns
"2003"32.81                   during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of June 30, 2004 is 6.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                          32.81        8.61          11.72             14.20
 Russell Midcap Index .   40.08        7.24          12.18
 Morningstar Mid-Cap
 Blend Category........   36.42        7.78          11.48
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $62   $195  $340  $762

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of June 30, 2004, this range was between approximately $529 million and $13.42 billion)) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.




EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "10.67

"2000"8.1


"2001"-16.92


"2002"-26.27

                              The Account's highest/lowest quarterly returns
"2003 "40.58                  during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of June 30, 2004 is 3.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                          40.58        0.60           N/A              -0.08
 Russell Midcap Growth
 Index.................   42.72        2.01          9.41
 Morningstar Mid-Cap
 Growth Category.......   36.09        2.61          8.38
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.94


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $96   $300  $520  $1,155

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of June 30, 2004, this range was between approximately $529 million and $13.68 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96

                              The Account's highest/lowest quarterly returns
"2003"36.49                   during this
                              time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of June 30, 2004 is 7.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                          36.49         N/A            N/A             12.46
 Russell Midcap Value
 Index.................   38.06        8.73          13.04
 Morningstar Mid-Cap
 Value Category........   34.38        9.11          11.67
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthly. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"3.76

"1995"5.59


"1996"5.07


"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of June 30, 2004 is 0.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                           0.74        3.38          4.17              3.28
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in fixed-income securities (see table below), the Account is more subject to the risk of interest rate changes and credit risk than to the risks associated with a stock funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2010, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account(e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION

Principal anticipates initially allocating Account assets among the underlying funds as follows:

      Bond                       30.2%    LargeCap Value               7.9%
      Capital Value               4.3     LargeCap Stock Index        12.7
      Equity Growth               4.4     Money Market                 9.4
      Equity Income               7.0     Real Estate Securities       9.4
      Growth                      4.4     SmallCap                     3.7
      International               6.6

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.61%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees..................         0.12
 Other Expenses...................         0.10
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.22

     The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2005. The Manager may not continue this arrangement after May 1,
     2005. The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2003, the operating expenses of the underlying funds ranged from 0.39% to 1.84%. The Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                       1     3     5    10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                    $23   $72   $125  $284

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2020, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account(e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
Principal anticipates initially allocating Account assets among the underlying funds as follows:

      Bond                       29.3%    LargeCap Value              10.2%
      Capital Value               5.5     LargeCap Stock Index        14.9
      Equity Growth               5.7     Real Estate Securities       9.0
      Equity Income               6.7     SmallCap                     1.7
      Growth                      5.7     SmallCap Growth              1.5
      International               8.3     SmallCap Value               1.5



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees..................         0.12
 Other Expenses...................         0.07
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.19

     The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2005. The Manager may not continue this arrangement after May 1,
     2005. The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2003, the operating expenses of the underlying funds ranged from 0.39% to 1.84%. The Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                       1     3     5    10
 PRINCIPAL LIFETIME 2020 ACCOUNT                                                    $20   $62   $109  $246

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2030, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account(e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
Principal anticipates initially allocating Account assets among the underlying funds as follows:

      Bond                       22.1%    LargeCap Value              12.4%
      Capital Value               6.7     LargeCap Stock Index        17.6
      Equity Growth               6.9     Real Estate Securities       6.8
      Equity Income               5.1     SmallCap                     1.8
      Growth                      6.9     SmallCap Growth              1.9
      International               9.9     SmallCap Value               1.9



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.65%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees..................         0.12
 Other Expenses...................         0.07
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.19

     The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2005. The Manager may not continue this arrangement after May 1,
     2005. The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2003, the operating expenses of the underlying funds ranged from 0.39% to 1.84%. The Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                       1     3     5    10
 PRINCIPAL LIFETIME 2030 ACCOUNT                                                    $20   $62   $109  $246

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is heavily weighted toward underlying funds that invest in equity securities (see table below), the Account is subject to the risks associated with stock funds. The Account also invests to a limited degree in underlying funds that invest in fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2040, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account(e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
Principal anticipates initially allocating Account assets among the underlying funds as follows:

      Bond                       16.1%    LargeCap Value              14.6%
      Capital Value               7.9     LargeCap Stock Index        20.0
      Equity Growth               8.2     Real Estate Securities       3.8
      Equity Income               3.1     SmallCap                     2.2
      Growth                      8.2     SmallCap Growth              2.2
      International              11.5     SmallCap Value               2.2



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.66%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees..................         0.12
 Other Expenses...................         0.23
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.35

     The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2005. The Manager may not continue this arrangement after May 1,
     2005. The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2003, the operating expenses of the underlying funds ranged from 0.39% to 1.84%. The Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                       1     3     5    10
 PRINCIPAL LIFETIME 2040 ACCOUNT                                                    $36   $113  $198  $446

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account primarily invests in underlying funds that invest in equity securities (see table below), the primarily risks of the Account are those associated with stock funds. The Account also invests in fixed-income underlying funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2050, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account(e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
Principal anticipates initially allocating Account assets among the underlying funds as follows:

      Bond                        7.8%    LargeCap Value              16.9%
      Capital Value               9.2     LargeCap Stock Index        22.3
      Equity Growth               9.5     Real Estate Securities       2.4
      Equity Income               1.8     SmallCap                     2.4
      Growth                      9.5     SmallCap Growth              2.5
      International              13.2     SmallCap Value               2.5



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.68%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees..................         0.12
 Other Expenses...................         0.42
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.54

     The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2005. The Manager may not continue this arrangement after May 1,
     2005. The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2003, the operating expenses of the underlying funds ranged from 0.39% to 1.84%. The Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                       1     3     5    10
 PRINCIPAL LIFETIME 2050 ACCOUNT                                                    $55   $174  $303  $680

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks high current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions.As the Account invests primarily in underlying funds that invest in fixed-income securities (see table below), the Account is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. The Account may also invest in underlying funds which invest primarily in equity securities.


MAIN RISKS

The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing.Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolio. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

.. Small and Medium Capitalizations. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). Purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
Principal anticipates initially allocating Account assets among the underlying funds as follows:

      Bond                       31.0%    LargeCap Value               5.5%
      Capital Value               3.0     LargeCap Stock Index        10.5
      Equity Growth               3.1     Money Market                19.3
      Equity Income               7.2     Real Estate Securities       9.5
      Growth                      3.1     SmallCap                     2.8
      International               5.0



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.59%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees..................         0.12
 Other Expenses...................         0.26
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.38

     The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2005. The Manager may not continue this arrangement after May 1,
     2005. The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2003, the operating expenses of the underlying funds ranged from 0.39% to 1.84%. The Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                     1     3     5    10
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT                                      $39   $123  $215  $484

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000 "30.97


"2001 "8.75


"2002 "7.72

                              The Account's highest/lowest quarterly returns
"2003 "38.91                  during this
                              time period were:
                               HIGHESTQ2 '0011.51%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of June 30, 2004 is 5.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............
                          38.91       15.28            N/A             12.01
 Morgan Stanley REIT
 Index.................   36.74       14.12            N/A
 Morningstar Specialty
 - Real Estate Category   36.89       14.04          11.32
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capitalby investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of June 30, 2004, this range was between approximately $117 million and $1.92 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the six month period ended June 30, 2004 was 223% (computed on an annualized basis).


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33

                              The Account's highest/lowest quarterly returns
"2003 "36.82                  during this
                              time period were:
                               HIGHESTQ2 '9926.75%
                               LOWEST Q3 '01-25.61%
LOGO

The year-to-date return as of June 30, 2004 is 7.15%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                          36.82        5.26            N/A             0.48
 Russell 2000 Index ...   47.25        7.13           9.48
 Morningstar Small
 Blend Category........   42.77       10.83          10.76
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.10
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.95


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $97   $303  $525  $1,166

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of June 30, 2004, this range was between approximately $70 million and $1.95 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries
..

INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85

                              The Account's highest/lowest quarterly returns
"2003 "45.64                  during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of June 30, 2004 is 0.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                          45.64       -2.01           N/A              -1.27
 Russell 2000 Growth
 Index.................   48.53        0.85          5.43
 Morningstar Small
 Growth Category.......   45.00        6.20          8.58
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.02


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $104  $325  $563  $1,248

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of June 30, 2004, this range was between approximately $110 million and $1.95 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86

                              The Account's highest/lowest quarterly returns
"2003 "50.61                  during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST Q3 '98-19.14%
LOGO

The year-to-date return as of June 30, 2004 is 8.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                          PAST 1
                           YEAR    PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT   50.61       17.02            N/A             11.61
 Russell 2000 Value
 Index.................   46.02       12.28          12.70
 Morningstar Small
 Value Category........   42.71       12.86          12.80
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.10
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.18


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $120  $375  $649  $1,432

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Asset Allocation and Equity Growth Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. The other Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

The Accounts (except Bond, Government Securities, Limited Term Bond and Money Market) may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's assets base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures. However, an Account may be permitted to purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities even if the Account is not allowed to invest in the underlying commodities or commodity contracts.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and

.. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account (except Bond, Limited Term Bond and Money
Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Asset Allocation, International, International Emerging Markets and
International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES

The Accounts (except Bond, Government Securities, Limited Term Bond and Money Market) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, Equity Value, LargeCap Blend,
LargeCap Growth, LargeCap Stock Index and LargeCap Value Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Account (other that the Money Market Account which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.




LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each Lifetime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in the underlying funds.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Equity Value, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal
LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income
 Accounts as they have been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2003, the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C.Armstrong
                                        Larry Post
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



LAWRENCE A. POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2003, American Century managed over $87.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Value                 Brendan Healy, CFA
                                        Mark Mallon, CFA
                                        Charles A. Ritter, CFA





BRENDAN HEALY, CFA . Mr. Healy, Portfolio Manager, has been a member of the team that manages Large Company Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a bachelor's degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas-Austin. He is a CFA charterholder.



MARK MALLON, CFA . Mark Mallon, CFA. Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serviced as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has a MBA from the University of Chicago.


SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2003, Alliance managed $474.6 billion in assets.

         Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips, Jr.




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, Dreyfus managed 201 portfolios with approximately $167 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager of The Dreyfus Corporation and Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation). He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Kenneth G. Mertz
                                        Stacey L. Sears





KENNETH G. MERTZ II, C.F.A. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and interactive television companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2003, GMO managed more than $54 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Chuck Joyce
                                        Donna Murphy
                                        Robert Soucy




CHUCK JOYCE . Mr. Joyce is involved in equity analysis and portfolio management for the U.S. quantitative equity portfolios. Prior to joining GMO, he worked for IBM and the U.S. Semiconductor Consortium, Sematech. Mr. Joyce earned a BS from Cornell University and an MBA in Finance from the MIT Sloan School of Management.



DONNA MURPHY . Ms. Murphy is on GMO's U.S. equity quantitative investment team with a special focus on product management. Prior to joining GMO, she was a partner and co-head of product management for INVESCO within its structured products group. Previously, Ms. Murphy held senior positions with Nicholas Applegate, UBS and the DAIS Group/Templeton. She earned an BA in Chemistry and Biology from Elon College and an MBA from the University of North Carolina.



ROBERT SOUCY . Mr. Soucy is the Director of U.S. equity management and is responsible for all U.S. quantitative equities portfolio management at GMO. Prior to joining GMO, he served as a research engineer with Scientific Systems, Inc. Mr. Soucy earned his BS from the University of Massachusetts at Amherst.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2003, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $559 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $421 billion in asset under management with approximately $174 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $70.5 billion in total assets (as of December 31, 2003) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2003, Principal, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Balanced                             Paul A. Dow
                                                Dirk Laschanzky
           Capital Value                        John Pihlblad
           Equity Income                        Rollin Woltjen
           Government Securities                Mark Karstrom
                                                Martin J. Schafer
           Growth                               Mary Sunderland
           International                        Paul H. Blankenhagen
                                                Juliet Cohn
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
           Limited Term Bond                    Martin J. Schafer
           MidCap                               K. William Nolin
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           SmallCap                             Todd Sanders




PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in Economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.

MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



ROLLIN C. WOLTJEN . Since 2000, Mr. Woltjen has been executive director of equities for Principal Global Investors, overseeing the management of domestic, international and emerging markets equity. He brings over 25 years of experience in the investment management and consulting industry to the firm.
 Previously, he was president of DeMarche Associates, Inc., an institutional consulting and investment research firm. He received a Bachelor's degree from Rider College in Trenton, NJ. He is an associate member of the Association for Investment Management and Research (AIMR).


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $190.0 billion in assets under management as of December 31, 2003. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney
                                        M. Christine Wojciechowski





ROBERT W. SHARPS, CFA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., Director of Global Equity Research, and a member of the Equity Steering Committee. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, and a Portfolio Manager in the Systematic Equity Group. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



M. CHRISTINE WOJCIECHOWSKI, CFA . Ms. Wojciechowski is a Vice President of T. Rowe Price and a Quantitative Analyst in the Systematic Equity Group. She joined the firm in 1984 as a Fund Accountant and began trading for the Taxable Bond Division in 1988. Ms. Wojciechowski earned a BBA from Loyola College and an MBA from the same institution. She has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of March 31, 2004, UBS Global AM managed approximately $53.8 billion in assets and the Group managed approximately $475.0 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2003 was:

      Asset Allocation               0.80%     LargeCap Growth Equity   1.00%
      Balanced                       0.59%     LargeCap Stock Index     0.35%
      Bond                           0.46%     LargeCap Value           0.75%
      Capital Value                  0.60%     Limited Term Bond        0.50%
      Equity Growth                  0.76%     MidCap                   0.60%
      Equity Income                  0.60%     MidCap Growth            0.90%
      Government Securities          0.43%     MidCap Value             1.05%
      Growth                         0.60%     Money Market             0.48%
      International                  0.85%     Real Estate Securities   0.90%
      International Emerging                   SmallCap
      Markets                        1.25%                              0.85%
      International SmallCap         1.20%     SmallCap Growth          1.00%
      LargeCap Blend                 0.75%     SmallCap Value           1.10%

The Fund also entered into an agreement with the Manager for the Equity Value, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income Accounts which were added to the Fund as of August 30, 2004. Under that agreement, the Fund will pay the Manager 0.85% for the Equity Value Account and 0.1225% for each of the Principal LifeTime Accounts (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2003. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


ASSET ALLOCATION ACCOUNT

Market  Environment
World financial markets ended the year with one of the best
performances in three years despite a turbulent first half marked by geopolitical fears, economic uncertainties and the threat of SARS. Equity markets staged an impressive rally during the second half on a wave of investor enthusiasm following the end of the Iraq war and massive liquidity stimulus. The rally was further supported by evidence of a synchronized global recovery, as stronger demand emerged in Asia and Europe. Even news of Wall Street scandals in the fourth quarter, which in prior years would have sent markets reeling, could not deflate investor enthusiasm. In a reversal of fortune, the three-year bond rally came to an end when bond and equity returns decoupled in the third quarter. The 10-Year Treasury yield rose to 4.3% by year-end from a historic low of 3.1% in June as the specter of deflation faded. Defying most analysts' forecasts of single-digit equity returns for 2003, the S&P 500 Index rose 28.7%, MSCI EAFE Index rose 38.6%, while the Lehman Aggregate Index returned 4.1% for the year.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        21.61%  4.31%   8.49%*
* Since inception 6/1/94


      Morgan Stanley
        Capital
     International
     EAFE (Europe,
     Australia and        Lehman Brothers                        Morningstar Moderate         Asset
     Far East) Index       Bond Index          S&P 500 Index      Allocation Category    Allocation Account

        10                   10                    10                    10                    10
"1994"  10.048               10.051                10.204                10.007                10.052
"1995"  11.174               11.907                14.039                12.584                12.128
"1996"  11.85                12.339                17.262                14.357                13.696
"1997"  12.061               13.53                 23.021                17.135                16.187
"1998"  14.473               14.706                29.599                19.395                17.673
"1999"  18.375               14.585                35.827                21.426                21.117
"2000"  15.771               16.281                32.563                21.795                21.457
"2001"  12.363               17.655                28.695                20.751                20.616
"2002"  10.392               19.466                22.351                18.373                17.948
"2003"  14.402               20.264                28.764                22.059                21.827

LOGO

Performance
For the year ended December 31, 2003, the Variable Asset Allocation Fund ( net of fees) returned 20.1%, which outperformed the Morningstar Moderate Allocation Median of 17.7%, and ranked in the top 26th percentile for the year. The Fund outperformed the financial benchmark (45% S&P 500, 15% MSCI EAFE, 40% Lehman Aggregate Index) return of 19.8% for the same time period.

Strategy Review
The Fund's asset allocation decision was one of the largest contributors to performance. We entered the fiscal year with a significant overweight to equities and underweight to bonds, based on attractive valuations and oversold sentiment. Overall, our constructive stance on equities was favorable for the year, as equities outperformed.

Within our overweight to equities we preferred the non-US to the US, which added to results. The portfolio's non-US exposure, particularly to Asia and Emerging Markets contributed strongly to results, as these regions outperformed the US in the second half. These regions benefited from excess liquidity and improved global growth.

Our active currency decision to underweight the US dollar and overweight non-dollar currencies was highly favorable. Our bearish stance on the dollar was based on deteriorating fundamentals of a massive US current account deficit and negative real short-term interest rates. During the year we established our US dollar underweight by adding to the Euro, Japanese Yen, Canadian Dollar, and more recently, the Chinese Renminbi.

Within fixed income, exposure to High Yield added significantly to returns. High yield bonds delivered stellar returns, highlighting investors' increased risk appetite and stronger economic growth.

U.S. Sector selection detracted from results. In the second half we preferred cyclicals to defensive sectors, which was not rewarded as cyclicals remained the market leaders.

Market Outlook
The U.S. economic recovery appears to have broadened to the overall global economy with positive economic news stemming from Europe and Asia. In the U.S., economic activity has been strong highlighted by double-digit capex growth, inventory liquidation and strong export growth. Even the labor market, the Achilles' heel of the U.S. economy, showed tentative signs of improvement. The strength of the recovery is remarkable given lingering structural issues of twin deficits, low levels of capacity utilization and a declining dollar. This dramatic economic turnaround appears to validate the massive liquidity stimulus provided to markets earlier in the year. Despite the surge in growth, monetary policy remains accommodative as inflation has been kept at bay. Although the U.K. and Australia have tightened policy recently, the U.S. Federal Reserve remains reluctant to shift from an easing policy stance until the recovery is sustainable.

The current environment of strong growth accompanied by high liquidity historically has proven supportive for the economy, corporate profits and equities. While the Fed typically tightens monetary policy following such robust periods of growth, we believe a longer reprieve will be granted in this cycle given remaining uncertainties, particularly the weak labor market. With both valuations and economic dynamics favoring equities relative to bonds, we remain overweight equities and underweight bonds relative to the benchmark. We continue to search for areas outside the U.S. that offer favorable valuations and are more attractively priced for a moderate growth environment. We prefer Europe ex-UK, Japan, Hong Kong, and the Emerging Markets. Within U.S. sectors we have reduced exposure to higher beta sectors in favor of groups that offer more stable growth supported by high free cash flows, solid return on equity, strong sales growth, and relatively cheap valuations.

BOND ACCOUNT

While U.S. interest rates ended 2003 very close to where they started the year (based on the 10-year Treasury bond), there were sharp fluctuations in between. The constant for the year was a patient Federal Reserve (Fed), which has been willing to drive short-term rates to very low levels and keep them there. Consequently, the upward rate pressure of more rapid growth was largely nullified, as the Fed anchored short-term rates, and the 10-year Treasury rate ended the year at 4.26%. Given monetary and fiscal stimulus, corporate credit conditions became very favorable during the year, producing excellent corporate bond returns.

GROWTH OF $10,000

       Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        4.59%   5.42%   6.53%   8.19%*
* Since inception 12/18/87

                                 Morningstar
          Lehman Brothers     Intermediate-Term
        Aggregate Bond Index    Bond Category         Bond Account
              10                  10                    10
"1994"        9.708               9.627                 9.71
"1995"        11.501              11.297                11.862
"1996"        11.918              11.67                 12.142
"1997"        13.068              12.692                13.429
"1998"        14.204              13.634                14.461
"1999"        14.088              13.468                14.086
"2000"        15.726              14.741                15.237
"2001"        17.053              15.826                16.474
"2002"        18.803              17.073                17.999
"2003"        19.574              17.913                18.825

LOGO

Corporate bonds performed well, as companies continued to repair their balance sheets and realized significant earnings growth. This, in conjunction with moderate corporate bond supply, kept the demand for corporate bonds high. Risk premiums declined during the quarter, driven by low interest rates and an improving economy. This caused riskier sectors within fixed income to consistently outperform, and reversed the flight to quality trend that occurred in 2002.

The Bond Account outperformed the Lehman Aggregate Index during the year with a return of 4.59% vs. 4.10%. Sector allocation during the year was appropriate, with overweighted positions vs. the index to some of the best performing fixed income sectors. One of the major drivers of performance during the year was an increased allocation to below-investment grade corporate bonds. These bonds, which are not a component of the Lehman Aggregate Index, posted the best performance among all fixed income sectors. For the year, this asset class posted a 26.42% excess return over similar duration U.S. Treasuries. Duration is a measure of bond price sensitivity to changes in interest rates. Another key driver of performance during the year was an overweighted position to investment grade corporate bonds. Investment grade credit was the second-best sector in fixed income, posting a 5.27% excess return. Underweighted positions to U.S. Treasuries and agencies also enhanced performance, as these sectors were two of the worst performers in the index.

Our 2004 sector recommendations are based on a sustainable economic recovery in which gross domestic product (GDP) growth will be approximately 4.5% in 2004. The market continues to focus on job creation and the recent improvement in non-farm payroll growth has made investors more confident that the economic rebound will continue. In addition, earnings announcements have generally exceeded expectations, and companies have continued to improve their financial condition by paying down and extending debt maturities. This fundamental improvement, combined with the technically-driven search for yield, led to significant outperformance by the riskier, spread sectors throughout 2003. Our outlook is for this to continue in early 2004. The fund continues to be overweighted in investment grade corporate bonds and has a 10% weighting to below investment grade corporate bonds. U.S. Treasuries and agencies remain underweighted, as these securities offer less relative value in an environment of low interest rates and improving economic conditions. The fund is currently neutral duration to the index.

BALANCED ACCOUNT

The major domestic stock market indexes had a positive year during 2003, reversing some of the negative performance over the past few years. The S&P 500 Index advanced 28.69% during the year, while the Russell 2000 Index, representing small-cap companies, was up 47.25%. Higher corporate earnings and positive economic news drove this equity market advance. The economy appears positioned for continuing growth with low inflation.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        18.82%  -0.32%  6.01%   8.44%*
* Since inception 12/18/87

                             Lehman Brothers     Morningstar Moderate
        S&P 500 Index     Aggregate Bond Index    Allocation Category      Balanced Account
            10                 10                    10                       10
"1994"      10.132             9.708                 9.772                    9.791
"1995"      13.94              11.501                12.288                   12.198
"1996"      17.141             11.918                14.019                   13.8
"1997"      22.859             13.068                16.732                   16.274
"1998"      29.391             14.204                18.939                   18.213
"1999"      35.575             14.088                20.922                   18.65
"2000"      32.334             15.726                21.282                   18.674
"2001"      28.493             17.053                20.263                   17.374
"2002"      22.193             18.803                17.941                   15.084
"2003"      28.56              19.574                21.54                    17.923

LOGO

Small-cap companies tended to outperform large-cap companies during the year, as investors sought more aggressive opportunities to add to their equity returns. Value and growth companies both advanced nearly equally during the year, but value companies did have a slight advantage in total return. Our asset allocation has benefited from a positive position in value equities vs. growth during the year. The exposure to small-cap companies was also a positive to overall returns.

During 2003, the balanced portfolio outperformed the benchmark 60% S&P 500/40% Lehman Aggregate Index. The portfolio's return was 18.82%, while the benchmark advanced 18.47% for the trailing 12 months. The outperformance was driven by the asset allocation positions to overweight equities relative to fixed income, which provided only a small positive return during the year. In addition to positive performance from small-cap exposure, there was also positive performance from international equity exposure in the account.

The underlying equity portfolios tended to underperform their respective indexes during the year, but positive performance from asset allocation offset the equity underperformance. The fixed income portfolios were underweighted during the year, which was a positive since the equity markets provided returns well above the 4.10% return of the Lehman Aggregate Bond Index during 2003. The portfolio continues to be well positioned for the new year, with an overweighted position in equities and exposure to small-cap and international equity markets.

CAPITAL VALUE ACCOUNT

The Capital Value Account underperformed both the Morningstar peer group and the Russell 1000 Value Index for the year ended December 31, 2003. The portfolio returned 25.49%, trailing the index by -4.54%. The focus on improving fundamentals and confirmation of those improvements hurt our returns, as companies with low valuations and poor fundamentals continued their strong relative performance.

GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
         25.49%  -0.52%  8.82%   12.06%*
* Since inception 5/13/70

        Russell 1000    Morningstar Large       Capital
         Value Index     Value Category      Value Account
            10             10                   10
"1994"      9.802          9.919                10.049
"1995"      13.562         13.121               13.255
"1996"      16.497         15.849               16.37
"1997"      22.301         20.13                21.041
"1998"      25.787         22.767               23.898
"1999"      27.682         24.276               22.873
"2000"      29.625         25.604               23.367
"2001"      27.969         24.229               21.486
"2002"      23.628         19.645               18.551
"2003"      30.723         25.224               23.28

LOGO

During 2003, the stock market posted its first annual gain in four years. The economy established a solid footing, job creation began to take hold, investment expanded and confidence grew. A majority of the portfolio's underperformance for the 12 months stemmed from stock selection. Information technology, health care, and utilities were the best-performing sectors for the period. The consumer discretionary, financials, and materials sectors were negative contributors to performance. Many companies in these sectors have experienced significant price rebounds in anticipation of potential earnings rebounds, which have not materialized. Large holdings with strong performance for the year included Countrywide Financial Corp, Lennar, and Edison International. Companies that hurt our performance this past year included Liberty Media, Lockheed Martin, and Sprint.

The economic momentum from third quarter's 8.2% annual rate of real economic growth carried over into the fourth quarter with only a small drop off. Consumer spending growth moderated somewhat but the dip was more than compensated for by renewed investment and industrial vigor. Job losses waned and the long-awaited pickup in employment got underway. Purchasing manager surveys hit their highest levels in 20 years, boding well for future growth. Chinese and U.S. growth are fueling a synchronized global expansion. During 2003, the stock market posted its first annual gain in four years. Looking forward, the U.S. economic future looks bright, suggesting the recession is over and a recovery is on.

In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. To identify these stocks, we focus on finding companies with 1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.

Our equity portfolio construction process reflects an active, bottom-up management style, in which security selection drives excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

In 2003 a number of positive stimuli moved the market forward. The war in Iraq removed a significant geopolitical concern that had hung over the market for some time. The Bush Administration's passage of tax cuts for income, capital gains, and dividends served to make equity investing more appealing. Low interest rates spurred record mortgage refinancing, robust home purchasing activity, debt restructuring, and balance sheet de-leveraging. Corporate earnings recovered after declines in 2001 and 2002, with results topping expectations for the first three quarters of 2003. Manufacturing activity, as reported by the Institute for Supply Management, rose to 66.2 as of December month-end. The advance resulted from an expansion in new orders and a boost in production, both of which point to industrial growth. The University of Michigan's survey of consumer sentiment increased to a level of 92.6 during the year, suggesting that consumers are gaining confidence in the recovery, but are still waiting for labor market improvement. 2003 will also be remembered for the weak U.S. dollar and as a period during which cheaper, more speculative stocks rallied. Small-cap stocks performed best for the year, followed by mid- and large-caps. Growth outpaced value in small and mid cap stocks, but styles were even in large caps. Against this backdrop, the S&P 500 returned 28.68% and the Lipper Large Cap Growth peer group returned 29.96%.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
         1 Year 5 Year  Life of Fund
         25.95%  -0.92%  11.40%*
        * Since inception 6/1/94


        Russell 1000      Morningstar Large       Equity Growth
        Growth Index      Growth Category           Account
            10                10                     10
"1994"      10.191            10.114                 10.259
"1995"      14.04             13.378                 14.792
"1996"      17.192            15.913                 18.941
"1997"      22.84             19.891                 24.784
"1998"      29.011            26.566                 29.481
"1999"      35.077            37.118                 41.126
"2000"      32.341            31.888                 36.31
"2001"      28.315            24.353                 30.914
"2002"      22.185            17.6                   22.345
"2003"      28.818            22.625                 28.144

LOGO

During 2003, across the market cap spectrum, smaller cap and lower quality, more speculative stocks exceeded larger, higher quality names. Our emphasis on the larger, higher quality names we favor had an opportunity cost to our performance.

While sector allocations added to relative return, stock selection was a detractor. Stock selection was weakest in the consumer discretionary sector. An overweight in the sector was a modest positive. The portfolio was hampered by weak performance from a number of retailers, including Wal-Mart, one of the fund's 10 largest positions. Wal-Mart suffered from negative publicity and increased scrutiny surrounding its labor practices. In the third quarter, we established a substantial position in media stocks, some of which performed well through year-end, while others lagged. We believe these stocks are poised for strong performance as the economy recovers, particularly since 2004 has both a Presidential election and the Olympics.

Favorable stock selection in the healthcare sector was unfortunately overshadowed by the negative effect of our sector overweight. Health care did not advance as strongly as other economically sensitive sectors. Among our largest holdings in the healthcare sector, Pfizer and Johnson & Johnson both had a negative effect on relative results. Johnson & Johnson, a company with relatively stable earnings from its broad mix of drugs and consumer products, initially benefited from the approval of its innovative stent to treat coronary artery disease; however, later in the year, the company declined on negative publicity about a number of deaths allegedly linked to the stent as well as concerns about competitive threats and their ability to produce supply to meet demand. We reduced our position in Johnson & Johnson in April. We reduced the portfolio's holdings of Pfizer in the third quarter, based on concerns about increased competition for Lipitor and Viagra, as well as our belief that near-term growth for Pfizer stems from synergies related to the Pharmacia acquisition and not new products. On the positive side, Pfizer maintains a healthy cash flow and no patent expirations.

Stock selection among consumer staples stocks also fell short of the index sector; an overweight in the sector detracted from relative results as well since staples lagged the broad market. Positions in several beverage and food companies, as well as a household products manufacturer were largely responsible for underperformance in this sector. Top 10 holding Procter and Gamble was a significant detractor. We had added to our holdings of Procter and Gamble in the first quarter of the year, anticipating a positive impact from its acquisition of Wella, a German hair care company. Although Procter & Gamble was one of the stronger stocks within the consumer staples sector, its return lagged the broader market. In the fourth quarter, Procter & Gamble announced earnings that beat expectations as the company benefited from sales of its over-the-counter heartburn medicine Prilosec.

In the financial services group, lagging stock performance was compounded by the impact of a meaningful sector underweight. Among the portfolio's largest financial positions, Citigroup was a strong positive contributor, while American International Group's return was less than half that of the index sector. Following a strong run in financials, we took profits in several names over the course of the third quarter, including Citigroup. We subsequently added incrementally to our Citigroup holdings, taking advantage of a price decline in August. Late in the year, Citigroup benefited from positive market reaction to its proposed acquisition of a Washington Mutual unit expected to broaden Citigroup's consumer lending presence and extend its geographic reach. AIG declined sharply in February following its announcement of a substantial charge to cover higher-than-expected claims by U.S. businesses for costs of sick workers and jury settlements. Through the remainder of the year, the stock's price vacillated within a relatively narrow range before gaining some momentum in the fourth quarter.

The fund's position in the industrial sector also detracted from relative performance, due to both weak performance of individual holdings and the effect of a sector underweight. While top 10 holding General Electric added to relative results, its contribution was not enough to offset losses in a number of other industrial stocks, particularly defense contractors. In the first quarter, we reduced our position in General Electric, taking advantage of the stock's strength. We subsequently increased our holdings of General Electric in August due to our belief that the company can successfully remake itself into a high growth, service-oriented business. In November, GE management indicated that after limited to modest profit growth in 2004 they anticipated double-digit profit growth in 2005.

The portfolio's energy position had a moderate negative effect on relative results, due mainly to lagging stock performance. An underweight in the strong performing materials sector also detracted from relative performance.

An overweight in the information technology sector was the largest positive contributor to relative results for the year. This was augmented by strong stock selection. Among the portfolio's largest technology positions, Cisco and Intel were significant positive contributors. Semi-conductor company Intel more than doubled in price, while communications equipment provider Cisco's gain was in the high double digits. Both companies benefited from accelerating economic momentum, strong earnings reports, and an improved outlook for corporate spending. A large overweight in Microsoft detracted from relative results. Despite Microsoft's weak showing this year, the company's prospects remain favorable with substantial cash available for acquisitions or dividends and expected earnings growth of 10% annually over the next five years. Microsoft paid its first dividend in 2003 and is expected to double the small initial payout in 2004. The fund generally benefited from its semi-conductor position as the semi-conductor industry advanced amid the improved economic environment. During the third quarter, we cut back on our semi-conductor allocation following the group's strong performance. However, we remained overweight in the industry.

A meaningful underweight in telecommunications stocks also added to relative return. Although telecommunications stocks were among the leaders in the early stages of the 2003 rally, telecommunications finished the year as the worst performing index sector.

As we enter the second year of the recovery, we are encouraged by signs of continued economic strength globally. Corporate profits hit an all-time high in the third quarter and negative earnings pre-announcements have been muted, which bodes well for the fourth quarter earnings season. As well, the flow of money into growth mutual funds has outpaced the flow into non-growth funds for the last four months. We continue to position the portfolio for recovery and emphasize high quality growth companies. It is our hope that quality will be rewarded in the coming year as investors rotate away from the more speculative stocks that drove the market in the early stages of the recovery.

GROWTH ACCOUNT

For the full year 2003, the portfolio rose 26.46% lagging the 29.75% rise of the Russell 1000 Growth Index. The portfolio's bias toward high quality growth stocks hurt performance in 2003. During the year, value stocks slightly outperformed growth stocks and low-quality stocks surged. The portfolio's quality bias was most affected in the second quarter, when low-quality stocks with weak balance sheets and deteriorating fundamentals surged as short sellers covered their positions. Although high-quality stocks continued to lag for the remainder of the year, the portfolio performed well after that period. As the economic recovery stabilizes we expect high-quality stocks to recover.

GROWTH OF $10,000


        Total Returns of the Account
        as of December 31, 2003
        1 Year 5 Year  Life of Fund
        26.46%  -6.91%  5.02%*
        * Since inception 5/2/94


        Russell Midcap  Morningstar Large      Growth
         Growth Index   Growth Category       Account
            10              10                10
"1994"      10.107          10.132            10.542
"1995"      13.541          13.402            13.243
"1996"      15.908          15.942            14.9
"1997"      19.494          19.928            18.917
"1998"      22.976          26.616            22.957
"1999"      34.76           37.188            26.729
"2000"      30.679          31.948            24.016
"2001"      24.494          24.399            17.892
"2002"      20.528          17.633            12.691
"2003"      29.298          22.667            16.049

LOGO

Despite the low quality surge, the portfolio benefited from solid stock selection in the technology sector, where more cyclical technology exposure helped performance. The portfolio benefited from large positions in 3M, Cisco, Linear Technology and Symantec as the market embraced economically sensitive stocks. Performance was held back by large positions in Johnson & Johnson and Medtronic, as the market shunned defensive health care holdings.

We expect the economy to continue to strengthen over the next six to 12 months, which should boost corporate profits and stock returns. The fund continues to maintain positions in companies with the highest quality long-term growth potential. We think the low quality rally is unsustainable and expect investors will return to higher quality stocks over the next six to 12 months.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 0.26% in the fourth quarter, which was identical to the Lehman Government/Mortgage Index. For the year, the account gained 1.84% vs. 2.73% for the Lehman Gov't/Mortgage Index. This performance reflects the account's higher weighting to mortgage securities whose performance was negatively impacted by high mortgage refinancing and prepayment on higher coupon mortgage securities.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        1.84%   5.78%   6.40%   7.85%*
        * Since inception 4/9/87

                                               Morningstar
           Lehman Brothers   Lehman Brothers   Intermediate     Government
           Mortgage-Backed    Government/      Government       Securities
            Bond Index       Mortgage Index     Category         Account
               10               10               10               10
"1994"         9.839            9.724            9.598            9.547
"1995"         11.492           11.456           11.174           11.368
"1996"         12.107           11.878           11.487           11.749
"1997"         13.256           13.011           12.458           12.969
"1998"         14.179           14.146           13.386           14.042
"1999"         14.443           14.07            13.193           14.001
"2000"         16.055           15.799           14.613           15.597
"2001"         17.375           17.017           15.613           16.784
"2002"         18.895           18.729           17.029           18.261
"2003"         19.475           19.24            17.395           18.597

LOGO


For 2003, the account benefited from its weighting in agency nonmortgage bonds, which performed well during the extreme volatility of 2003. The account performance was hurt by the position in 6.0% mortgages, which were refinanced at par ($100) and performed poorly with a shorter duration than the Lehman Government Mortgage Index. Declining mortgage rates produced a record level of mortgage refinancing and this diminished the performance of all premium 6.0% and 6.5% mortgages during the period. The account purchased discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to improve performance in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a strengthening economy and anticipation of a less accommodating Federal Reserve
(Fed) making their first move towards higher interest rates. During this period intermediate-term interest rates rose 0.30% to 0.50%. This interest rate rise and shorter portfolio duration, combined with slower principal repayments and a lower mortgage risk premium, caused the account to perform in line with the Government Mortgage Index.


INTERNATIONAL SMALLCAP ACCOUNT

After three consecutive years of declines, global equity markets bounced back in 2003. The Citigroup Extended Market Index (EMI) World ex US was up 53.73% for the year. International small companies extended their outperformance over large companies in 2003 and the Citigroup EMI Index outperformed the MSCI EAFE Index by 15.14%.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        54.15%  11.61%  8.06%*
        * Since inception 5/1/98

             Morgan Stanley
                Capital
              International       Citigroup         Morningstar
              EAFE (Europe,       Extended           Foreign
               Australia         Market Index       Small/Mid       International
              and Far East)         (EMI)           Growth            SmallCap
             SmallCap Index      ex US Market       Category           Account

                  10                10                10                10
"1998"            10                9.496             9.542             8.963
"1999"            11.973            11.729            17.6              17.371
"2000"            11.068            10.517            14.884            15.373
"2001"            9.683             8.867             11.226            12.014
"2002"            8.926             8.221             9.452             10.068
"2003"            14.402            12.638            14.563            15.52

LOGO

Canada was the strongest region this year, with the Citigroup EMI Canada Index up 65.93%. The Asia Pacific ex Japan markets were also very strong, and the Citigroup EMI Asia Pacific ex Japan Index was up 65.34%. Japan and Europe were the lowest performing regions, with the Citigroup EMI Japan and Citigroup EMI Europe Indexes up 49.48% and 52.20%, respectively.

Currency movements had a significant impact on returns again in 2003. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added approximately 15.0% to the Citigroup EMI Index return.

The  telecommunications  sector  led  international  small-cap  markets in 2003, increasing over 100%. Other outperforming sectors included information technology, industrials and materials. The utilities sector was the worst performing international small-cap sector, rising just over 35%. Other underperforming sectors included consumer staples, health care, financials and consumer discretionary.

The International SmallCap Account increased by 54.15% in 2003, outperforming the Citigroup EMI Index by 0.42%. The largest contributor to this outperformance was strong stock selection in the industrials, materials, financials, consumer discretionary and telecommunication services sectors. Poor stock selection in the information technology and energy sectors detracted from performance for the year.

From a regional perspective, strong stock selection in Japan and Europe was the biggest contributor to performance in 2003. Poor stock selection in Australia and Canada were the biggest detractors from performance.

We believe market fundamentals remain quite strong. Growth is increasing in most of the world's major economies, corporate profitability is improving and interest rates look to remain low. Over the last quarter of 2003, our investment approach worked well as companies with high levels of positive business fundamentals tended to outperform. We expect this trend to continue into 2004.

We remain focused on identifying attractively valued companies that are exhibiting positive fundamental business improvements..

INTERNATIONAL EMERGING MARKETS ACCOUNT

Emerging market equity performance for the year provided a good reflection of the themes that dominated much of 2003: U.S. dollar weakness, commodity price strength, the resilient price of oil, and the emergence of a synchronized global economic recovery. The emerging markets equity portfolio returned 57.2%, outperforming the MSCI Emerging Markets Free Index (EMF), which rose 56.2% for the year. The portfolio also outperformed the MSCI Europe, Australasia and the Far East Index (EAFE), which returned 38.5%. In addition, the portfolio outperformed the Standard & Poor's 500 Index at 28.6%, and the NASDAQ at 50.0%. Latin America was the best-performing region, with a return of 72.3%, followed by Eastern Europe, the Middle East and Africa (EEMEA) at 56.4%. Asia returned 50.6% for the year.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
                57.20%          8.72%*
* Since inception 10/24/00


               Morgan Stanley         Morningstar
                   Capital            Diversified       International
               International           Emerging           Emerging
               EMF (Emerging           Markets            Markets
              Markets Free) Index      Category           Account
                    10                  10                  10
"2000"              8.668               9.33                9.386
"2001"              8.452               8.982               8.988
"2002"              7.945               8.452               8.302
"2003"              12.416              13.126              13.051

LOGO

Stock selection accounted for the bulk of outperformance on both a sector and country basis. The portfolio outperformed significantly in the information technology and consumer discretionary sectors. The portfolio benefited during the year from good stock selection, especially in South Africa and South Korea.

Recent interest rate cuts in Brazil will continue and we have noted early signs of real wage increases. This should spark a long-awaited pick up in consumer spending. Further positive political news is expected, as fiscal and pension reform grind though the congressional process. Mexico is more of a question mark, with reasonable growth, a weaker currency outlook, and a lame duck presidency. In Argentina, the economic recovery from the crisis of 2001-2002 gathers steam, and we have recently been adding to positions in that country. The Russian market will dominate EEMEA for the foreseeable future. The central European markets continue to be driven by convergence with Europe. The South African market is still dominated by the performance of the rand. In the short term, the rand will be supported by the weaker U.S. dollar, stronger commodities, and high gold prices. Longer term the rand is becoming overvalued.

The fund will remain aggressively positioned in Asia. The strong economic rebound, high liquidity environment and weak U.S. dollar point to strong equity returns for 2004 in the region. In Southeast Asia, we are excited about Indonesia's prospects in an environment of lower interest rates and higher commodity prices. In Malaysia, we have a positive outlook on Prime Minister Abdullah Badawi's new administration, but are cautious on the market due to high valuations. Korea should benefit from continued strength in global trade. Taiwan's close links to mainland China provide a good stimulus for the local economy, which continues to perform well. Chinese momentum, both economically and in the equity market, keeps building.

Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy undervalued stocks with clear growth outlooks.

INTERNATIONAL ACCOUNT

Global equity markets rebounded strongly in 2003. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 38.59%. Appreciation of foreign currencies, relative to the dollar, contributed 15.22%, or almost 40% of the index gain. Driven by economic recovery, the materials, industrial, and information technology sectors were the strongest performers. The financial sector also rose significantly. Sectors that are not economically sensitive, such as consumer staples and health care, underperformed the market. Poor quality companies experienced some of the greatest gains. Small-cap companies and emerging markets outperformed the MSCI EAFE Index.


GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  Life of Fund
        32.33%  -0.59%  5.34%*
        * Since inception date 5/2/94

              Morgan Stanley
                 Capital           Morningstar
              International          Foreign
              EAFE (Europe,         LargeCap
             Australia and           Blend           International
             Far East) Index        Category           Account
                  10                 10                 10
"1994"            10.048             9.783              9.663
"1995"            11.174             10.836             11.032
"1996"            11.85              12.177             13.8
"1997"            12.061             12.886             15.489
"1998"            14.473             14.619             17.035
"1999"            18.375             20.287             21.452
"2000"            15.771             17.049             19.663
"2001"            12.363             13.344             14.891
"2002"            10.392             11.096             12.498
"2003"            14.402             14.793             16.539

LOGO

The international account returned 32.33% for the year, underperforming the index. The underperformance was driven by poor stock selection in the financial and materials sectors. Greater exposure to currencies that failed to appreciate, relative to the dollar, as much as the euro also hurt performance. The international account did not invest in poor quality companies, some near bankruptcy, which significantly appreciated during the year. The fund benefited from strong stock selection in the telecommunication services sector.

We strongly believe in our bottom-up, borderless investment approach. We have developed a more robust quantitative screening platform that was fully incorporated into our investment process in 2003. We expect this will enhance stock selection going forward.

LARGECAP BLEND ACCOUNT

The market moved steadily higher throughout the fiscal year, after hitting a three-year low on October 9th of 2002. Leadership in this new bull market was predominately provided by those sectors and stocks which are more cyclically oriented and leveraged to an economic rebound. Strong monetary and fiscal stimulus (including one of the largest tax cuts in U.S. history) provided liquidity and additional discretionary income, increasing consumption and demand for equities. These catalysts simultaneously lifted both the economy and stock market from their doldrums.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
         23.76%          2.74%*
* Since inception 05/01/02

                         Morningstar
             S&P 500     Large Blend       LargeCap
              Index       Category       Blend Account
              10            10              10
"2002"        8.269         8.215           8.453
"2003"        10.641        10.41           10.461


Optimism and rising expectations for an accelerating economy were supported by a preponderance of positive and improving macroeconomic data. The service sector has been in recovery for several months, and even manufacturing-in decline for 35 consecutive months through June - began to expand again in July. On the consumer side, retail sales have been consistently strong. The economic data has been reinforced by few negative earnings preannouncements or surprises by companies which have right-sized their cost structures to a more normal demand environment. As economists steadily increased their calendar 2003 growth estimates throughout the year, resolution of the official war with Iraq, combined with an increased corporate and consumer confidence, encouraged investors to be more accepting of risk.

As would be expected in a cyclical bull market, the preponderance of equities across all levels of capitalization rose, with both Growth and Value styles benefiting from the year-long rebound. Value stocks outperformed Growth stocks, returning 31.8% and 25.7%, respectively. Leadership was provided by those names generally of smaller size, with higher financial and operating leverage, lower quality and higher beta.

During the twelve-month period ended December 31, 2003, the Partners Variable Contracts, Inc. Large Cap Blend Account returned 23.76%, trailing the S&P500 Index which gained 28.68%. After two strong years of performance, we are disappointed that we did not fully participate. In a market driven predominately by a single factor (i.e momentum) our fundamental, valuation driven approach was disadvantaged. Our incremental approach based upon screens and fundamentals, employing a balanced risk/reward methodology, did not fare well in a market where returns were asymmetrically skewed toward higher risk.

Stock selection (generally, less cyclical) was the primary factor for underperformance versus the benchmark. Specifically, while stock selection was strong/neutral within Consumer Staples and Materials, it was offset by lackluster performance within Information Technology, Consumer Discretionary and Financials. In this rising market, performance was held back by having any cash, in addition to being underweight Financials and Information Technology. Alternatively, being overweight Utilities and Industrials benefited the portfolio. Although we were correct in calling for a better/positive year in 2003, we did not fully appreciate the benefit of the extreme monetary and fiscal stimulus. We were correctly positioned to benefit from an improving corporate/industrial economy, yet underestimated the benefit of an improving consumer-driven economy.

You may recall we started making moves within the portfolio toward riskier names in the third quarter of 2002. We reduced exposure in Health Care, Utilities and Energy, putting proceeds into opportunities within Financials, Information Technology and Telecommunication Services. These moves, which continued consistently throughout the year, proved to be correct. Our process driven, incremental approach, prevented us from participating fully in the rally. However, our approach is disciplined and deliberate with a focus on risk/reward, and we believe this has served us well over time.

We continue to be positive toward the overall market, though more cautious than last year at this time. We remain positive because even though expectations have risen over the past year, they still remain reasonable. More importantly, our analysts' discounted cash flow models, in aggregate, indicate the majority of stocks are trading at/near fair value, allowing for some room for the market to trade higher provided companies continue to meet/beat expectations, as we expect. While many risks remain, there are two additional factors which could help lift the economy for a second year in a row. First, an increasing supply of oil that ultimately will come from Iraq and non-OPEC members, could potentially lower the price of energy. Second, we have yet to see businesses increase their historically low inventory levels in response to the strengthening economy. We do not believe the potential for increased production, coupled with a recovery in the labor markets is factored into stocks.

We continue to be market/overweight Information Technology and Industrials with a bias toward corporate cyclicals. In addition, our overweight within Energy and Telecommunication Services are deep value, contrarian plays. At the end of the fiscal year, the portfolio held 51% of assets in Value stocks, with the remaining 49% in Growth stocks.

LARGECAP GROWTH EQUITY ACCOUNT

As the U.S. economy staged a dramatic recovery in 2003, global equity markets shook off daunting geopolitical concerns and rallied heartily. The Account participated in the market's exuberant advance, gaining 24.4%, but trailed the Russell 1000 Growth Index, which returned 29.8%. Especially noteworthy for the year was the sharp appreciation in the stock prices of lower quality, higher volatility, smaller capitalization companies. The portfolio was concentrated in higher quality names whose gains lagged somewhat by comparison.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
        23.14%          -22.33%*
* Since inception 10/24/00


        Russell       Morningstar      LargeCap
        1000            Large           Growth
        Growth         Growth           Equity
        Index          Category         Account
        10               10              10
"2000"  8.257            8.789           7.78
"2001"  6.585            6.712           5.44
"2002"  4.749            4.851           3.63
"2003"  6.162            6.236           4.47

LOGO

A beneficial overweight to technology was offset by unfavorable stock selection in the sector, notably in the electronics industry, where underweighting Texas Instruments and Motorola detracted, offsetting the benefit of an overweight position in Intel.

Within the retail area of consumer cyclicals, beneficial positions in Advance Auto Parts and Best Buy were offset by holding laggards Kohl's, Wal-Mart, and TJX. In addition, not owning Internet survivors Yahoo! and eBay, in commercial services, negated adept stock selection in lodging/tourism (Royal Caribbean) and homebuilding (D.H. Horton, Lennar).

In health care, pharmaceuticals (Pfizer) and medical technology (Zimmer) had the largest negative impacts. The biotechnology area also detracted, primarily due to an overweight position in sluggish Amgen and an underweight position in Genentech, which soared during the second quarter on the promise of its new blockbuster colorectal drug, Avastin.

The basic materials sector contributed most to relative performance, primarily due to holding Freeport McMoran, in the metals area, which rose over 150% in 2003 as copper and gold prices breached five-year highs. Underweighting the sluggish consumer staples sector also helped, as did an overweight to Career Education, in schools/education.

As the new year unfolds, the portfolio is positioned to take advantage of continued growth in the U.S. economy. The technology commitment has increased from a moderate underweight a year ago to the portfolio's largest overweight as we enter 2004, concentrated on the electronics, computers, and communications equipment industries. Financials are also overweight, focused on two high-quality credit card companies in consumer finance (MBNA and Capital One). The consumer cyclicals sector is also overweight, with all of that emphasis in the retail area. The consumer staples sector is de-emphasized, especially so in the lower-growth beverage, food, and consumer goods areas.

LARGECAP VALUE ACCOUNT

Market Overview & Performance
After dropping more than -40% over the prior three years, the S&P 500 gained nearly +29% in 2003, including more than +12% in the fourth quarter. Mounting evidence that the economy and corporate profits were improving drove the rally. After nearly three years of value leadership, returns for the growth and value indexes were almost identical during the year.


GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
        28.05%          5.77%*
* Since inception 05/01/02

                            Morningstar
        Russell 1000        Large Value         LargeCap
         Value Index         Category        Value Account
            10                10                10
"2002"      8.404             8.222             8.576
"2003"      10.928            10.557            10.982

During the period your portfolio had strong absolute returns, rising +28.5%, and performed about in line with the market, measured by the S&P 500 (+28.7%) but underperformed the Russell 1000 Value benchmark (+30%).

Stock selection in the consumer growth sector had the largest negative impact on performance. Several of our pharmaceutical firms, including Schering Plough, Wyeth and Pfizer underperformed due to investor concerns about weak product pipelines, patent expirations and pricing pressures. On top of these industry pressures, Wyeth was dragged down by news that it had added reserves to its "fen-phen" (diet drug) settlement trust. Though our positions in these stocks hurt performance, we continue to view them as attractive value opportunities and are confident in the long-term outlook due to continuing growth in prescriptions, both as the population ages and as new pharmaceuticals are under development.

In this environment, cyclical stocks led the market up, with the portfolio's technology stocks particularly strong on signs of a revival in capital spending. Nortel Networks, Corning, Sanmina and Avaya rose an astounding +163%, +215%, +181% and +428%, respectively, from very depressed levels. As the strong economy prompted more people towards home ownership, our homebuilders outperformed; Centex, Pulte and KB Home rose +118%, +96% and +70%.

Outlook
The increasingly positive economic environment, coupled with outperformance by value during 2000-2002, have reduced the attractiveness of US equities and narrowed the value opportunity to below our long-term average. The big value themes we saw in recent years have largely been realized; this generated our very strong premiums in 2000, 2001 and 2002. Without the return potential in new themes to justify concentration, we have reduced portfolio risk; the wide dispersion of the opportunity has led us to significantly reduce our sector weights relative to the index. Yet, we continue to believe that we can outperform by using our research-based stock selection as we did in other periods of spread compression.

LIMITED TERM BOND ACCOUNT

The Limited Term Bond Account underperformed the Lehman Mutual Fund 1-5 year Government/Credit Index since inception on May 1, 2003. The fund returned 0.78% compared to 1.68% for the index since the fund's inception.* The account's mortgage-backed securities (MBS) holdings experienced the most volatile period since the refinancing/prepayment wave of 1993 and 1994. Performance was enhanced by broad corporate diversification and overweighted sector allocation to asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and agencies. The tremendous growth of the fund adversely affected fund performance.

Two key factors caused the U.S. economy to be lackluster in late 2002 and early 2003. First, the uncertainties surrounding the possibility of war in Iraq affected business decisions. This, coupled with the lingering concerns created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.

Both interest rates and stock prices began to rise by June. Economic activity picked up and then accelerated further the summer of 2003, as tax cuts boosted household disposable income. Investors, as well as businesses, started to take more risks. Third quarter 2003 produced an increase of 8.2% in real gross domestic product (GDP), the broadest measure of U.S. output. This was the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The strength of the economy during 2004 will depend on the strength of the U.S. labor market, which is just starting to grow.

By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance fund returns, and to provide a well-diversified portfolio by exploiting expertise in a variety of market sectors.

*Fund returns are after expenses, which do not apply to the index.

MIDCAP ACCOUNT

There has been no change in portfolio strategy in the past year. Our focus is on purchasing high-quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting companies for the portfolio. We believe this strategy will result in superior returns, over time, while moderating volatility.

GROWTH OF $10,000

      Total Returns of the Account
       as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        32.81%  8.61%   11.72%  14.20%*
* Since inception 12/18/87

                                      Morningstar
                   Russell             Mid-Cap
                    Midcap              Blend                MidCap
                    Index              Category             Account
                    10                  10                  10
"1994"              9.791               9.839               10.078
"1995"              13.164              12.664              13.002
"1996"              15.665              15.253              15.747
"1997"              20.209              19.287              19.329
"1998"              22.248              20.593              20.042
"1999"              26.304              24.444              22.655
"2000"              28.474              25.268              25.96
"2001"              26.871              24.015              24.997
"2002"              22.521              19.913              22.81
"2003"              31.547              27.165              30.294

LOGO

The account underperformed the Russell MidCap Index for the year, posting a 32.81% return, compared to a 40.01% return for the index. Low-quality companies without earnings outperformed high-quality companies in the past year. Our focus on high-quality companies and our underweighting in companies without earnings were the main contributors to our underperformance. The primary contributors to the underperformance during the year were the technology and consumer discretionary sectors.

The strategy of the portfolio is evident in the characteristics of the portfolio vs. the index. Two key measures of the quality of a business are return on equity (ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the portfolio have an ROE of 17% vs. 14% for the index. Net margin is also higher for the companies in the portfolio, at 12% vs. 9% for the index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 26 and are less expensive than the index companies' P/E of 32. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT

Market Commentary:
The year 2003 was a welcome relief to equity investors. A quick end to formal hostilities in Iraq, healthier economic data, and an accommodative Federal Reserve were all instrumental in driving equity markets to post impressive positive returns during the year. As geopolitical risks diminished with the end of major conflict in Iraq, investors increased their focus on a number of positive economic influences. An improving economy translating into better corporate earnings and growth prospects drove strong equity performance, especially from the most economically sensitive sectors of the market. A historically low interest rate environment in the U.S. continued to drive demand for mortgage refinancing, providing consumers with the opportunity to improve their personal balance sheets. Political momentum for stimulating the economy with tax relief, including preferential tax treatment of stock dividends, also provided investors reason to cheer.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        40.58%  0.60%   -0.08%*
* Since inception 5/1/98

                Russell Midcap       Morningstar Mid-Cap       MidCap Growth
                 Growth Index        Growth Category            Account
                   10                    10                       10
"1998"             10.328                10.258                   9.66
"1999"             15.625                16.813                   10.691
"2000"             13.791                15.653                   11.557
"2001"             11.011                12.322                   9.602
"2002"             7.994                 8.93                     7.08
"2003"             11.409                12.153                   9.953

LOGO

Impressive double-digit returns were witnessed across all capitalization and style strata. All major U.S. domestic equity indices this year have experienced double digit increases, and we believe near-term opportunities have not disappeared in spite of the recent market rise. A more confident consumer armed with better buying power can continue to buoy demand for discretionary goods, and the early signs of cyclical improvement in the demand for large capital goods will help spur new capital investment across varied industry groups.

Our equity investment process is designed to recognize current market leadership, and then to build portfolios that have exposures to those types of characteristics, so that our client portfolios will participate in any market rally. We remain optimistic about the current equity market. We are focused on seeking out investments with solid fundamental underpinnings which also have the potential for sustainable growth. Such investments will serve our clients well, and ensure the success of this mandate.

Performance Review:
For 2003, the Fund finished with a 18th percentile ranking. Over this time period, the fund posted a return of 38.87% which underperformed the Russell Midcap Growth Index return of 42.71% but easily beat the median manager return of 33.37%.

The portfolio benefited from strong stock selection in the Health Care and Producer Goods sectors. Holding Health Care names such as Humana Inc., Express Scripts Inc. and Caremark Rx Inc. contributed to strong absolute returns. These holdings had good valuations and were viewed as companies that could help rein in escalating health care costs. Each of the stocks were up over 35% for the year. In the Producer Goods sector, holdings such as Monsanto Co. and Precision Castparts Corp. were up over 50% as earnings for these cyclical companies improved as the economy strengthened.

The portfolio was hurt by poor stock selection in the Services and Consumer Cyclicals sectors. Holding names such as Jones Apparel Group Inc. and Pharmaceutical Product Development Inc. was costly as both companies reduced earnings forecasts and were down for the year.

Market Outlook:
We expect to see a continued improvement in the economy into 2004, fueled in large part by capital spending and ongoing improvements in consumer confidence. In this environment, we believe a long-term, focused investment strategy will be rewarded and that fairly valued companies with earnings growth prospects will likely benefit.

We continue to search for firms with positive earnings dynamics and reasonable valuations while staying true to our midcap growth mandate. We also continue to dedicate significant assets to researching and identifying ways to improve our stock selection methodology. This is an ongoing process. Through research, superior stock selection and risk controlled portfolio construction, our goal is to provide consistent outperformance relative to a benchmark.

MONEY MARKET ACCOUNT

During 2003, the Federal Reserve (Fed) implemented one rate cut of 0.25% on June 25, which lowered the fed funds target rate from 1.25% to 1.00%. This is the lowest level since 1958. The war in Iraq dominated the focus of the market during the first part of 2003. The Fed even suspended its bias in March due to the uncertainty surrounding the war. As the outcome of the war became certain, investors' focus shifted to the anticipated date when the Fed would begin raising rates. However, by the end of the year the Fed had become less of a factor in the market as it made it clear short rates would be kept low for a "considerable period."

During 2003, money funds had a second year of outflows and registered a 9% decline in total industry assets. This is the largest outflow since 1983. Outstanding commercial paper (short-term obligations) also fell for a third straight year. Commercial paper declined $83 billion in 2003, $110 billion in 2002, and $161 billion in 2001.

The industry average maturity over the course of 2003 was in the area of 51-59 days. The portfolio actively monitors the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine- to 13-month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.

Investments in the money market account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


MIDCAP VALUE ACCOUNT

Performance
The Principal Investors Fund-Partners Mid Cap Value Fund (PIF-MCV) produced a solid total return in 2003 but fell slightly shy of the Russell Midcap Value Index (RMCV).

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2003
        1 Year  Life of Fund
        36.49%    12.46%*
* Since inception date 5/3/99

        Russell         Morningstar
        Midcap          Mid-Cap          MidCap
        Value           Value            Value
        Index           Category        Account
        10                10             10
"1999"  9.232             10.023         11.024
"2000"  11.003            11.709         14.445
"2001"  11.26             12.458         14.072
"2002"  10.173            10.85          12.67
"2003"  14.045            14.58          17.293

LOGO

On an absolute basis, PIF-MCV's holdings in Consumer Discretionary and Financials made the largest contribution to portfolio total return. The positive impacts of portfolio holdings within Health Care, Energy, Industrials and Information Technology (IT) were also sizable.

On a relative basis, strong stock selection in Consumer Discretionary and Energy was beneficial, while lower (albeit solid) returns in Health Care and Financials led to underperformance of the index.

We continue to be significantly overweight the Health Care and Energy sectors and substantially underweight Information Technology and Utilities. This is not due to our outlook on the sectors themselves, but is a result of our bottom-up stock selection process. We believe our holdings within Health Care and Energy remain very attractive on a fundamental and valuation basis. The fundamentals of the companies we own in both sectors are, in our opinion, more favorable now, going into 2004, than they were going into 2003. Even if commodity prices end up being weaker than expected, we have confidence that our holdings would still be able to meet our earnings expectations, given their solid balance sheets and low operating and financing costs that would protect margins. In addition, their low valuation multiples would likely provide a cushion against stock price pressures. As for our underweight allocation to Information Technology, we have simply been unable to find many quality companies at valuations not already reflecting highly optimistic economic and earnings growth assumptions.

Investment Strategy and Outlook
We have a neutral view on the stock market; i.e., we believe 2004 is likely to be a year of normal, single-digit returns. After a strong 2003, we believe investors' positive expectations are already being reflected in many equity valuations, and see little remaining that could carry the market significantly higher. We do, however, believe that there is ample opportunity for select stocks in 2004: those companies trading at valuations below what they are worth. While we don't know when the valuation gaps will close, we are confident that they will. We are therefore more bullish on our value-oriented portfolio than on the equity market as a whole. While projections of earnings may not come to pass, we note that our portfolio trades at a 22% discount to the RMCV based on 2004 earnings expectations, and is 32% cheaper than mid-caps overall on the same basis (as represented in the Russell MidCap). In addition, our portfolio has a higher return on equity (a measure of profitability and how effectively companies use shareholders' money) and higher historical & projected earnings growth rates than the RMCV. This is representative of our high quality discipline, and of our affinity for growth but our discipline of under-paying for it.

We can't predict what the economy or the market will do in 2004. This is irrelevant given that we run the portfolio on a bottom-up basis. What we do to reduce risk is pay low prices for what we believe are strong, well-run businesses possessing the ability to act/react to favorable and unfavorable economic conditions and events. We also try to ensure that there is enough upside potential to justify the investment risks we take. In all, we are pleased with the portfolio of companies we own going into the New Year.

REAL ESTATE ACCOUNT

Real estate stocks have outperformed the S&P 500 for the past four years. The Real Estate Account's 38.9% return for 2003 exceeded the S&P 500 Index's 28.4% return by 10.5%. The account also outperformed its benchmark, the Morgan Stanley REIT Index, which had an annual return of 36.7%. Security selection and property type allocation both positively contributed to outperformance in 2003, with security selection being the predominant factor. Security selection involving hotel, retail, and office owners was especially strong. The account also materially benefited from its overweighted position in regional mall owners and its underweighted position in hotel owners.

GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  Life of Fund
        38.91%  15.28%  12.01%*
        * Since inception 5/1/98

          Morgan        Morningstar
          Stanley       Specialty-Real       Real Estate
        REIT Index      Estate Category       Account
            10              10                  10
"1998"      8.577           8.592               9.344
"1999"      8.187           8.304               8.925
"2000"      10.382          10.449              11.689
"2001"      11.714          11.382              12.712
"2002"      12.14           11.849              13.693
"2003"      16.6            16.22               19.021

LOGO

Mid-year purchases of Host Marriott and Hilton Hotels stocks proved to be quite profitable for the account. The stocks of both hotel owners experienced robust gains during the account's holding period, as they reflected improving fundamental conditions. The account also materially benefited from not holding two hotel companies that experienced negative returns, FelCor Lodging and Meristar Hospitality.

Several retail property owners held by the fund made significant contributions to the account's outperformance. These companies included Chelsea Property Group, General Growth, Developer's Diversified, and CBL & Associates. Each of these stocks experienced extraordinary returns at 72.7%, 68.3%, 62.1% and 49.4%, respectively.

Brookfield Properties was the account's top office holding. Brookfield's strong creditworthy tenant base and below average level of lease expirations served it well, as office conditions were weak. Not holding office owner Crescent Real Estate also contributed to superior results. With an approximate 1% benchmark weighting, not owning it was helpful as its' 13.4% return significantly lagged the office average of 29.4%.

The extraordinary returns of real estate stocks in 2003 reflected investors' continued appetite for yield-oriented investment alternatives. The run-up in prices was somewhat surprising given the generally weak real estate conditions that existed. At some point, real estate conditions will need to improve to support stock valuation levels following the 2003 price increases. Real estate is a lagging cyclical business. Thus, it is reasonable to assume the U.S. economic recovery that is underway will eventually provide the necessary stimulus for improving real estate conditions.

SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Within this philosophical framework, we focus on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of performance, we seek to maximize information advantages and neutralize unintended portfolio risks.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        36.82%  5.26%   0.48%*
        * Since inception 5/1/98

                          Morningstar
           Russell        Small Blend       SmallCap
          2000 Index       Category         Account
            10              10              10
"1998"      8.768           8.609           7.949
"1999"      10.632          10.174          11.413
"2000"      10.311          11.48           10.074
"2001"      10.568          12.445          10.331
"2002"      8.404           10.433          7.508
"2003"      12.375          14.895          10.272

LOGO

Our process reflects a bottom-up style and draws upon both growth and value disciplines. In analyzing growth companies, we focus on identifying businesses that possess competitive advantages. These attributes are critical success factors that provide a higher level of confidence in the sustainability of growth. Among value-oriented opportunities, we seek quality companies with sound long-term business models that are currently out of favor based on short-term macro or company specific challenges. Identifying a catalyst for change is the most important factor when analyzing a value company.

The portfolio underperformed the Russell 2000 Index by 10.43%, returning 36.82% vs. 47.25% for the index. Stock selection from within the information technology, telecommunications services, and health care sectors was the primary culprit behind the full year's performance. However, the fund benefited from stock selection within the consumer discretionary and financial sectors. The fund's underperformance was due to our focus on stocks with improving and sustainable business fundamentals that trade at a discount to their potential valuation and demonstrate market confirmation of these improvements. However, we continue to believe that over the long term, stocks with these characteristics should provide superior returns.

SMALLCAP GROWTH ACCOUNT

Market Review
Small cap stocks got off to a poor start in early 2003 because investors were frightened by the prospect of a war against Iraq and by concerns about the war's effect on the U.S. economy. The end of major fighting in Iraq and strengthening economic prospects helped lift stocks out of their multi-year bear market in the spring. Not surprisingly, the past year witnessed a sharp recovery by market segments that had been hit hardest in the prior three-year period. Based on analysis of the Russell 2000 Growth Index, small cap information technology and telecommunications stocks surged more than 60% in 2003. More conservative sectors, such as consumer staples (+27.0%) and financials (+36.4%), reported comparatively modest gains. Despite investors' clear preference for more aggressive stocks in 2003, there was no strong style bias during the year. Small cap growth stocks as measured by the Russell 2000 Growth Index (+ 48.5%) only slightly outpaced small cap value stocks (+46.0%) as measured by the Russell 2000 Value Index.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        45.64%  -2.01%  -1.27%*
        * Since inception 5/1/98

                                Morningstar       SmallCap
              Russell 2000      Small Growth       Growth
              Growth Index       Category         Account
                 10               10               10
"1998"           8.965            9.341            10.296
"1999"           12.828           15.081           20.148
"2000"           9.951            14.22            17.345
"2001"           9.033            12.937           11.793
"2002"           6.301            9.26             6.386
"2003"           9.36             13.427           9.301

LOGO

Performance Overview
In the fiscal year ended December 31, 2003, the Principal Variable Contracts Small Cap Growth Fund slightly underperformed its benchmark, with a 45.6% gain vs. a 48.5% surge for the Russell 2000 Growth Index. The Portfolio's best holdings in 2003 tended to be in the Industrials, Consumer Discretionary, and Financial sectors. The three biggest contributors to performance were Career Education, Foundry Networks, and Chico's FAS. Career Education specializes in post-secondary education for workers looking to develop career skills. School enrollments sharply exceeded expectations, and the company's on-line educational initiative has been a huge success. Foundry Networks enjoyed excellent success selling networking gear, particularly to the government. Chico's FAS is a women's apparel retailer that enjoyed better than expected sales due to excellent merchandising.

We held an average of 3% frictional cash in the Portfolio during the year, which hurt returns in a sharply rising market. Underperforming stocks included Verisity, Emcor Group, and Copart. Verisity suffered from a longer than expected slowdown in its semiconductor design markets. Emcor suffered several shortfalls in earnings due to a weak contracting market. Copart experienced problems due to a sharp slowdown in its growth rate due to saturation of its salvage auto auction markets.

Looking Ahead
After such a vigorous small stock performance in 2003, many have questioned whether the current rally has gotten ahead of underlying fundamentals. Although a note of caution is in order, we note that past periods of strong small cap returns have tended to carry on longer than most investors expect. Since the late 1970s, small cap stocks have appreciated more than 40% in a calendar year on only two other occasions (1979 and 1991) besides 2003. For instance, after the 43.1% return in 1979, small cap stocks surged ahead again in 1980 with a 38.6% gain. Similarly, following the 1991 bull market of 46.1%, the Russell 2000 chalked up another 18.4% return in 1992. Although we expect a cooling off in the markets in the months ahead, we would not be surprised to see another solid year of equity gains as the economy continues to strengthen.

In this kind of environment, we suspect both large and small cap stocks will perform reasonably well. Small cap earnings growth is again expected to outpace the large cap increase in the year ahead, as it has in 13 of the past 14 quarters. We believe that relative valuations, meanwhile, no longer strongly support small caps versus large caps, though small caps are by no means overvalued relative to historical experience. This valuation parity is surprising, given that small caps have outperformed large caps in each of the last five years. Historically, small cap rallies have tended to continue on until relative valuations move to extremes, so we believe that we still could see another couple of years of outperformance in the small cap arena. In 2003, the small caps that performed best were high-beta, more speculative issues, especially those that were losing money. We believe the small cap recovery will continue to broaden out over the course of 2004 and favor the types of higher-quality companies that currently comprise the Principal Variable Contracts Small Cap Growth Portfolio.


NOTE:Portfolios are actively  managed and their  compositions  differ over time.
     The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of December 31, 2003. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment or any UBS advisory account or mutual fund. For complete information about a mutual fund, including risks, charges, and expenses, investors should read the prospectus carefully before investing.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.

GROWTH OF $10,000


        Total Returns of the Account
           as of December 31, 2003
        1 Year  Life of Fund
        28.32%    -3.16%*
* Since inception date 5/3/99


                        Morningstar         LargeCap
       S&P 500          Large Blend       Stock Index
         Index           Category          Account
          10               10               10
"1999"    10.94            11.153           10.893
"2000"    9.943            10.376           9.84
"2001"    8.762            8.957            8.649
"2002"    6.825            6.985            6.708
"2003"    8.783            8.851            8.608

LOGO

The portfolio trailed the S&P 500 Index during 2003, with a return of 28.32% vs.28.67% for the Index. The account performed within our expectations and the difference in returns was mainly due to expenses.

The equity market provided strong positive returns during the year, as economic reports improved and corporate earnings moved upward. Positive economic activity and improving corporate earnings, along with the Federal Reserve (Fed) holding interest rates at low levels resulted in positive stock market performance. All sectors within the S&P 500 Index posted positive returns during the year. The information technology and financial sector were the top performers, with the telecommunication services and consumer staple sectors providing the lowest, yet still positive, returns.

The outlook for equity market performance remains positive for 2004. A strengthening economy with improved consumer confidence is providing an improved outlook. Low inflation and a further drop in unemployment levels will be important in sustaining the recovery and continuing the advance in the equity markets.

SMALLCAP VALUE ACCOUNT

The performance of the Portfolio was affected by a couple of factors worth mentioning. Exposure to mortgage-related companies, which benefited from historically low interest rates, contributed to the Portfolio's strong performance in the Finance sector. Investments in nursing homes paid off due to increased reimbursement from Medicare patients. Beyond these contributors, holding stocks in the Portfolio that were acquired during the fourth quarter (such as Esperion, Allegiant Bancorp and Unisource) notably aided performance. On the other hand, although our technology investments were generally up significantly during the year, a number of holdings underperformed relative to other technology companies. This was due primarily to the fact that lower quality (non-earners) and micro-cap stocks significantly outperformed higher quality small cap companies. An underweight in steel-related concerns resulted in underperformance in the Basic Materials sector. Finally, fraud at Friedman's Jewelers added to our overall underperformance in the Retail sector.

GROWTH OF $10,000

        Total Returns of the Account
            as of December 31, 2003
        1 Year  5 Year  Life of Fund
        50.61%  17.02%  11.61%*
        * Since inception 5/1/98

                                Morningstar     SmallCap
             Russell 2000       Small Value     Value
              Value Index        Category        Account
                 10               10              10
"1998"           8.54             8.441           8.494
"1999"           8.413            8.82            10.316
"2000"           10.334           10.318          12.778
"2001"           11.783           12.104          13.577
"2002"           10.437           10.863          12.374
"2003"           15.241           15.503          18.636

LOGO

UTILITIES ACCOUNT

In 2003 the utilities industry rebounded, with the S&P Utilities Index gaining 26.26%. The account underperformed the index by -12.43% and its peers by -5.78%, with a return of 13.83%. Performance was negatively affected by weaker returns from the account's hybrid preferreds, which typically have a low correlation with the risk/return characteristics of common stock, an asset class broadly held by the peer group.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  Life of Fund
        13.83%  -2.60%  0.20%*
        * Since inception 5/1/98


                S&P             S&P
             Utilities          500             Russell 3000       Morningstar Specialty-    Utilities
              Index             Index           Value Index         Utilities Category        Account
              10                 10                10                  10                      10
"1998"        11.089             11.079            10.195              10.973                  11.536
"1999"        10.104             13.41             10.873              12.766                  11.8
"2000"        16.134             12.188            11.747              13.679                  14.063
"2001"        11.224             10.74             11.238              10.753                  10.168
"2002"        7.86               8.365             9.532               8.194                   8.886
"2003"        9.924              10.765            12.493              10.015                  10.115

LOGO

The industry gained some stability during the year, underscored by a "back to basics" strategy, adopted by many utilities, which reduced leverage and disposed of non-core assets. The result was a stronger balance sheet and improved financial flexibility. Notwithstanding ongoing rating erosion and fundamental issues, the utility sector still proved to be one of the best performers in 2003. Overall improvement for the year resulted from lower financial risk, a drop in capital spending, which helped to create more positive free cash flow, and diminished investor concern relative to earlier Enron-like events. Specifically, the Blackout of 2003, which effectively cut power to 50 million customers in the northeast United States and eastern Canada for 24 hours in August, has increased the importance of a comprehensive energy bill to address transmission congestion and the repeal of the Public Utility Holding Co Act (PUHCA). Also, successful efforts are needed by the Federal Energy Regulatory Commission (FERC) to establish workable and viable regional transmission organizations in the United States. Given the upcoming presidential election, it is uncertain whether energy legislation will be drafted anytime soon. A repeal of PUHCA could occur however, potentially leading to a broader role of financial players in the utility sector.

Last year, the sector was supported by strong technicals, including significant spread compression, despite being challenged by a variety of concerns such as high oil and gas prices, deregulation, and infrastructure developments. Going into 2004, conservative management teams should continue to avoid higher-risk, non-regulated businesses and focus instead on rate cases and constructive regulatory relationships. The rating agencies still appear to be locked in a "catch-up" mode, continuing to downgrade utilities that probably should have had lower ratings several years ago. However, the downgrade pace has slowed and this should continue into 2004, given the industry's improving balance sheet and stable electric operations, as well as signs of a strengthening economy.

The telecommunications industry reflected a much-improved capital structure, strong free cash flow and the introduction of new technologies. Overall weak demand, revenue pressures, an uncertain regulatory environment, fragile consumer confidence, and stiff competition in long distance, wireless, and voice/data services could nevertheless lead to a few opportunities going into 2004.

President Bush's dividend tax relief package could help prompt stronger investor demand for common and preferred securities paying attractive dividends, especially in the income-oriented utility and telecommunication sectors. In many ways, conditions in 2003 created a "perfect storm" for the hybrid preferred market. Historically low short-term rates, an accommodative Federal Reserve
(Fed) policy, a steep yield curve, signs of a strengthening economy, tightening corporate bond spreads, positive legislative developments, and improving credit quality encouraged strong institutional and individual demand for preferreds. reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.





IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY consists of domestic funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR MODERATE ALLOCATION CATEGORY consists of domestic funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR HIGH YIELD CATEGORY consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds - but they are also more vulnerable to economic and credit risk.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 VALUE INDEX measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES

Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP., except for the financial highlights for the six months ended June 30, 2004 which are unaudited.




                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..     $9.82     $11.28      $12.02        $13.23     $12.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.15       0.20        0.24          0.35       0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.92      (1.66)      (0.71)        (0.17)      2.00
                            ----      -----       -----         -----       ----
 Total From Investment
            Operations      2.07      (1.46)      (0.47)         0.18       2.35
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)        --       (0.24)        (0.34)     (0.35)
 Distributions from
  Realized Gains......        --         --       (0.03)        (1.05)     (1.07)
   ----                                           -----         -----      -----
   Total Dividends and
         Distributions     (0.19)        --       (0.27)        (1.39)     (1.42)
   ----                    -----                  -----         -----      -----
Net Asset Value, End
 of Period............    $11.70      $9.82      $11.28        $12.02     $13.23
                          ======      =====      ======        ======     ======
Total Return..........     21.61%    (12.94)%     (3.92)%        1.61%     19.49%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $98,006    $82,409    $101,904       $94,905    $89,711
 Ratio of Expenses to
  Average Net Assets..      0.85%      0.84%       0.85%         0.84%      0.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.49%      1.79%       2.23%         2.67%      2.50%
 Portfolio Turnover
  Rate................     186.0%     255.3%      182.4%         67.8%      86.7%

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $11.56     $13.73      $15.43        $15.41     $16.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.27       0.34       0.40/(b)/      0.45       0.56
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.83      (2.11)      (1.42)/(b)/   (0.43)     (0.19)
                            ----      -----       -----         -----      -----
 Total From Investment
            Operations      2.10      (1.77)      (1.02)         0.02       0.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.40)      (0.47)           --      (0.57)
 Distributions from
  Realized Gains......        --         --       (0.21)           --      (0.64)
   ----                                           -----                    -----
   Total Dividends and
         Distributions     (0.35)     (0.40)      (0.68)           --      (1.21)
   ----                    -----      -----       -----                    -----
Net Asset Value, End
 of Period............    $13.31     $11.56      $13.73        $15.43     $15.41
                          ======     ======      ======        ======     ======
Total Return..........     18.82%    (13.18)%     (6.96)%        0.13%      2.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,735   $110,545    $144,214      $167,595   $209,747
 Ratio of Expenses to
  Average Net Assets..      0.65%      0.61%       0.61%         0.60%      0.58%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.65%      0.62%         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.23%      2.52%       2.73%/(b)/    2.74%      3.36%
 Portfolio Turnover
  Rate................     114.3%      87.8%      114.3%         62.6%      21.7%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.32     $11.84      $11.78        $10.89     $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.52       0.51       0.56/(b)/      0.85       0.81
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.02       0.54       0.35/(b)/      0.04      (1.12)
                            ----       ----       ----           ----      -----
 Total From Investment
            Operations      0.54       1.05        0.91          0.89      (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.55)     (0.57)      (0.85)           --      (0.82)
   ----                    -----      -----       -----                    -----
   Total Dividends and
         Distributions     (0.55)     (0.57)      (0.85)           --      (0.82)
   ----                    -----      -----       -----                    -----
Net Asset Value, End
 of Period............    $12.31     $12.32      $11.84        $11.78     $10.89
                          ======     ======      ======        ======     ======
Total Return..........      4.59%      9.26%       8.12%         8.17%     (2.59)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $263,435   $232,839    $166,658      $116,216   $125,067
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.49%       0.50%         0.51%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.32%      5.02%       5.73%/(b)/    7.47%      6.78%
 Portfolio Turnover
  Rate................      82.1%      63.3%      146.1%         81.5%      40.1%

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $23.60     $27.78      $30.72        $30.74     $37.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.38       0.39        0.34          0.50       0.78
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      5.63      (4.18)      (2.80)         0.13      (2.41)
                            ----      -----       -----          ----      -----
 Total From Investment
            Operations      6.01      (3.79)      (2.46)         0.63      (1.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.39)      (0.34)        (0.50)     (0.80)
 Distributions from
  Realized Gains......        --         --       (0.14)        (0.15)     (4.02)
   ----                                           -----         -----      -----
   Total Dividends and
         Distributions     (0.38)     (0.39)      (0.48)        (0.65)     (4.82)
                           -----      -----       -----         -----      -----
Net Asset Value, End
 of Period............    $29.23     $23.60      $27.78        $30.72     $30.74
                          ======     ======      ======        ======     ======
Total Return..........     25.49%    (13.66)%     (8.05)%        2.16%     (4.29)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,253   $206,541    $254,484      $283,325   $367,927
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.61%       0.61%         0.60%      0.43%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%      0.61%         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.45%       1.20%         1.54%      2.05%
 Portfolio Turnover
  Rate................     125.7%     142.6%       91.7%        141.8%      43.4%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.74     $16.29      $20.37      $23.89      $18.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.06       0.03        0.01        0.02       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.99      (4.54)      (2.82)      (2.73)       7.17
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      3.05      (4.51)      (2.81)      (2.71)       7.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)     (0.04)      (0.02)         --          --
 Distributions from
  Realized Gains......        --         --       (1.25)      (0.81)      (1.60)
   ----                                           -----       -----       -----
   Total Dividends and
         Distributions     (0.06)     (0.04)      (1.27)      (0.81)      (1.60)
                           -----      -----       -----       -----       -----
Net Asset Value, End
 of Period............    $14.73     $11.74      $16.29      $20.37      $23.89
                          ======     ======      ======      ======      ======
Total Return..........     25.95%    (27.72)%    (14.86)%    (11.71)%     39.50%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $272,831   $219,044    $334,401    $383,139    $379,062
 Ratio of Expenses to
  Average Net Assets..      0.74%      0.77%       0.75%       0.73%       0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.77%        --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.47%      0.19%       0.06%       0.08%      (0.08)%
 Portfolio Turnover
  Rate................     130.9%     138.8%       88.8%       69.1%       89.6%

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $12.00     $11.58      $11.43      $10.26      $11.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45       0.43        0.51        0.69        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.24)      0.55        0.32        0.48       (0.74)
                           -----       ----        ----        ----       -----
 Total From Investment
            Operations      0.21       0.98        0.83        1.17       (0.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)     (0.52)      (0.68)         --       (0.72)
 Distributions from
  Realized Gains......        --      (0.04)         --          --          --
   ----                               -----
   Total Dividends and
         Distributions     (0.44)     (0.56)      (0.68)         --       (0.72)
   ----                    -----      -----       -----                   -----
Net Asset Value, End
 of Period............    $11.77     $12.00      $11.58      $11.43      $10.26
                          ======     ======      ======      ======      ======
Total Return..........      1.84%      8.80%       7.61%      11.40%      (0.29)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $368,564   $342,001    $193,254    $127,038    $137,787
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.47%       0.49%       0.51%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.83%      4.87%       5.63%       6.33%       6.16%
 Portfolio Turnover
  Rate................     110.4%      33.8%       45.9%        4.3%       19.7%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..     $8.68     $12.24      $16.43      $23.56      $20.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.02          --       (0.02)       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.26      (3.58)      (4.19)      (2.29)       3.20
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      2.29      (3.56)      (4.19)      (2.31)       3.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)        --          --          --       (0.14)
 Distributions from
  Realized Gains......        --         --          --       (4.82)      (0.10)
   ----                                                       -----       -----
   Total Dividends and
         Distributions     (0.02)        --          --       (4.82)      (0.24)
   ----                    -----                              -----       -----
Net Asset Value, End
 of Period............    $10.95      $8.68      $12.24      $16.43      $23.56
                          ======      =====      ======      ======      ======
Total Return..........     26.46%    (29.07)%    (25.50)%    (10.15)%     16.44%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $141,107   $124,079    $209,879    $294,762    $345,882
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.61%       0.61%       0.60%       0.45%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%      0.61%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.18%       0.02%      (0.13)%      0.67%
 Portfolio Turnover
  Rate................      40.8%      27.3%       39.0%       83.5%       65.7%

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.78     $10.51      $13.90      $15.95      $14.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.10        0.09        0.10        0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.67      (1.78)      (3.46)      (1.48)       3.14
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      2.80      (1.68)      (3.37)      (1.38)       3.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.05)      (0.02)      (0.08)      (0.47)
 Distributions from
  Realized Gains......        --         --          --       (0.59)      (1.71)
   ----                                                       -----       -----
   Total Dividends and
         Distributions     (0.10)     (0.05)      (0.02)      (0.67)      (2.18)
                           -----      -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.48      $8.78      $10.51      $13.90      $15.95
                          ======      =====      ======      ======      ======
Total Return..........     32.33%    (16.07)%    (24.27)%     (8.34)%     25.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $167,726   $119,222    $145,848    $190,440    $197,235
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%       0.92%       0.90%       0.78%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%      0.93%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.33%      1.03%       0.78%       0.81%       3.11%
 Portfolio Turnover
  Rate................     111.5%      82.2%       84.3%       99.9%       65.5%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003      2002       2001      2000/(D)/
                           ----      ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.24     $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.60     (0.70)     (0.48)     (0.63)
                           ----     -----      -----      -----
 Total From Investment
            Operations     4.71     (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)    (0.01)        --         --
  ----                    -----     -----
   Total Dividends and
         Distributions    (0.09)    (0.01)     (0.04)     (0.02)
                          -----     -----      -----      -----
Net Asset Value, End
 of Period............   $12.86     $8.24      $8.93      $9.37
                         ======     =====      =====      =====
Total Return..........    57.20%    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,972   $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.71%     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.84%     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.16%     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    112.4%    147.7%     137.4%      44.0%/(f)/

                           2003      2002       2001       2000          1999
                           ----      ----       ----       ----          ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $9.06    $10.84     $13.87     $16.66         $9.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.10      0.08       0.04      (0.04)        (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.72     (1.83)     (3.07)     (1.89)         8.41
                           ----     -----      -----      -----          ----
 Total From Investment
            Operations     4.82     (1.75)     (3.03)     (1.93)         8.39
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.15)    (0.03)        --         --            --
 Distributions from
  Realized Gains......       --        --         --      (0.86)        (0.73)
  ----                                                    -----         -----
   Total Dividends and
         Distributions    (0.15)    (0.03)        --      (0.86)        (0.73)
  ----                    -----     -----                 -----         -----
Net Asset Value, End
 of Period............   $13.73     $9.06     $10.84     $13.87        $16.66
                         ======     =====     ======     ======        ======
Total Return..........    54.15%   (16.20)%   (21.85)%   (11.50)%       93.81%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $66,242   $38,912    $43,674    $50,023       $40,040
 Ratio of Expenses to
  Average Net Assets..     1.33%     1.31%      1.41%      1.44%         1.32%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.33%     1.32%        --         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.00%     0.77%      0.32%     (0.26)%       (0.28)%
 Portfolio Turnover
  Rate................    128.9%     73.6%     123.8%     292.7%        241.2%



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002 and May 1, 2003. /(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003      2002/(C)/
                           ----      ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $8.43     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.10       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.90      (1.57)
                           ----      -----
 Total From Investment
            Operations     2.00      (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.02)
                          -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.02)
                          -----      -----
Net Asset Value, End
 of Period............   $10.37      $8.43
                         ======      =====
Total Return..........    23.76%    (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $54,632    $13,927
 Ratio of Expenses to
  Average Net Assets..     0.80%      1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.83%      1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.08%      0.86%/(e)/
 Portfolio Turnover
  Rate................     56.2%      49.1%/(e)/

                           2003       2002          2001      2000/(F)/
                           ----       ----          ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $3.63      $5.44         $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --      (0.02)        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.84      (1.79)        (2.31)     (2.22)
                           ----      -----         -----      -----
 Total From Investment
            Operations     0.84      (1.81)        (2.34)     (2.22)
                           ----      -----         -----      -----
Net Asset Value, End
 of Period............    $4.47      $3.63         $5.44      $7.78
                          =====      =====         =====      =====
Total Return..........    23.14%    (33.27)%      (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,677     $5,572        $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.16%      1.05%         1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.19%      1.09%         1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.13)%    (0.49)%       (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................     51.1%     183.8%        121.2%     217.6%/(e)/



/(a)/ Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized./      /
/(e) /Computed on an annualized basis.
/(f) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003      2002           2001       2000      1999/(F)/
                            ----      ----           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $6.35     $8.29          $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10      0.08           0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.70     (1.94)         (1.23)     (1.14)      0.97
                            ----     -----          -----      -----       ----
 Total From Investment
            Operations      1.80     (1.86)         (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)    (0.08)         (0.08)     (0.10)     (0.07)
 Distributions from
  Realized Gains......        --        --             --      (0.05)     (0.08)
  -----                                                        -----      -----
   Total Dividends and
         Distributions     (0.09)    (0.08)         (0.08)     (0.15)     (0.15)
                           -----     -----          -----      -----      -----
Net Asset Value, End
 of Period............     $8.06     $6.35          $8.29      $9.52     $10.71
                           =====     =====          =====      =====     ======
Total Return..........     28.32%   (22.44)%       (12.10)%    (9.67)%     8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $118,638   $72,949        $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..      0.39%     0.39%          0.40%      0.40%      0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.39%     0.39%          0.41%      0.46%      0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.42%     1.22%          1.05%      1.01%      1.41%/(e)/
 Portfolio Turnover
  Rate................      15.7%     15.1%          10.8%      11.0%       3.8%/(e)/

                            2003     2002/(C)/
                            ----     ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..     $8.52    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.16      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.23     (1.48)
                            ----     -----
 Total From Investment
            Operations      2.39     (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)    (0.06)
                           -----     -----
   Total Dividends and
         Distributions     (0.11)    (0.06)
                           -----     -----
Net Asset Value, End
 of Period............    $10.80     $8.52
                          ======     =====
Total Return..........     28.05%   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $47,221   $13,186
 Ratio of Expenses to
  Average Net Assets..      0.74%     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.79%     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.77%     1.79%/(e)/
 Portfolio Turnover
  Rate................      17.1%      5.9%/(e)/



/(a) /Expense ratio without the Manager's voluntary expense limit.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003/(C)/
                           ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.05)
                           -----
 Total From Investment
            Operations      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.09)
                           -----
Net Asset Value, End
 of Period............     $9.99
                           =====
Total Return..........      0.78%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,552
 Ratio of Expenses to
  Average Net Assets..      0.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.15%/(e)/
 Portfolio Turnover
  Rate................       5.0%/(e)/

                            2003          2002        2001        2000       1999
                            ----          ----        ----        ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $28.54        $32.09      $34.47      $36.90     $34.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35          0.30        0.24        0.10       0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      9.01         (3.08)      (1.50)       4.76       4.20
                            ----         -----       -----        ----       ----
 Total From Investment
            Operations      9.36         (2.78)      (1.26)       4.86       4.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)        (0.30)      (0.24)      (0.10)     (0.12)
 Distributions from
  Realized Gains......        --         (0.47)      (0.88)      (7.19)     (1.67)
   ----                                  -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.34)        (0.77)      (1.12)      (7.29)     (1.79)
                           -----         -----       -----       -----      -----
Net Asset Value, End
 of Period............    $37.56        $28.54      $32.09      $34.47     $36.90
                          ======        ======      ======      ======     ======
Total Return..........     32.81%        (8.75)%     (3.71)%     14.59%     13.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,204      $248,986    $278,707    $286,681   $262,350
 Ratio of Expenses to
  Average Net Assets..      0.61%         0.62%       0.62%       0.62%      0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.61%         0.62%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.09%         0.98%       0.77%       0.28%      0.32%
 Portfolio Turnover
  Rate................      44.9%         67.9%       73.6%      139.6%      79.6%



/(a) /Expense ratio without the Manager's voluntary expense limit.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003       2002       2001       2000      1999
                           ----       ----       ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $6.26      $8.49     $10.46     $10.66     $9.65
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)     (0.05)      0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.57      (2.19)     (1.68)      0.77      1.01
                           ----      -----      -----       ----      ----
 Total From Investment
            Operations     2.54      (2.23)     (1.73)      0.79      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --      (0.02)    (0.02)
 Distributions from
  Realized Gains......       --         --      (0.24)     (0.97)       --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (0.24)     (0.99)    (0.02)
  ----                                          -----      -----     -----
Net Asset Value, End
 of Period............    $8.80      $6.26      $8.49     $10.46    $10.66
                          =====      =====      =====     ======    ======
Total Return..........    40.58%    (26.27)%   (16.92)%     8.10%    10.67%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $54,288    $21,934    $27,838    $25,924   $14,264
 Ratio of Expenses to
  Average Net Assets..     0.91%      0.91%      0.97%      0.96%     0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.94%      0.92%        --       1.01%     1.09%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.39)%    (0.55)%    (0.66)%     0.27%     0.26%
 Portfolio Turnover
  Rate................     67.5%      43.1%      55.2%     161.9%     74.1%

                           2003       2002       2001       2000     1999/(B)/
                           ----       ----       ----       ----     ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $10.48     $11.68     $12.57     $11.11    $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.01         --      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.81      (1.16)     (0.35)      3.12      1.24
                           ----      -----      -----       ----      ----
 Total From Investment
            Operations     3.82      (1.16)     (0.34)      3.12      1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.01)        --     (0.02)
 Distributions from
  Realized Gains......    (0.16)     (0.04)     (0.54)     (1.66)    (0.22)
                          -----      -----      -----      -----     -----
   Total Dividends and
         Distributions    (0.17)     (0.04)     (0.55)     (1.66)    (0.24)
                          -----      -----      -----      -----     -----
Net Asset Value, End
 of Period............   $14.13     $10.48     $11.68     $12.57    $11.11
                         ======     ======     ======     ======    ======
Total Return..........    36.49%     (9.96)%    (2.58)%    31.05%    10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $52,054    $24,766    $11,778     $7,739    $5,756
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.04%      1.36%      1.20%     1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.08%      1.10%        --       1.29%     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.03%      0.12%      0.02%     0.30%/(d)/
 Portfolio Turnover
  Rate................     55.5%      75.3%     208.8%     233.2%    154.0%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.007      0.014      0.039      0.059      0.048
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.007      0.014      0.039      0.059      0.048
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.007)    (0.014)    (0.039)    (0.059)    (0.048)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.007)    (0.014)    (0.039)    (0.059)    (0.048)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      0.74%      1.42%      3.92%      6.07%      4.84%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $151,545   $201,455   $180,923   $114,710   $120,924
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.50%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.74%      1.40%      3.70%      5.88%      4.79%

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $11.24     $10.77     $10.29      $8.20      $9.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.49       0.35       0.42       0.44       0.43
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.87       0.48       0.47       2.09      (0.85)
                            ----       ----       ----       ----      -----
 Total From Investment
            Operations      4.36       0.83       0.89       2.53      (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.42)     (0.35)     (0.41)     (0.44)     (0.45)
 Distributions from
  Realized Gains......     (0.28)     (0.01)        --         --         --
   ----                    -----      -----
   Total Dividends and
         Distributions     (0.70)     (0.36)     (0.41)     (0.44)     (0.45)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $14.90     $11.24     $10.77     $10.29      $8.20
                          ======     ======     ======     ======      =====
Total Return..........     38.91%      7.72%      8.75%     30.97%     (4.48)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $93,018    $46,358    $22,457    $17,261    $10,560
 Ratio of Expenses to
  Average Net Assets..      0.91%      0.92%      0.92%      0.99%      0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.92%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.83%      3.99%      4.55%      5.29%      4.92%
 Portfolio Turnover
  Rate................      53.9%      54.4%      92.4%      44.7%     101.9%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $5.83      $8.03      $7.83     $10.74      $8.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01       0.01         --       0.03         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.14      (2.20)      0.20      (1.24)      3.52
                           ----      -----       ----      -----       ----
 Total From Investment
            Operations     2.15      (2.19)      0.20      (1.21)      3.52
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)     (0.01)        --      (0.02)        --
 Distributions from
  Realized Gains......       --         --         --      (1.68)     (0.99)
  ----                                                     -----      -----
   Total Dividends and
         Distributions    (0.01)     (0.01)        --      (1.70)     (0.99)
  ----                    -----      -----                 -----      -----
Net Asset Value, End
 of Period............    $7.97      $5.83      $8.03      $7.83     $10.74
                          =====      =====      =====      =====     ======
Total Return..........    36.82%    (27.33)%     2.55%    (11.73)%    43.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $65,285    $32,201    $36,493    $30,006    $26,110
 Ratio of Expenses to
  Average Net Assets..     0.95%      0.97%      1.00%      0.90%      0.91%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.95%      0.97%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.09%      0.12%     (0.06)%     0.28%      0.05%
 Portfolio Turnover
  Rate................    162.9%     215.5%     154.5%     135.4%     111.1%

                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $5.74     $10.60     $15.59     $19.56     $10.10
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     (0.05)     (0.10)     (0.08)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.66      (4.81)     (4.89)     (2.67)      9.70
                           ----      -----      -----      -----       ----
 Total From Investment
            Operations     2.62      (4.86)     (4.99)     (2.75)      9.65
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (1.22)     (0.19)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (1.22)     (0.19)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............    $8.36      $5.74     $10.60     $15.59     $19.56
                          =====      =====     ======     ======     ======
Total Return..........    45.64%    (45.85)%   (32.01)%   (13.91)%    95.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,628    $32,754    $55,966    $68,421    $39,675
 Ratio of Expenses to
  Average Net Assets..     0.99%      0.95%      1.05%      1.02%      1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.02%      1.06%        --       1.02%      1.07%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.64)%    (0.68)%    (0.92)%    (0.49)%    (0.61)%
 Portfolio Turnover
  Rate................     54.1%     287.9%     152.2%      90.8%      98.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003      2002       2001       2000      1999
                           ----      ----       ----       ----      ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.30    $11.37     $11.26     $10.06     $8.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06      0.06       0.09       0.13      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.14     (1.07)      0.60       2.17      1.72
                           ----     -----       ----       ----      ----
 Total From Investment
            Operations     5.20     (1.01)      0.69       2.30      1.78
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.06)     (0.09)     (0.12)    (0.06)
 Distributions from
  Realized Gains......    (0.41)       --      (0.49)     (0.98)       --
  ----                    -----                -----      -----
   Total Dividends and
         Distributions    (0.46)    (0.06)     (0.58)     (1.10)    (0.06)
                          -----     -----      -----      -----     -----
Net Asset Value, End
 of Period............   $15.04    $10.30     $11.37     $11.26    $10.06
                         ======    ======     ======     ======    ======
Total Return..........    50.61%    (8.86)%     6.25%     23.87%    21.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $82,135   $44,217    $30,888    $17,358   $11,080
 Ratio of Expenses to
  Average Net Assets..     1.16%     1.28%      1.24%      1.16%     1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.18%     1.29%        --       1.34%     1.44%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.50%     0.68%      0.95%      1.31%     0.82%
 Portfolio Turnover
  Rate................     54.0%     77.4%      67.8%     133.0%     89.7%

                           2003      2002       2001       2000      1999
                           ----      ----       ----       ----      ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $7.26     $8.73     $12.43     $10.90    $10.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.34      0.37       0.25       0.24      0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.66     (1.47)     (3.70)      1.81      0.02
                           ----     -----      -----       ----      ----
 Total From Investment
            Operations     1.00     (1.10)     (3.45)      2.05      0.25
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.33)    (0.37)     (0.25)     (0.24)    (0.23)
 Distributions from
  Realized Gains......       --        --         --      (0.28)    (0.05)
  ----                                                    -----     -----
   Total Dividends and
         Distributions    (0.33)    (0.37)     (0.25)     (0.52)    (0.28)
                          -----     -----      -----      -----     -----
Net Asset Value, End
 of Period............    $7.93     $7.26      $8.73     $12.43    $10.90
                          =====     =====      =====     ======    ======
Total Return..........    13.83%   (12.61)%   (27.70)%    19.18%     2.29%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,255   $25,079    $33,802    $43,725   $30,684
 Ratio of Expenses to
  Average Net Assets..     0.61%     0.62%      0.62%      0.63%     0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.54%     4.40%      2.22%      2.32%     2.52%
 Portfolio Turnover
  Rate................     22.5%     66.4%     104.2%     146.7%     23.0%



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
See accompanying notes.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and
Shareholders
Principal Variable Contracts Fund,
Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Variable Contracts Fund, Inc. (comprised of the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities Accounts) as of December 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of management of Principal Variable Contracts Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective accounts constituting Principal Variable Contracts Fund, Inc. at December 31, 2003, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.







Des Moines, Iowa
January 23, 2004

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Investors Fund, Inc. and Principal Mutual Funds that are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" are defined in the Investment Company Act of 1940, as amended. The interested persons shown below are considered to be interested because of a current or former affiliation with the Manager or Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND DATE OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
----------------------------------  -----------------------  -------------     -------------


                                                      92             None

 James D. Davis
 Director since 1974     Attorney. Vice
 Member Audit and        President, Deere and
 Nominating Committee    Company, Retired.
 4940 Center Court,
 Bettendorf, Iowa
 03/22/34

                                                      92             None
 Pamela A. Ferguson
 Director since 1993     Professor of
 Member Audit and        Mathematics, Grinnell
 Nominating Committee    College since 1998.
 4112 River Oaks         Prior thereto,
 Drive, Des Moines,      President, Grinnell
 Iowa                    College.
 05/05/43

                                                      92             None
 Richard W. Gilbert
 Director since 1985     President, Gilbert
 Member Audit and        Communications, Inc.
 Nominating Committee    since 1993. Prior
 5040 Arbor Lane,        thereto, President
 #302, Northfield,       and Publisher,
 Illinois.               Pioneer Press.
 05/08/40

                                                      92             None


 William C. Kimball      Chairman and CEO,
 Director since 1999     Medicap Pharmacies,
 Member Audit and        Inc. since 1998.
 Nominating Committee    Prior thereto,
 4350 Westown Parkway,   President and CEO.
 Suite 400
 West Des Moines, Iowa
 11/28/47

                                                      92              None

 Barbara A. Lukavsky
 Director since 1987     President and CEO,
 Member Audit and        Barbican Enterprises,
 Nominating Committee    Inc. since 1997.
 Member Executive        President and CEO, Lu
 Committee               San ELITE USA, L.C.
 13731 Bay Hill Court,   1985-1998.
 Clive, Iowa
 09/10/40


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.


THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF CURRENT OR FORMER AFFILIATION WITH THE

MANAGER OR PRINCIPAL LIFE. .

                              Director, Principal
                              Management
                              Corporation and
                              Princor Financial
                              Services Corporation
                              ("Princor") since                             None
 John E. Aschenbrenner        1998. President,
 Director since 1998          Insurance and
 08/16/49                     Financial Services,
                              Principal Life since
                              2003. Executive Vice
                              President, 2000-2003.
                              Prior thereto, Senior
                              Vice President.

                         Director and
                         President, Princor
 Ralph C. Eucher         and Principal
 Director and            Management
 President since 1999    Corporation, since                            None
 Member Executive        1999. Senior Vice
 Committee               President, Principal
 06/14/52                Life, since 2002.
                         Prior thereto, Vice
                         President.

                         Chairman and
                         Director, Princor and                         None
 Larry D. Zimpleman      Principal Management
 Director and Chairman   Corporation since
 of the Board since      2002. President,
 December 2001           Retirement and
 Member Executive        Investor Services,
 Committee               Principal Life since
 09/07/51                2003. Executive Vice
                         President, 2001-2003.
                         Prior thereto, Senior
                         Vice President.

The Audit and Nominating Committee considers management's recommendation of independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Additional information about the Fund is available in the Prospectus and Statement of Additional Information both dated May 1, 2003. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


PROXY VOTING POLICIES


A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated, August 30, 2004, and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Accounts, and to make shareholder inquires, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION







                             dated August 30, 2004


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated August 30, 2004, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2003, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Variable Contracts Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-2080

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Cost of Manager's Services..............................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares.............................

Calculation of Performance Data.........................................

Tax Status..............................................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

FUND HISTORY


The Principal Variable Contracts Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:
.. February 13, 1998 to add the International SmallCap; MidCap Growth, Real
  Estate; SmallCap; SmallCap Growth; SmallCap Value and Utilities Accounts;
.. February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts;
.. July 27, 2000 to add the International Emerging Markets, LargeCap Growth
  Equity and MidCap Growth Equity Accounts and change the name of the Stock
  Index 500 Account to the LargeCap Stock Index Account;
.. April 6, 2001 to change the name of the Aggressive Growth Account to the
  Equity Growth Account;
.. January 29, 2002 to add the LargeCap Blend and LargeCap Value Accounts; and
.. February 4, 2003 to add the Limited Term Bond Account.
.. February 12, 2004 to change the name of the Real Estate Account to Real Estate
  Securities Account and the Utilities Account to the Equity Income Account.

.. June 21, 2004 to add the Equity Value, Principal LifeTime 2010, Principal
  LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts.

Principal Management Corporation is the Manager of the Fund.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Manager or Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Manager or Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately.


FUND INVESTMENT LIMITATIONS

Asset Allocation Account, Balanced Account, Equity Growth Account, Growth Account, International Account and MidCap Account

Fundamental Restrictions
------------------------

Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers that invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Account does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 5) Invest in companies for the purpose of exercising control or management.

 6) Invest more than 10% (25% for the Equity Growth Account) of its total assets in securities of foreign issuers. This restriction does not pertain to the International Account or the Asset Allocation Account.

 7) Invest in arbitrage transactions.

 8) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 9) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Equity Growth and MidCap Accounts have each adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Capital Value Account

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


 2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Account's total assets.

 3) Underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

 4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

 5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

 6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 9) Invest in companies for the purpose of exercising control or management.

 10) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

 11) Invest more than 20% of its total assets in securities of foreign issuers.

 12) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

In addition:


 13) The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 14) The Account does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, less liabilities other than such borrowings, or b) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 15) It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.


 2) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreement maturing in more than seven days.

 3) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

Equity Income Account, International SmallCap Account, MidCap Growth Account, Real Estate Securities Account, SmallCap Account, SmallCap Growth Account and SmallCap Value Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law. Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 5) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 6) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

  However, the Real Estate Securities Account may not invest less than 25% of its total assets in securities of companies in the real estate industry, and the Equity Income Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry except that each may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


 8) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (20% for each of the Equity Income and SmallCap Accounts, 10% for each of the MidCap Growth and SmallCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International SmallCap Account.

 5) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships. This restriction does not apply to the Real Estate Securities Account.

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


International Emerging Markets Account, LargeCap Blend Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, LargeCap Value Account and MidCap Value Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law.

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the Standard & Poor's 500 Index also is so concentrated.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (10% for the LargeCap Stock Index and MidCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International Emerging Markets Account.

 5) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Account, except International Emerging Markets, has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Bond Account and Limited Term Bond Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Bond Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Bond Account may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

 5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than 20% of its total assets in securities of foreign issuers.

 8) Invest in arbitrage transactions.

 9) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

Each Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.

Government Securities Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of a) purchasing any securities on a standby, when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below.


 2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

 3) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

 4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 7) Invest in companies for the purpose of exercising control or management.

 8) Make loans, except that the Account may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing.

 10) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

 11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

 12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.


 2) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Money Market Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").


 2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 4) Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

 5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

 6) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the value of the Account's total assets.

 7) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

 10) Invest in companies for the purpose of exercising control or management.

 11) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of
  a) 5% of the value of the Account's assets, or b) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

 13) Invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

 14) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

Non-Fundamental Restrictions
----------------------------

 15) The Account has adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to: acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Account may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Account may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Account may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Account or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Account or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Account will concentrate its investments in the mutual fund industry. This restriction does not apply to the Account's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 8) Sell securities short.

Each Account may invest in underlying funds which may sell securities short when the underlying fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short.


NON-FUNDAMENTAL RESTRICTIONS
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

Equity Value Account


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account.

 7) Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% of its assets in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests.

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


SECURITY SELECTION

Equity Value
------------
American Century's value team looks for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Asset Allocation
----------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Asset Allocation, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

LargeCap Growth Equity
--------------------------
When Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") places a trade for the same security or futures contract for more than one account, it is normal practice that such trades will be placed as a block.
.. Execution of orders for clients who designate the use of particular brokers generally can not participate in block trades, and should generally be delayed until the execution of non-broker designated orders has been completed.
.. Execution of orders for any client who prohibits participation in block trades should generally be delayed until the execution of any block trade for the security.

Multiple Trades in the Same Security or Futures Contract
.. Intra-Day: When a security or futures contract is traded in more than one lot during a day, either all accounts trading shall participate in each lot, or an average price shall be obtained that is applicable to all accounts.
.. Multi-Day: When a security or futures contract is traded across multiple days, all accounts trading shall participate on each day, unless the record clearly demonstrates that the trading decisions were made independently.

The intended basis of allocation for a trade should be recorded prior to placing the order. When this is not practicable, the intended allocation will be recorded immediately thereafter.


LargeCap Stock Index
------------------------
Principal Global Investors, LLC ("Principal") allocates Account assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Account if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Account if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Account's assets. Account assets may be invested in futures and options.

MidCap Growth
-------------
The Dreyfus Corporation ("Dreyfus") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

SmallCap Value
------------------
J.P. Morgan Investment Management Inc. ("Morgan") uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. Morgan seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model. Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Selections of equity securities for the other Accounts (except the MidCap Value
-------------------------------------------------------------------------------
Account).
-------------
Such selections are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.

.. Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

MidCap Value
----------------
Neuberger Berman Management Inc. ("Neuberger Berman"), Sub-Advisor for the MidCap Value Account primarily uses a bottom-up approach although a limited top-down analysis will be used as well.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Government Securities and Money Market Accounts) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
------------------

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------

The Accounts may each engage in the practices described under this heading.

.. Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Account's custodian. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Account's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase.

  . Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

    The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes. Through the purchase and sale of futures contracts and related options, an Account seeks primarily to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market.

  . Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.


    In using futures contracts, the Account seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keep the Account's net asset value from declining as much as it otherwise would. An Account also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the ability of the Manager or Sub-Advisor to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Account may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Account's exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.


    When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Accounts (except the Government Securities and Money Market) may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. The Accounts (other than Asset Allocation and Equity Growth) will enter into forward foreign currency exchange contracts only for the purpose of "hedging", that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by an Account are denominated or exposed. They do not enter into such forward contracts for non-hedging purposes. The Asset Allocation and Equity Growth Accounts each may engage in speculative forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------

The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager or Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Manager or Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Account sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


An Account's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Account's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


An Account also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Account's repurchase of the underlying security. An Account's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements
----------------------------------------------

Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements ("swap options").

An Account may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account's investment objectives and general investment polices, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.


An Account may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if an Account had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a "net basis." Consequently, an Account's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). An Account's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Account's investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account's total assets.


Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account's Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Accounts' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


High-Yield/High-Risk Bonds
--------------------------

The Asset Allocation, Balanced, Bond, and MidCap Value Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced and Bond Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Manager or Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Manager or Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond and Government Securities Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------

The Accounts may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------

All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities
-------------------------------------------

Each of the Accounts may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Account only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, an Account may sell the securities before the settlement date, if such action is deemed advisable. At the time an Account commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Account also segregates Account assets, which must be liquid and marked to the market daily, equal in value to the Account's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Account's custodian, by notation on the books of the Account's custodian that the assets in question are "segregated", or by designation of the Account's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on an Account's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Account may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of an Account's total assets that may be committed to transactions in such agreements.

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------

The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Account may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Manager or Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Manager or Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor further evaluates these securities.


INDUSTRY CONCENTRATIONS

Each of the Accounts, except the Equity Income and Real Estate Securities Accounts, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Equity Income Account may hold more than 25% of its assets in securities of companies in the utilities industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated. For purposes of applying the LargeCap Growth Equity and SmallCap Growth Accounts' industry concentration restrictions, the Accounts use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co., Incorporated. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The Equity Value Account uses the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, tenure in office, address and date of birth of the officers and Board members are shown below. Each person also has the same position (including committee memberships, if any) with the Principal Investors Fund, Inc. and the Principal Mutual Funds which are also sponsored by Principal Life. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND          OTHER
                                                                                                      COMPLEX      DIRECTORSHIPS
                                                                                                      OVERSEEN          HELD
                        POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)              BY              BY
NAME, ADDRESS AND AGE   FUND                    TIME SERVED           DURING PAST 5 YEARS             DIRECTOR        DIRECTOR
---------------------   ---------------------   -----------         -----------------------          ----------    -------------
James D. Davis          Director                Since 1997    Attorney. Vice President, Deere and        95             None
4940 Center Court       Member Audit and                      Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Richard W. Gilbert      Director                Since 1997    President, Gilbert Communications,                        None
5040 Arbor Lane, #302   Member Audit and                      Inc. since 1993.
Northfield, Illinois    Nominating Committee
05/08/40


Mark A. Grimmett        Director                Since 2004    Executive Vice President and CFO,
6310 Deerfield Avenue   Member Audit and                      Merle Norman Cosmetics, Inc., since                       None
San Gabriel,            Nominating Committee                  2000. Prior thereto, Vice President
California                                                    and CFO.
04/03/60


William C. Kimball      Director                Since 1999    Chairman and CEO, Medicap Pharmacies,               Casey's General
3094 104th              Member Audit and                      Inc. Retired.                                         Stores, Inc.
Urbandale, Iowa         Nominating Committee
11/28/1947




Barbara A. Lukavsky     Director                Since 1997    President and CEO, Barbican
13731 Bay Hill Court    Member Audit and                      Enterprises, Inc. since 1997.                             None
Clive, Iowa             Nominating Committee
09/10/40                Member Executive
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of an affiliation with the Manager and Principal Life.
---------------------------------------------------------------------------

John E. Aschenbrenner  Director                Since 1998   Director, Principal      95
08/16/49                                                    Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor") since
                                                            1998. President,
                                                            Insurance and                       None
                                                            Financial Services
                                                            since 2003. Executive
                                                            Vice President,
                                                            Principal Life
                                                            Insurance Company
                                                            2000-2003; Prior
                                                            thereto, Senior Vice
                                                            President, 1996-2000.

Ralph C. Eucher        Director and President  Since 1999   Director and             95
06/14/52               Member Executive                     President, Princor
                       Committee                            and Principal
                                                            Management
                                                            Corporation since
                                                            1999. Senior Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company since 2002.                 None
                                                            Vice President,
                                                            1999-2002. Prior
                                                            thereto, Second Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company.

Larry D. Zimpleman     Director                Since 2001   Chairman and             95
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     Principal Management
                       Committee                            Corporation since
                                                            2001. President,
                                                            Retirement and
                                                            Investor Services
                                                            since 2003. Executive
                                                            Vice President,                     None
                                                            Principal Life
                                                            2001-2003. Senior
                                                            Vice
                                                            President,1999-2001.
                                                            Prior thereto, Vice
                                                            President,1998-1999.



The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board. During the year ended December 31, 2003, the committee met twice.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the year ended December 31, 2003, the committee met once.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1997   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.

Michael J. Beer      Executive Vice          Since 1997   Executive Vice
01/09/61             President                            President and Chief
                     Principal Accounting                 Operating Officer,
                     Officer                              Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader
                                                          Principal Financial
                                                          Group.

Arthur S. Filean     Senior Vice President   Since 1997   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.

Ernest H. Gillum     Vice President          Since 1997   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.

Jane E. Karli        Assistant Treasurer     Since 1997   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal Life
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997.

Layne A. Rasmussen   Controller              Since 1997   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1997   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Principal Global
                                                          Investors, LLC, Princor
                                                          and Principal
                                                          Management Corporation.

Jean B. Schustek     Assistant Vice          Since 1997   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following tables set forth the aggregate dollar range of mutual funds within the fund complex which were beneficially owned by the Directors as of December 31, 2003. Mr. Grimmett was elected to the Board of Directors on March 8, 2004 and therefore is not included in the tables below. As of December 31, 2003, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.

                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                  JAMES D.       RICHARD W.      WILLIAM C.       BARBARA A.
 PRINCIPAL MUTUAL FUND              DAVIS         GILBERT         KIMBALL          LUKAVSKY
 ---------------------              -----         -------         -------          --------
Balanced                              B              B               A                 A
Bond                                  C              D               B                 E
Capital Value                         B              C               A                 A
Cash Management                       E              B               A                 D
Equity Income                         D              B               A                 A
Government Securities Income          B              B               B                 A
Growth                                D              D               A                 A
International                         B              C               B                 E
International Emerging Markets        C              A               B                 A
International SmallCap                C              A               B                 A
LargeCap Stock Index                  A              A               B                 A
Limited Term Bond                     A              A               A                 E
MidCap                                E              D               B                 A
Partners Blue Chip                    D              B               A                 A
Partners Equity Growth                A              A               B                 A
Partners LargeCap Blend               A              A               B                 A
Partners LargeCap Value               A              A               B                 A
Partners MidCap Growth                A              A               A                 A
Partners SmallCap Growth              A              A               A                 A
Real Estate Securities                A              A               B                 A
SmallCap                              A              A               B                 A
Tax-Exempt Bond                       B              A               A                 A
  TOTAL FUND COMPLEX                  E              E               C                 E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.                RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER              EUCHER               ZIMPLEMAN
 ---------------------      -------------              ------               ---------
Balanced                          B                      A                      A
Bond                              B                      A                      A
Capital Value                     C                      A                      A
Cash Management                   B                      A                      A
Equity Income                     B                      C                      A
Government Securities
Income                            A                      C                      A
Growth                            C                      C                      A
International                     C                      A                      A
International Emerging
Markets                           A                      A                      A
International SmallCap            C                      A                      A
LargeCap Stock Index              A                      A                      A
Limited Term Bond                 C                      A                      A
MidCap                            C                      C                      A
Partners Blue Chip                C                      A                      A
Partners Equity Growth            C                      C                      A
Partners LargeCap
Blend                             A                      D                      A
Partners LargeCap
Value                             A                      D                      A
Partners MidCap Growth            B                      A                      A
Partners SmallCap
Growth                            A                      A                      A
Real Estate Securities            B                      A                      A
SmallCap                          A                      A                      A
Tax-Exempt Bond                   A                      C                      A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage
Securities                        B                      B                      C
Government Securities             D                      A                      A
International I                   D                      A                      C
International Emerging
Markets                           B                      A                      A
LargeCap Growth                   C                      A                      A
LargeCap S&P 500 Index            B                      C                      A
MidCap Blend                      B                      B                      C
Money Market                      B                      A                      A
Partners LargeCap
Blend I                           B                      A                      A
Partners LargeCap
Growth I                          C                      A                      A
Partners LargeCap
Value                             B                      C                      C
Partners MidCap Growth            C                      A                      A
Principal LifeTime
Strategic Income                  B                      A                      A
Real Estate Securities            C                      A                      A
SmallCap S&P 600 Index            B                      A                      A
  TOTAL FUND COMPLEX              E                      E                      E
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 95 portfolios as of June 1, 2004) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Account for which the meetings are held. These fees and expenses are divided among the

The Directors also serve as Directors for each of the 24 investment companies (with a total of 95 portfolios as of June 1, 2004) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Account for which the meetings are held. These fees and expenses are divided among the

Accounts: Asset Allocation
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $421 billion in asset under management with approximately $174 billion in institutional assets.

Accounts: MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $70.5 billion in total assets (as of December 31, 2003) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Accounts: Balanced, Capital Value, Government Securities, Equity Income, Growth,
         International, International Emerging Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond, MidCap, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and SmallCap.
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2003, Principal, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Accounts: Equity Growth and LargeCap Blend
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $190.0 billion in assets under management as of December 31, 2003. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

Accounts: SmallCap Growth
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of March 31, 2004, UBS Global AM managed approximately $53.8 billion in assets and the Group managed approximately $475.0 billion in assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                    OFFICE HELD WITH THE FUND                        OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                    -------------------------                        --------------------------------------
 John E. Aschenbrenner   Director                                         Director (Manager)
 Craig L. Bassett        Treasurer                                        Treasurer (Manager)
 Michael J. Beer         Executive Vice President and Principal           Executive Vice President and Chief Operating Officer
                         Accounting Officer                                (Manager)
 Jill R. Brown           Vice President and Chief Financial Officer       Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher         Director and President                           Director and President (Manager)
 Arthur S. Filean        Senior Vice President and Secretary              Senior Vice President (Manager)
 Ernest H. Gillum        Vice President and Assistant Secretary           Vice President (Manager)
 Layne A. Rasmussen      Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton     Counsel                                          Counsel (Manager; Principal)
                         Assistant Vice President and Assistant
 Jean B. Schustek        Secretary                                        Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman      Director and Chairman of the Board               Director and Chairman of the Board (Manager)

CODES OF ETHICS

The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

PROXY VOTING POLICIES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Account to that Account's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


COST OF MANAGER'S SERVICES


For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                          NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------

                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------    ---
 Capital Value and
 Growth                     0.60%         0.55%         0.50%         0.45%       0.40%
 LargeCap Blend and
 LargeCap Value             0.75          0.70          0.65          0.60        0.55
 Equity Value and
 International              0.85          0.80          0.75          0.70        0.65
 International
 Emerging Markets           1.25          1.20          1.15          1.10        1.05
 MidCap Value               1.05          1.00          0.95          0.90        0.85




                         OVERALL
                           FEE
                          ----
 LargeCap Growth
 Equity                    1.00%
 LargeCap Stock Index      0.35
 Principal LifeTime
 2010                    0.1225
 Principal LifeTime
 2020                    0.1225
 Principal LifeTime
 2030                    0.1225
 Principal LifeTime
 2040                    0.1225
 Principal LifeTime
 2050                    0.1225
 Principal LifeTime
 Strategic Income        0.1225


                            FIRST          NEXT          NEXT          NEXT           OVER
                         $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   $400 MILLION
                        -------------  ------------  ------------  ------------   ------------
 Asset Allocation and
 Equity Growth              0.80%         0.75%         0.70%         0.65%          0.60%
 Balanced and Equity
 Income                     0.60          0.55          0.50          0.45           0.40
 International
 SmallCap                   1.20          1.15          1.10          1.05           1.00
 SmallCap Growth            1.00          0.95          0.90          0.85           0.80
 MidCap                     0.65          0.60          0.55          0.50           0.45
 MidCap Growth and
 Real Estate
 Securities                 0.90          0.85          0.80          0.75           0.70
 SmallCap                   0.85          0.80          0.75          0.70           0.65
 SmallCap Value             1.10          1.05          1.00          0.95           0.90
 All Other                  0.50          0.45          0.40          0.35           0.30

There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

                        NET ASSETS AS OF              MANAGEMENT FEE
 ACCOUNT                DECEMBER 31, 2003   FOR PERIODS ENDED DECEMBER 31, 2003
 -------                -----------------   -----------------------------------
 Asset Allocation         $ 98,005,896                     0.80%
 Balanced                  124,734,804                     0.59
 Bond                      263,434,669                     0.46
 Capital Value             248,252,616                     0.60
 Equity Growth             272,830,823                     0.76
 Equity Income              30,255,143                     0.60
 Government Securities     368,563,674                     0.43
 Growth                    141,107,205                     0.60
 International             167,725,999                     0.85
 International
 Emerging Markets           23,971,665                     1.25
 International
 SmallCap                   66,241,909                     1.20
 LargeCap Blend             54,631,845                     0.75
 LargeCap Growth
 Equity                     24,676,880                     1.00
 LargeCap Stock Index      118,637,926                     0.35
 LargeCap Value             47,220,625                     0.75
 Limited Term Bond          20,552,229                     0.50
 MidCap                    334,203,986                     0.60
 MidCap Growth              54,287,754                     0.90
 MidCap Value               52,053,984                     1.05
 Money Market              151,544,989                     0.48
 Real Estate
 Securities                 93,017,853                     0.90
 SmallCap                   65,285,232                     0.85
 SmallCap Growth            55,627,807                     1.00
 SmallCap Value             82,135,413                     1.10



Except for certain Fund expenses set out below, the Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders and redemptions. However, some of all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by the Manager to Principal Life or affiliate thereof.


Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.


Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 MidCap Value               0.50%         0.475%        0.45%         0.425%        0.40%

                           FIRST          NEXT          NEXT          OVER
 ACCOUNT                 $40 MILLION  $160 MILLION  $100 MILLION  $300 MILLION
 -------                ------------  ------------  ------------  ------------
 Asset Allocation          0.45%         0.30%         0.25%         0.20%


                           FIRST          NEXT          NEXT          NEXT          OVER
 ACCOUNT                 $50 MILLION  $200 MILLION  $350 MILLION  $400 MILLION   $1 BILLION
 -------                ------------  ------------  ------------  ------------   ----------
 LargeCap Blend            0.40%         0.35%         0.30%         0.275%      0.275% on
                                                                                 all assets


                            FIRST          NEXT           NEXT         OVER
 ACCOUNT                 $250 MILLION  $2500 MILLION  $500 MILLION  $1 BILLION
 -------                -------------  -------------  ------------  ----------
 LargeCap Growth            0.41%          0.33%         0.25%      0.20%  on
 Equity                                                             all assets





                            FIRST          NEXT          OVER
 ACCOUNT                 $250 MILLION  $250 MILLION  $500 MILLION
 -------                -------------  ------------  ------------
 Equity Growth              0.40%         0.375%        0.35%
 The Sub-Advisory Fees on all assets through the period ending July 31, 2005 is 0.35%



                            FIRST          NEXT          NEXT          OVER
 ACCOUNT                 $200 MILLION  $300 MILLION  $250 MILLION  $750 MILLION
 -------                -------------  ------------  ------------  ------------
 Equity Value               0.40%         0.35%         0.30%         0.28%



                           FIRST          NEXT          OVER
 ACCOUNT                 $50 MILLION  $250 MILLION  $300 MILLION
 -------                ------------  ------------  ------------
 SmallCap Growth
 - UBS                     0.60%         0.55%         0.45%






                           FIRST         NEXT          NEXT          OVER
 ACCOUNT                 $10 MILLION  $40 MILLION  $150 MILLION  $200 MILLION
 -------                ------------  -----------  ------------  ------------
 SmallCap Growth -
 Emerald                   0.75%         0.60%        0.50%         0.45%



                           FIRST          NEXT          OVER
 ACCOUNT                 $50 MILLION  $250 MILLION  $300 MILLION
 -------                ------------  ------------  ------------
 SmallCap Value            0.60%         0.55%         0.50%


                           FIRST         OVER
 ACCOUNT                 $50 MILLION  $50 MILLION
 -------                ------------  -----------
 MidCap Growth             0.40%         0.35%



 ACCOUNT                           OVERALL FEE
 -------                           -----------
 Balanced
 (equity securities
 portion)                             0.086%
 Balanced
 (fixed-income
 portion)                              0.10
 Capital Value                         0.10
 Equity Income                         0.70
 Government Securities                 0.10
 Growth                                0.07
 International                         0.11
 International
 Emerging Markets                      0.50
 International
 SmallCap                              0.50
 Limited Term Bond                     0.10
 MidCap                                0.10
 LargeCap Stock Index                 0.015
 Principal LifeTime
 2010                                0.0425
 Principal LifeTime
 2020                                0.0425
 Principal LifeTime
 2030                                0.0425
 Principal LifeTime
 2040                                0.0425
 Principal LifeTime
 2050                                0.0425
 Principal LifeTime
 Strategic Income                    0.0425
 SmallCap                              0.25

                                                 NET ASSET VALUE OF ACCOUNT
                 -------------------------------------------------------------------------------------------
                    FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 ACCOUNT          $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 -------         ------------  -----------  -----------  -----------  -----------  -----------   ------------
 LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%






Fees paid for investment management services during the periods indicated were as follows:

            MANAGEMENT FEES FOR PERIODS ENDED DECEMBER 31,
 ACCOUNT                            2003         2002         2001
 -------                            ----         ----         ----
 Asset Allocation                $  684,764   $  742,230   $  769,651
 Balanced                           670,500      746,208      864,481
 Bond                             1,164,438      929,868      671,822
 Capital Value                    1,307,704    1,396,713    1,532,333
 Equity Growth                    1,798,319    2,039,756    2,493,622
 Equity Income                      159,295      167,214      256,850
 Government Securities            1,633,416    1,166,975      749,046
 Growth                             773,354      971,214    1,346,524
 International                    1,113,831    1,116,629    1,308,061
 International Emerging Markets     185,777*     120,464*      70,968*
 International SmallCap             566,727      511,381      537,250
 LargeCap Blend                     225,306       35,303*
 LargeCap Growth Equity              77,701       56,562       42,440*
 LargeCap Stock Index               306,803      259,068      223,887*
 LargeCap Value                     196,493       36,992
 Limited Term Bond                   38,467
 MidCap                           1,654,689    1,616,053    1,625,044
 MidCap Growth                      275,040      218,745      228,686
 MidCap Value                       369,527      196,057       91,178
 Money Market                       858,412      883,421      711,218
 Real Estate Securities             588,499      313,424      184,424
 SmallCap                           347,933      288,410      278,725
 SmallCap Growth                    414,201      418,449      572,638
 SmallCap Value                     637,097      446,550      258,967
 * before waiver





Fees paid for Sub-Advisory services during the periods indicated were as follows:

                         SUB-ADVISOR FEES FOR PERIODS ENDED DECEMBER 31,
                         -----------------
 ACCOUNT                     2003             2002             2001
 -------                     ----             ----             ----
 Asset Allocation          $316,910         $338,364         $347,126
 Balanced                   102,307          117,141          113,086
 Capital Value              215,037          236,571          179,607
 Equity Growth              749,065          831,921          979,841
 Equity Income               18,310           19,909           30,423
 Government Securities      377,766          244,986           91,332
 Growth                      89,509          116,607          158,469
 International              140,055          146,890          170,797
 International
 Emerging Markets            69,527           46,999           35,287
 International
 SmallCap                   225,589          215,541          273,587
 LargeCap Blend             108,749           16,524
 LargeCap Growth
 Equity                      34,989           27,779           21,117
 LargeCap Stock Index        12,633           11,130           17,335
 LargeCap Value             136,201           29,415
 Limited Term Bond                0
 MidCap                     267,108          269,737          254,382
 MidCap Growth              122,357           97,151          101,104
 MidCap Value               176,123           93,492           43,260
 SmallCap                    98,871           86,311           77,298
 SmallCap Growth            234,954          216,791          284,304
 SmallCap Value             342,873          243,766          140,900

For the periods ended December 31, the Manager waived a portion of its fee from the following:

 ACCOUNT                             2003          2002           2001
 -------                             ----          ----           ----
 International Emerging Markets    $12,743       $59,127        $55,689
 LargeCap Blend                                    1,966
 LargeCap Growth Equity                                             404
 LargeCap Stock Index                                             3,662

The Manager intends to continue the waivers and, if necessary, pay expenses normally payable by the Accounts through April 30, 2004 in an amount that will maintain total operating expenses as follows:

 ACCOUNT
 -------
 International Emerging
 Markets                    2.00%
 LargeCap Blend             1.00
 LargeCap Stock Index       0.40
 LargeCap Value             1.00


The expense limits in place through the period ended April 30, 2003 maintained operating expenses (expressed as a percentage of average net assets attributable to an Account on an annualized basis) which did not exceed the following percentages:

 ACCOUNT
 -------
 International Emerging
 Markets                    1.75%
 LargeCap Blend             1.00
 LargeCap Stock Index       0.40
 LargeCap Value             1.00


The Management Agreement and the Investment Service Agreement, under which Principal Life (or its subsidiaries), has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities for the Accounts, were last approved by the Fund's Board of Directors on September 8, 2003. The Management Agreement was last approved by shareholders on November 2, 1999. The Sub-Advisory Agreement for the Limited Term Bond Account was approved by the Fund's Board of Directors on March 10, 2003. The Sub-Advisory Agreements for the other Accounts were approved by the Fund's Board of Directors on September 8, 2003.


The agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of an Account of the Fund. In either event, continuation shall be approved by vote of a majority of the independent Directors.


The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Account to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Account's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Account's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Fund by the Manager without charge, corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with the SEC, and the preparation and printing of prospectuses), also provided without charge to the Fund by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Account; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Accounts in return for brokerage allocation. Based upon their review, the Directors determined that each Account was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Account.


The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding securities of the applicable Account and by the Manager, the respective Sub-Advisor, or Principal Life, as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will automatically terminate in the event of their assignment.


Custodian
---------
The custodian for the International, International Emerging Markets and International SmallCap Accounts is J.P.Morgan Chase Bank., 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodian for the other Accounts is Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286. The custodians perform no managerial or policymaking functions for the Fund or the Accounts.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of the Account's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Manager or Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Manager or Sub-Advisor. The Manager or Sub-Advisor allocated portfolio transactions for the Accounts indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   ACCOUNT                          COMMISSIONS PAID
   -------                          ----------------
   Asset Allocation                       4,269
   Balanced                              73,584
   Capital Value                        404,297
   Equity Growth                          2,283
   Growth                                63,931
   International                         94,815
   International Emerging Markets        12,569
   International SmallCap                16,518
   LargeCap Blend                        11,991
   LargeCap Growth Equity                 3,755
   LargeCap Value                            54
   MidCap                               106,291
   MidCap Growth                            875
   MidCap Value                             694
   Real Estate Securities                19,449
   SmallCap                              48,040
   SmallCap Growth                        6,937


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Manager or Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Account. It provides a way to gain control over the commission expenses incurred by an Account's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accountsparticipate in a program through a relationship with Frank Russell Securities, Inc.om time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Account went to broker-dealers that provided research, statistical or other factual information.

                                     TOTAL BROKERAGE COMMISSIONS PAID
                                       FOR PERIODS ENDED DECEMBER 31
                                       -----------------------------
 ACCOUNT                            2003          2002             2001
 -------                            ----          ----             ----
 Asset Allocation                   137,183    $  126,621        $ 67,015
 Balanced                           303,483       271,415         161,473
 Capital Value                    1,004,105     1,127,656         594,729
 Equity Growth                      901,138     1,118,481         561,704
 Equity Income                       16,250        63,049          85,357
 Growth                             148,663       178,189         162,561
 International                      702,806       509,661         577,040
 International Emerging Markets     139,853       117,597          55,126
 International SmallCap             311,164       167,477         313,988
 LargeCap Blend                      61,404       15,394/(//1//)/
 LargeCap Growth Equity              25,798        21,960            6,052
 LargeCap Stock Index                17,972        21,117           17,935
 LargeCap Value                      62,968       24,658/(//1//)/
 MidCap                             405,297       563,439          433,078
 MidCap Growth                       69,231        31,721           19,563
 MidCap Value                        87,313        61,374           48,210
 Real Estate Securities             141,989       106,929           77,976
 SmallCap                           331,111       326,624          112,509
 SmallCap Growth                     68,630       504,866          101,435
 SmallCap Value                     131,174       128,916           95,099


 /(//1//) /Period from May 1, 2002 (date operations commenced) through December
  31, 2002.


.. Certain broker-dealers are considered to be affiliates of the Fund.
  Archipelago, LLC and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management is a sub-advisor for the Principal Partners Blue Chip Fund, Inc. and two funds of the Principal Investors Fund, Inc.

.. JP Morgan Chase is an affliated broker of American Century which serves as sub-advisor to the Equity Value Account of Principal Variable Contracts Fund and one fund in the Principal Investors Fund.

.. Chase Securities, J.P. Morgan/Chase, Fleming Martin Ltd., and Robert Fleming
  Inc. are affiliates of J.P.Morgan Securities J.P.Morgan Investment Management Inc. is a sub-advisor for the SmallCap Value Account and a fund of Principal Investors Fund, Inc.

.. Neuberger Berman Management Inc. and Lehman Brothers are affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. is a sub-advisor for the MidCap Value Account and a fund of the Principal Investors Fund, Inc.

.. Morgan Stanley DW, Inc. is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to the Asset Allocation Account, the Equity Growth Account, a fund in the Principal Investors Fund, Inc. and the Principal Partners Equity Growth Fund, Inc.

.. Advest, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance
  Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises the LargeCap Value Account, a fund in the Principal Investors Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management LP sub-advises a fund in the Principal Investors Fund, Inc.

.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several of the Principal Mutual
  Funds.

.. UBS PaineWebber and UBS Warburg are affliates of UBS Global AM which serves as sub-advisor to the SmallCap Growth Account of Principal Variable Contracts Fund, one fund in the Principal Investors Fund and the Partners SmallCap
  Growth Fund.

Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:

                                     COMMISSIONS PAID TO ARCHIPELAGO LLC
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 SmallCap Growth
 2002                       4,762             0.94                     1.88
 SmallCap Value
 2003                         124             0.09                     0.17


                                     COMMISSIONS PAID TO CHASE SECURITIES
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2002                         15              0.01                     0.02
 Equity Growth
 2002                        215              0.02                     0.03


                                   COMMISSIONS PAID TO FLEMING MARTIN, INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 MidCap Value
 2003                        240              0.27                     0.08
 2002                        798              1.30                     1.22


                                       COMMISSIONS PAID TO ADVEST, INC.
                                       --------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                         25              0.02                     0.01
 Equity Growth
 2003                        505              0.06                     0.05

                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Equity Growth
 2002                        426              0.04                     0.06
 LargeCap Blend
 2002                          6              0.04                     0.02


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                       5,626             4.10                      4.98
 2002                       9,421             7.44                     14.84
 2001                       4,413             6.58                      5.88
 2000                       4,056             8.09                      8.34
 Balanced
 2003                      11,377             3.75                      2.73
 2002                      13,471             4.96                      4.25
 2000                       8,058             5.40                      3.05
 Capital Value
 2003                      42,501             4.23                      2.68
 2002                      77,273             6.85                      6.25
 2001                      10,070             1.69                      1.47
 2000                      68,717             6.97                      7.28
 Equity Growth
 2003                      41,345             4.59                      4.23
 2002                      94,111             8.41                      7.54
 2001                      39,992             7.12                      7.31
 2000                      62,592            14.55                     12.86
 Equity Income
 2002                       2,940             4.66                      2.32
 2001                       2,710             3.17                      2.53
 2000                       7,679             9.45                      6.97
 Growth
 2003                       7,310             4.92                      4.77
 2002                       3,935             2.21                      2.60
 2001                         420             0.26                      0.23
 2000                      17,004             5.17                      6.55
 International
 2003                      37,111             5.28                      4.89
 2002                      37,725             7.40                      7.14
 2001                      43,192             7.49                      7.32
 2000                      69,826             7.12                      6.99
 International
 Emerging Markets
 2003                         364             0.26                      0.27
 2002                       1,461             1.24                      1.95
 2001                       2,247             4.08                      4.11
 2000                         255             2.36                      2.16
 International
 SmallCap
 2003                      12,270             3.94                      3.69
 2002                       5,054             3.02                      3.10
 2001                       2,633             0.84                      0.91
 2000                      13,042             1.54                      1.83
 LargeCap Blend
 2003                       1,889             3.08                      1.61
 2002                         537             3.49                      1.38
 LargeCap Growth
 Equity
 2003                         532             2.06                      1.42
 2002                         569             2.59                      2.17
 2001                         323             5.33                      4.18
 LargeCap Stock Index
 2001                          23             0.12                      0.04
 LargeCap Value
 2003                       1,789             2.84                      3.08
 2002                          44             0.18                      0.03
 MidCap
 2003                      13,810             3.41                      3.42
 2002                      55,229             9.80                      7.41
 2001                      13,793             3.18                      3.27
 2000                      51,068            10.53                      7.06
 MidCap Growth
 2003                       4,884             7.05                     12.47
 2002                         130             0.41                      0.15
 2000                       1,305             2.63                      1.81
 MidCap Value
 2003                         227             0.25                      0.32
 2002                       1,044             1.70                      1.54
 2001                         445             0.92                      0.84
 2000                         875             2.19                      2.08
 Real Estate
 Securities
 2003                       2,904             2.04                      1.61
 2002                       1,884             1.76                      1.81
 2001                       1,958             2.51                      1.08
 SmallCap
 2003                      19,199             5.80                      5.51
 2002                      11,733             3.59                      2.76
 2001                       2,696             2.40                      2.93
 2000                       5,579             3.43                      4.16
 SmallCap Growth
 2003                         250             0.36                      0.31
 2002                      18,655             3.69                      3.51
 2001                       1,567             1.55                      1.40
 SmallCap Value
 2003                       6,607             5.04                      5.71
 2002                       4,085             3.17                      2.45
 2001                       3,142             3.30                      4.02
 2000                         296             0.89                      0.66

                                 COMMISSIONS PAID TO J. P. MORGAN SECURITIES
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                       2,405             1.75                      1.26
 2002                       2,806             2.22                      1.74
 2001                       2,025             3.02                      2.63
 2000                       1,787             3.57                      3.43
 Balanced
 2003                       3,971             1.31                      0.85
 2002                      10,022             3.69                      3.11
 2000                       2,762             1.85                      2.22
 Capital Value
 2003                       6,904             0.69                      0.70
 2002                      56,035             4.97                      3.86
 2001                       9,891             1.66                      1.79
 2000                      59,147             6.00                      6.78
 Equity Growth
 2003                      28,396             3.15                      3.40
 2002                      34,433             3.08                      2.80
 2001                      25,450             4.53                      3.79
 2000                      32,160             7.48                      5.72
 Equity Income
 2002                         592             0.94                      0.71
 2001                       2,998             3.51                      3.75
 2000                       1,805             2.22                      3.09
 Growth
 2003                       2,240             1.51                      0.71
 2002                       2,812             1.58                      1.68
 2001                       1,830             1.13                      1.18
 2000                       5,705             1.74                      2.29
 International
 2003                      28,759             4.09                      3.53
 2002                      19,178             3.76                      2.70
 2001                      21,541             3.73                      3.10
 2000                      29,882             3.05                      3.29
 International
 Emerging Markets
 2003                      19,086            13.65                      9.40
 2002                      12,291            10.45                      7.83
 2001                       5,615            10.19                      9.03
 2000                         194             1.80                      1.37
 International
 SmallCap
 2003                       3,107             1.00                      0.96
 2002                       2,591             1.55                      0.95
 2001                       3,103             0.99                      0.69
 2000                       1,183             0.14                      0.15
 LargeCap Blend
 2003                       1,190             1.94                      0.91
 2002                         122             0.79                      0.50
 LargeCap Growth
 Equity
 2003                         256             0.99                      0.68
 2002                         704             3.21                      2.24
 2001                         130             2.15                      1.48
 LargeCap Value
 2003                         132             0.21                      0.03
 MidCap
 2003                       8,446             2.08                      1.58
 2002                      29,229             5.19                      4.57
 2001                      15,031             3.47                      3.50
 2000                      23,780             4.90                      3.65
 MidCap Growth
 2001                       2,694            13.77                     10.34
 MidCap Value
 2003                       1,341             1.54                      1.43
 2002                       1,172             1.91                      1.76
 2001                         600             1.24                      1.36
 2000                       1,040             2.61                      3.21
 Real Estate
 Securities
 2003                       5,210             3.67                      3.05
 2002                       4,110             3.84                      1.67
 2001                       4,455             5.71                      4.81
 2000                         492             1.67                      1.09
 SmallCap
 2003                       2,695             0.81                      1.00
 2002                       9,123             2.79                      1.75
 2001                       1,920             1.71                      1.90
 2000                       1,530             0.94                      0.90
 SmallCap Growth
 2003                         635             0.93                      0.69
 2002                      23,927             4.74                      3.29
 2001                       2,209             2.18                      2.70

                                  COMMISSIONS PAID TO MORGAN STANLEY DW INC.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2002                       1,744             1.38                      1.58
 2001                       1,249             1.86                      1.96
 Balanced
 2002                      67,135            24.74                     27.66
 2000                       5,711             3.83                      4.00
 Capital Value
 2002                      66,971             5.94                      6.07
 2001                       8,984             1.51                      1.75
 2000                      25,913             2.63                      3.05
 Equity Growth
 2002                      13,624             1.22                      1.46
 2001                       6,558             1.17                      1.49
 2000                       2,930             0.68                      0.88
 Equity Income
 2002                       2,075             3.29                      1.89
 2001                       2,055             2.41                      2.61
 2000                       5,163             6.36                      5.15
 Growth
 2002                       9,443             5.30                      5.73
 2001                       1,160             0.71                      1.52
 2000                       4,750             1.45                      1.58
 International
 2002                      51,533            10.11                      9.80
 2001                       1,533             0.27                      0.42
 2000                      78,873             8.04                      9.47
 International
 Emerging Markets
 2002                      16,016            13.62                     15.58
 2001                         185             0.34                      0.39
 International
 SmallCap
 2002                       5,236             3.13                      3.23
 2000                      17,765             2.09                      2.82
 LargeCap Blend
 2002                         400             2.60                      2.23
 LargeCap Growth
 Equity
 2002                         963             4.38                      3.99
 2001                         175             2.89                      2.31
 2000                          95             3.73                      1.85
 LargeCap Stock Index
 2002                         165             0.78                      8.81
 2001                         156             0.83                      0.31
 LargeCap Value
 2002                         175             0.71                      0.14
 MidCap
 2002                      18,265             3.24                      5.97
 2001                      16,829             3.89                      5.07
 2000                      21,343             4.40                      4.48
 MidCap Growth
 2002                       5,209            16.42                     14.70
 2001                       5,198            26.57                     36.18
 2000                       2,897             5.84                      5.91
 MidCap Value
 2001                          20             0.04                      0.09
 2000                         535             1.34                      1.36
 Real Estate
 Securities
 2002                       7,655             7.16                      4.42
 2001                       3,885             4.98                      5.60
 2000                       1,855             6.31                      6.12
 SmallCap
 2002                      74,769            22.89                     29.18
 2001                       2,681             2.38                      2.22
 2000                       3,070             1.89                      2.26
 SmallCap Growth
 2002                      16,112             3.19                      2.86
 2001                       2,982             2.94                      3.06
 2000                       1,347             3.17                      1.70
 SmallCap Value
 2002                       3,704             2.87                      2.88
 2001                       1,574             1.65                      1.48
 2000                      13,929            41.80                     45.06

                                     COMMISSIONS PAID TO NEUBERGER BERMAN
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                         515             0.38                      0.29
 2002                         256             0.20                      0.28
 2001                         200             0.30                      0.39
 2000                         155             0.31                      0.35
 Equity Growth
 2003                       1,440             0.16                      0.17
 2002                       4,353             0.39                      0.57
 2001                       2,290             0.41                      0.63
 2000                       2,640             0.61                      0.52
 MidCap Value
 2003                      43,708            50.06                     47.69
 2002                      25,893            42.19                     40.97
 2001                      31,258            64.84                     65.29
 2000                      15,061            37.77                     41.03

                                          COMMISSIONS PAID TO PUTNAM
                                          --------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                        185              0.13                     0.13
 SmallCap Growth
 2002                        411              0.08                     0.09
 SmallCap Value
 2002                         84              0.07                     0.19


                                   COMMISSIONS PAID TO SANFORD C. BERNSTEIN
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                       3,646             2.66                      1.93
 2002                       3,277             2.59                      2.37
 Balanced
 2003                       8,693             2.86                      3.32
 2002                       8,390             3.09                      2.17
 Capital Value
 2003                      20,011             1.99                      2.59
 2002                      65,876             5.84                      4.11
 Equity Growth
 2003                      15,950             1.77                      1.80
 2002                      24,144             2.16                      2.28
 Equity Income
 2003                         935             0.66                      0.56
 2002                         315             0.29                      0.37
 Growth
 2003                       5,288             3.56                      2.48
 2002                       1,550             0.87                      1.14
 International
 2002                       4,640             0.91                      0.99
 International
 Emerging Markets
 2002                          10             0.01                      0.02
 LargeCap Blend
 2002                          10             0.06                      0.04
 LargeCap Growth
 Equity
 2003                         123            0..48                      0.42
 2002                          43             0.20                      0.11
 LargeCap Stock Index
 2003                          35             0.20                      0.26
 LargeCap Value
 2003                      38,590            61.28                     67.61
 2002                      17,442            70.74                     72.42
 MidCap
 2003                      11,216             2.77                      3.55
 2002                      21,537             3.82                      4.71
 MidCap Value
 2003                       1,805             2.07                      1.73
 2002                       1,960             3.19                      3.08
 SmallCap
 2003                      19,669             5.94                      9.69
 2002                       6,798             2.08                      1.79
 SmallCap Growth
 2003                         785             1.14                      0.82
 2002                       2,893             0.57                      0.55
 SmallCap Value
 2003                       4,666             3.56                      3.36
 2002                         488             0.38                      0.45

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOGG
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 MidCap Growth
 2002                           6             0.02                     0.15
 SmallCap Value
 2002                       2,015             1.56                     1.00


                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Equity Income
 2003                      16,250            100.00                   100.00
 2002                      43,247             68.59                    75.79

                                   COMMISSIONS PAID TO UBS PAINEWEBBER INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 LargeCap Growth
 Equity
 2003                        125              0.48                     0.26
 2002                        635              2.89                     6.67
 SmallCap Growth
 2003                        936              1.36                     1.33
 2002                         47              0.01                     0.01
 SmallCap Value
 2003                        297              0.23                     0.19
 2002                        183              0.14                     0.18


                                     COMMISSIONS PAID TO UBS WARBURG LLC
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                      46,382            33.81                     39.17
 2002                      10,563             8.34                     12.07
 Balanced
 2003                      33,899            11.17                     15.37
 2002                       7,553             2.78                      2.54
 Capital Value
 2003                      87,090             8.67                     10.86
 2002                      39,112             3.47                      2.73
 Equity Growth
 2003                      57,221             6.35                      6.01
 2002                      69,081             6.18                      4.72
 Growth
 2003                       5,564             3.74                      3.50
 2002                       5,068             2.84                      1.43
 International
 2003                      86,477            12.30                     13.09
 2002                      50,324             9.87                     10.37
 International
 Emerging Markets
 2003                      14,588            10.43                     12.65
 2002                      12,090            10.28                     10.16
 International
 SmallCap
 2003                      38,541            12.39                     12.46
 2002                      27,356            16.33                     16.66
 LargeCap Blend
 2003                         805             1.31                      1.08
 LargeCap Growth
 Equity
 2003                         258             1.00                      1.43
 LargeCap Stock Index
 2003                         101             0.56                      0.73
 MidCap
 2003                      30,964             7.64                      9.11
 2002                      15,656             2.78                      2.41
 MidCap Value
 2003                       1,782             2.04                      2.38
 2002                         820             1.34                      1.90
 Real Estate
 Securities
 2003                       5,801             4.09                      3.36
 2002                       2,521             2.36                      1.74
 SmallCap
 2002                       6,559             2.01                      2.00
 SmallCap Growth
 2002                      12,990             2.57                      2.03
 SmallCap Value
 2002                       5,276             4.09                      1.96

                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 ACCOUNT                   ------      -----------------   ----------------------------
 -------
 Asset Allocation
 2003                      15,593            11.37                     10.85
 Balanced
 2003                      15,580             5.13                      4.85
 Capital Value
 2003                      70,924             7.06                      8.09
 Equity Growth
 2003                      45,924             5.10                      5.00
 Growth
 2003                      21,698            14.60                     13.90
 International
 2003                      31,035             4.42                      4.56
 International
 Emerging Markets
 2003                         406             0.29                      0.38
 International
 SmallCap
 2003                       7,078             2.27                      2.52
 LargeCap Blend
 2003                      12,113            19.73                     40.33
 LargeCap Growth
 Equity
 2003                         334             1.29                      1.10
 LargeCap Stock Index
 2003                      12,646            70.37                     62.21
 LargeCap Value
 2003                         785             1.25                      0.98
 MidCap
 2003                      31,625             7.80                      5.94
 MidCap Growth
 2003                         420             0.61                      0.23
 MidCap Value
 2003                       1,741             1.99                      2.65
 Real Estate
 Securities
 2003                      19,839            13.97                     10.73
 SmallCap
 2003                      18,379             5.55                      3.72
 SmallCap Growth
 2003                       1,345             1.96                      1.57
 SmallCap Value
 2003                       2,586             1.97                      1.79

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Manager or Sub-
Advisor places orders to trade portfolio securities for each of the Accounts. The following describes the process used by the Manager or Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Asset Allocation
----------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate best execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Equity Growth Account) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.

Balanced, Capital Value, Equity Income, Growth, International, International
----------------------------------------------------------------------------
Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Real
----------------------------------------------------------------------------
Estate Securities and SmallCap
------------------------------

If, in carrying out the investment objectives of the Accounts, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Accounts at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Accounts and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Accounts (or, in the case of a Sub-Advisor, the various Accounts and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Account's (or, in the case of a Sub-Advisor, each Account's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Accounts and other client accounts) participating in an aggregate or "bunched" order will be placed into those Accounts and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Accounts at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account.


The Manager or Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Manager or Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Manager or Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Manager or Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Manager or Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Manager or Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Equity Growth and  LargeCap Blend - T. Rowe Price
-----------------------------------------------------
T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).

Equity Value
----------------

American Century Investments has a written policy for the aggregation of portfolio transactions in order to minimize the risk that any portfolio could be systematically advantaged or disadvantaged in connection with such aggregation and to ensure that all clients are treated fairly in the aggregation and allocation of portfolio transactions. IPO allocations are calculated on a pro rata basis by client order size, set by the indication of the largest portfolio by asset size. The policy contemplates that IPO allocations may be subject to adjustment for round lot size, minimum order size, suitability or fundamental restrictions. In any case, American Century's trading desk seeks to achieve the same net price and an equitable allocation for all participating portfolios.

LargeCap Growth Equity
--------------------------


ALLOCATION - IPOS AND OTHER LIMITED OPPORTUNITY SECURITIES . Two important characteristics:
.. Because of the particularly limited nature of such offerings, each investment area / trading desk must be particularly diligent to ensure that these opportunities are allocated equitably among accounts eligible to participate. While account-specific trading is permitted for normal securities, it is generally expected that a trading desk will give consideration to all of its eligible accounts when it allocates an IPO or other limited opportunity.
.. If more than one GMO trading desk will participate in the opportunity, the trade must be allocated and executed on a coordinated basis.


PRINCIPLES OF LIMITED OPPORTUNITY ALLOCATIONS . GMO recognizes that each of the trading desks maintains its own relationships with brokers, dealers and other market participants, and that firms that have contacts with more than one of GMO's trading desks may view the groups as one or independently. GMO requires that trading desks deal honestly with their trading partners, making clear when statements or policies are specific to the desk or are meant to apply to GMO generally.


GMO recognizes that its trading desks sometimes participate in IPOs and other limited opportunities with different holding period strategies. GMO believes that both short and long holding period strategies can be legitimately pursued. GMO must promote a responsible and credible reputation in the investment community by providing only accurate and non-misleading information. In particular, if a trading desk provides information as to holding intention to the underwriter of a stock, the desk should be careful to speak only for itself if other areas of GMO may participate on a different basis.



ALLOCATION STANDARDS .


 1) Each Investment Area is responsible for determining which of its accounts are appropriate for participation in IPOs and other limited opportunities.


 2) Trading Desks are responsible for discovery and process management of their own IPOs and other limited opportunities. Only trading desks that have independently identified and selected an IPO or other opportunity may participate. Trading desks generally shall not participate in such opportunities because of the research or recommendation of another investment area of the firm.

 3) Participation in the IPO or other opportunity must be consistent with the guidelines and other compliance limitations applicable to the account, and the strategy must otherwise be consistent with the account's investment objective and strategy.

 4) Each trading desk must determine an intended allocation among its own eligible accounts.

 5) Before submitting a subscription, a trading desk must determine if other trading desks are independently interested in participating. A reasonable time (considering the circumstances) should be allowed for other trading desks to determine target subscription amounts for each of that desk's accounts that will participate.

 6) All accounts identified for participation shall be included in a consolidated subscription across trading desks. The intended allocation shall be pro-rata to each account's target.

 7) Deviations from the consolidated subscription approach will be permitted only after consultation with Compliance.

LargeCap Value
--------------
In carrying out the investment objectives of the Account, occasions arise when purchases or sales of the same equity securities are to be made for the Account and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers:
1) for purchases: a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


SmallCap Growth
---------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Account and others whenever concurrent decisions are made to purchase or sell securities by the Account and another. Allocations between the Account and others are pro rated based on account size, relative to the outstanding order book for a given stock as of 3:00 pm Central time each day. In some cases, this procedure could have an adverse effect on the Account. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which Berger, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.


OFFERING PRICE

For all Accounts except the Money Market Account
------------------------------------------------
As stated in the Prospectuses, the NAVof the Accounts (except Money Market Account) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Account shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share pricefor each Account is determined by dividing the value of securities in the Account's investment portfolioby the number of Account shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which an Account's NAV is not calculated. An Account calculates its NAVper share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.


Money Market Account
--------------------
The share priceof shares of the Money Market Account is determined at the same time and on the same days as the Accounts as described above. The share price is computed by dividing the total value of the Account's securities and other assets, less liabilities, by the number of Account shares outstanding.

All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


CALCULATION OF PERFORMANCE DATA


FOR ALL ACCOUNTS EXCEPT THE MONEY MARKET ACCOUNT
An Account's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of an Account's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in an Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time. In addition, the calculations of total return and yield for the Accounts do not include any separate account expenses or contract level expenses.

Comparative performance information may be used from time to time in advertising the Accounts, including appropriate market indices including the benchmarks shown in the prospectus for the Account or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

From time to time, the Account may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Accounts; 5) descriptions of investment strategies for one or more of the Accounts; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Accounts; 7) comparisons of investment products (including the Accounts) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Account's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Account may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Accounts.


Money Market Account Yield
--------------------------
The Money Market Account may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 2003, the Money Market Account's yield was 0.63%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 2003, the Money Market
Account's effective yield was 0.63%.


The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.


Total Return for all other Accounts
-----------------------------------
When advertising total return figures, each of the other Accounts will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its corresponding predecessor fund's registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

This table shows the average annual total return as of December 31, 2003 for the Accounts for the periods indicated

                                        1-YEAR          5-YEAR          10-YEAR
 ACCOUNT                                ------          ------          -------
 -------
 Asset Allocation                        21.61%           4.31%           8.49%/(1)/
 Balanced                                18.82           -0.32            6.01
 Bond                                     4.59            5.42            6.53
 Capital Value                           25.49           -0.52            8.82
 Equity Growth                           25.95           -0.92           11.40/(1)/
 Equity Income                           13.83           -2.60           0.20/(2)/
 Government Securities                    1.84            5.78            6.40
 Growth                                  26.46           -6.91           5.02/(//3//)/
 International                           32.33           -0.59           5.34/(//3//)/
 International Emerging Markets          57.20           8.72/(//4//)/
 International SmallCap                  54.15           11.61           8.06/(//2//)/
 LargeCap Blend                          23.76           2.74/(//5//)/
 LargeCap Growth Equity                  23.14          -22.33/(4)/
 LargeCap Stock Index                    28.32          -3.16/(//6//)/
 LargeCap Value                          28.05           5.77/(//5//)/
 Limited Term Bond                       0.78/(//7//)/
 MidCap                                  32.81            8.61           11.72
 MidCap Growth                           40.58            0.60           -0.08/(//2//)/
 MidCap Value                            36.49          12.46/(//6//)/
 Real Estate Securities                  38.91           15.28           12.01/(2)/
 SmallCap                                36.82            5.26           0.48/(2)/
 SmallCap Growth                         45.64           -2.01           -1.27/(2)/
 SmallCap Value                          50.61           17.02           11.61/(2)/


/ //(1)/ Period beginning June 1, 1994 and ending December 31, 2003.
/ //(2)/ Period beginning May 1, 1998 and ending December 31, 2003.
/ //(//3//)/ Period beginning May 1, 1994 and ending December 31, 2003.
/ //(//4//)/ Period beginning October 24, 2000 and ending December 31, 2003. / //(5)/ Period beginning May 1, 2002 and ending December 31, 2003.
/ //(//6//)/ Period beginning May 3, 1999 and ending December 31, 2003.
/ //(//7//)/ Period beginning May 1, 2003 and ending December 31, 2003.

Principal Underwriter
---------------------
Princor Financial Services Corporation ("Princor") is the principal underwriter of the Fund and offers shares of each Account on a continuous basis. As principal underwriter, Princor is paid for the distribution of the Fund. For the last three fiscal years, Princor has received and returned the following commissions:

                 2003               2002                2001
                 ----               ----                ----
              $30,520,667        $39,948,115         $32,133,629



Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

TAX STATUS


It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the Account in the manner they were received by the Account.


For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.


The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.


GENERAL INFORMATION


LargeCap Stock Index Account only
---------------------------------
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, Account SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS


The financial statements for the Fund appear in the Annual Report to Shareholders and are legally a part of this Statement of Additional Information. Reports on those statements from the Fund's independent auditors, Ernst & Young LLP, are included in the Annual Report. The Annual Reports are furnished, without charge, to investors who request copies.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Account follow.

                                                                       JULY 2003
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
           VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS
           ---------------------------------------------------------

INTRODUCTION


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES


This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:



ELECTIONS OF DIRECTORS: . Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.



APPOINTMENT OF AUDITORS: . Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.



CHANGES IN CAPITAL STRUCTURE: . Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: . Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.



PROPOSALS AFFECTING SHAREHOLDER RIGHTS: . Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.



CORPORATE GOVERNANCE: . Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.



ANTI-TAKEOVER MEASURES: . Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.



EXECUTIVE COMPENSATION: . Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.



SOCIAL AND CORPORATE RESPONSIBILITY: . Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


PROXY VOTING PROCEDURES


PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


                             PROXY VOTING POLICIES


American Century Investment Management, Inc. ("ACIM") is the investment manager for the American Century family of funds and for a number of separately managed accounts. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Board of Directors of ACIM.

I.  GENERAL PRINCIPLES:


In voting proxies, ACIM is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the accounts it manages, and for the exclusive purpose of providing benefits to such persons. ACIM will attempt to consider all factors of its vote that could affect the value of the investment. It will not subordinate the interests of the beneficial owners in the value or their investments to unrelated objectives. In short, ACIM will vote proxies in the manner that it believes will do the most to maximize shareholder value.


II. SPECIFIC PROXY MATTERS:


A. ROUTINE MATTERS.
-------------------


1. ELECTION OF DIRECTORS. . In general, ACIM will vote in favor of management's director nominees if they are running unopposed. ACIM believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Qualitative performance information about nominees is generally not available to us from sources other than the company and we must rely on the company's current management to solicit proxies for qualified individuals. ACIM of course maintains the ability to vote against any candidate whom it feels is not qualified, but the exercise of this right will probably be rare. When management's nominees are opposed in a proxy contest, ACIM will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.



2. RATIFICATION OF SELECTION OF AUDITORS. . ACIM will generally rely on the judgment of management in selecting the independent auditors who will provide the best service to the company. ACIM will examine the recommendation of management in more depth if the proxy statement discloses (as required by law) a change in auditors based upon a fundamental disagreement in policy.



3. STOCK OPTION PLAN PROPOSALS. . ACIM will conduct a case-by-case analysis of each stock option plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's incentive stock option plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive. ACIM recognizes that stock options can be useful in attracting and maintaining desirable employees.


As a rule of thumb, ACIM will generally approve stock option plans or amendments thereto if the total number of shares reserved for issuance under all of the company's incentive plans does not exceed 10% of the number of outstanding shares. In the event more than 10% of the company's outstanding shares are reserved for issuance upon exercise of options, ACIM will make a case-by-case determination concerning the option proposals. Factors that will be considered in the determination include the company's overall capitalization and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by ACIM's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.


ACIM will generally vote against the adoption of plan amendments which provide for immediate vesting of all options in the event of a change of control of the company (see "Anti-Takeover Proposals" below), and which reset outstanding options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. ACIM will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate.


B. ANTI-TAKEOVER PROPOSALS.
---------------------------

In general, ACIM will vote against any proposal, whether made by management or shareholders, which ACIM believes would materially contribute to preventing a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.



1. CUMULATIVE VOTING. . ACIM will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. ACIM believes that the elimination of cumulative voting constitutes an anti-takeover measure.



2. STAGGERED BOARD. . If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, ACIM believes that staggered boards are primarily an anti-takeover device and will vote against them. ACIM does not, however, vote against the re-election of staggered boards.



3. "BLANK CHECK" PREFERRED STOCK. . Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" and could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, ACIM will vote against blank check preferred stock. However, ACIM may vote in favor of blank check preferred if the proxy statement discloses that such stock will be used for a specific, proper corporate objective.



4. ELIMINATION OF PREEMPTIVE RIGHTS. . When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. ACIM generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.



5. NON-TARGETED SHARE REPURCHASE. . A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company.
 ACIM finds no disadvantageous effects of a non-targeted share repurchase, as opposed to preemptive rights, and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.



6. INCREASE IN AUTHORIZED COMMON STOCK. . The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. ACIM will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, ACIM will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7. "SUPERMAJORITY" VOTING PROVISIONS. . A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders to approve any type of acquisition of the company. ACIM believes that the supermajority provision is a standard anti-takeover measure and will vote against it. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. It is often proposed in conjunction with other anti-takeover measures.



8. "FAIR PRICE" AMENDMENTS. . This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. ACIM will carefully examine all fair price proposals. In general, ACIM will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.



9. LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS. . The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. ACIM believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and will be voted opposed.



10. POISON PILLS OR "SHAREHOLDERS RIGHTS" PLANS. . Many companies have now adopted some version of a poison pill or "shareholder rights" plan. Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.


The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders receive a better price. ACIM believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. ACIM will continue to join with most institutional investors in voting against all forms of poison pills.



11. GOLDEN PARACHUTES. . Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, ACIM will evaluate the specifics of the plan presented.



12. REINCORPORATION . Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states now provide some type of legislation which discourage takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.


We will examine reincorporation proposals on a case-by-case basis. If ACIM believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. When reincorporation is proposed for a legitimate business purpose, ACIM will vote affirmatively.



13. CONFIDENTIAL VOTING. . Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name, maintains shareholders' confidentiality. ACIM believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.



14. OPTING IN OR OUT OF STATE TAKEOVER LAWS. . State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. ACIM believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, ACIM will generally vote in favor of opting out of restrictive state takeover laws.


C. OTHER MATTERS.
-----------------


1. SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS. . ACIM will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding issues is often unclear. Where this is the case, ACIM believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the funds that ACIM manages, and therefore will rely on management's assessment of the economic effect of such proposals.


Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political actions committees or a proposal to require a company to adopt a non-smoking workplace policy. ACIM believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, ACIM will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.



2. ANTI-GREENMAIL PROPOSALS. . "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company.
 Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. ACIM believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.



3. INDEMNIFICATION. . ACIM will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.



4. NON-STOCK INCENTIVE PLANS. . Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and ACIM will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRS Rule 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriate shareholder value transferred by proposed plans.



5. DIRECTOR TENURE. . These proposals ask that age and term restrictions be placed on the board of directors. ACIM believes that these types of restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.



6. DIRECTORS' STOCK OPTIONS PLANS. . ACIM believes that stock options are an appropriate form of compensation for directors, and ACIM will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation.

7. DIRECTOR SHARE OWNERSHIP. . ACIM will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.


The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, ACIM will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by ACIM staff, which is overseen by the General Counsel of ACIM, in consultation with equity managers. Electronic records will be kept of all votes made.


ACIM requests all recipients of these Proxy Voting Policies to maintain their confidentiality and not to disclose ACIM's general or specific voting policies to proxy solicitation firms or to others.

   6/1/89
   Revised 12/05/91
   Revised 2/15/97
   Revised 8/1/99

                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY



                              (Approved 04/19/02)

                        GENERAL STATEMENT OF PRINCIPLES



 1) Stock Ownership Rights as Assets - We, the members of the Mellon Financial Corporation ("Mellon") Proxy Voting Committee, recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting the shares against the benefit of voting the shares to determine whether or not to vote.


 2) Exclusive Benefit of Beneficiaries - We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of investment companies managed by the investment advisory subsidiaries of Mellon (the "Subsidiaries") or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will act solely in the best financial and economic interest of the applicable client.

 3) Long-Term Perspective - We believe our goal in managing financial assets is to protect capital and enhance long-term value. We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

 4) Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will monitor actions which limit shareholder control and could affect shareholder values.

 5) Anti-takeover Proposals - We will tend to oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

 6)" Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed.

 7)Proxy Voting Process - We review every proxy we receive. Every voting proposal is categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are updated periodically so as to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the guidelines will be referred to us for discussion and vote. Additionally, we may review any proposal where we have identified a particular company, particular industry or particular issue for special scrutiny. We will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to reflect action taken in the best interests of such account's beneficial owners.

 8)Securities Lending - We balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

 9)
   Recordkeeping - We keep the following records for each voting proposal for six years:

   .  Record of date of receipt of proxy materials.


   . Record of number of shares held as of record date and of any necessary efforts to reconcile differences as to number of shares held between proxy materials and internal records (including efforts to obtain missing proxies).


   . With respect to each matter submitted for a vote, record of either (a) in the case of matters subject to a guideline for voting, references to the guideline and evidence that the matter was voted in accordance with the guideline, or if not voted in accordance with the guideline, the specific facts and reasons why not so voted, or (b) in the case of matters not subject to a guideline, a record of how the matter was voted and the justification for voting that way.


   . For all matters submitted for a vote, a record of management's recommendation for the vote.


   .  Record of when the proxy was returned and the method of delivery.


   .  Proof that records are retained for six years.


 10) Disclosure - We will furnish a copy of this General Statement of Principles to any authorized representative requesting it who in the judgment of the Proxy Policy Committee has an interest in an account for whom shares are voted, including without limitation named fiduciaries of employee benefit plans, co-trustees, employee benefit, and other trust beneficiaries, and shareholders of investment companies managed by the Subsidiaries. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.
                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                              GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction and General Principles
---------------------------------------
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.


GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.


II.  Proxy Voting Guidelines
----------------------------

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

(1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;


(2) ensure that proxies are voted and submitted in a timely manner;


(3) handle other administrative functions of proxy voting;


(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;


(5) maintain records of votes cast; and


(6) provide recommendations with respect to proxy voting matters in general.


Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A.
 GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.


Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.


III.  Proxy Voting Procedures
-----------------------------
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;


2. Overseeing the proxy voting process; and


3. Providing periodic reports to GMO's Compliance Department and clients as requested.


There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.


IV.  Conflicts of Interest
--------------------------
As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:


1. GMO has a business relationship or potential relationship with the issuer;


2. GMO has a business relationship with the proponent of the proxy proposal; or


3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.


In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.


V.  Recordkeeping
-----------------
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures which shall be made available to clients, upon request;


(2) a record of each vote cast (which ISS maintains on GMO's behalf); and


(3) each written client request for proxy records and GMO's written response to any client request for such records.


Such proxy voting records shall be maintained for a period of five years.


VI.Reporting
------------
GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  Disclosure
----------------
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

                           GLOBAL PROXY VOTING MANUAL
                 FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR approval of financial statements and director and auditor reports, unless:
  . there are concerns about the accounts presented or audit procedures used; or

  . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.


DISCUSSION
Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.


When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

                APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  . there are serious concerns about the accounts presented or the audit procedures used;

  . the auditors are being changed without explanation; or

  . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.


Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.


DISCUSSION
Most major companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, ISS recommends a vote against the election of a new auditor. If an explanation is otherwise unavailable, ISS recommends that shareholders abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company's articles. The censors' role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.


The practice of auditors providing nonaudit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for nonaudit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for nonaudit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from nonaudit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

                   APPOINTMENT OF INTERNAL STATUTORY AUDITORS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the appointment or reelection of statutory auditors, unless:

  . there are serious concerns about the statutory reports presented or the audit procedures used;

  . questions exist concerning any of the statutory auditors being appointed; or

  . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


DISCUSSION
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

                              ALLOCATION OF INCOME
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR approval of the allocation of income, unless:
  . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  . the payout is excessive given the company's financial position.

DISCUSSION
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.


Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

                       STOCK (SCRIP) DIVIDEND ALTERNATIVE
                      ISS GENERAL RECOMMENDATION & POLICY

Vote FOR most stock (scrip) dividend proposals.


Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.


DISCUSSION
Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.
                     AMENDMENTS TO ARTICLES OF ASSOCIATION
                      ISS GENERAL RECOMMENDATION & POLICY

Vote amendments to the articles of association on a CASE-BY-CASE basis.


DISCUSSION
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.


From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.


When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.


The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

                         CHANGE IN COMPANY FISCAL TERM
                      ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.


DISCUSSION
Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.
                 LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
                      ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.


DISCUSSION
ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

                           AMEND QUORUM REQUIREMENTS

                      ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.


DISCUSSION
Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

                            TRANSACT OTHER BUSINESS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote AGAINST other business when it appears as a voting item.

DISCUSSION
This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.
                               DIRECTOR ELECTIONS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR management nominees in the election of directors, unless:
  . there are clear concerns about the past performance of the company or the board; or

  . the board fails to meet minimum corporate governance standards.


Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.


Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.


Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DISCUSSION
ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.


While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.


When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.


ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.


Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.


For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

                             DIRECTOR COMPENSATION

                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.


Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.


DISCUSSION
Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.


However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.


As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.


Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.


Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

                       DISCHARGE OF BOARD AND MANAGEMENT
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR discharge of the board and management, unless:
  . there are serious questions about actions of the board or management for the year in question; or

  . legal action is being taken against the board by other shareholders.


DISCUSSION
The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.


If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.


If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

    DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
                      ISS GENERAL RECOMMENDATION & POLICY

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.


Vote AGAINST proposals to indemnify auditors.


DISCUSSION
The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.


Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

                                BOARD STRUCTURE
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.


Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


DISCUSSION
Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE
Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD
ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.


INTRODUCTION OF MANDATORY AGE OF RETIREMENT
ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE
Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS
Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

                                CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.


AUTHORIZED CAPITAL SYSTEM
The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.


In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

                            SHARE ISSUANCE REQUESTS
                      ISS GENERAL RECOMMENDATION & POLICY

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.


Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.


ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.


In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.


Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.


SPECIFIC ISSUANCES
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.
                        INCREASES IN AUTHORIZED CAPITAL
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.


DISCUSSION
Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.


Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.


For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.


ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

                                PREFERRED STOCK
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.


Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.


Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.


Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


DISCUSSION
Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.


VOTING PREFERRED STOCK
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK
Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

                              REDUCTION OF CAPITAL
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.


DISCUSSION
Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL
One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.
                               CAPITAL STRUCTURES
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.


DISCUSSION
A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.


ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.


When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

                             DEBT ISSUANCE REQUESTS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.


Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.


DISCUSSION
Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.


In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.


Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

                          PLEDGING OF ASSETS FOR DEBT
                      ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION
In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

                          INCREASE IN BORROWING POWERS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

DISCUSSION
In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.
                             SHARE REPURCHASE PLANS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR share repurchase plans, unless:
  . clear evidence of past abuse of the authority is available; or

  . the plan contains no safeguards against selective buybacks.


DISCUSSION
Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.


Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

                        REISSUANCE OF SHARES REPURCHASED
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION
ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

       CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION
Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

                         REORGANIZATIONS/RESTRUCTURINGS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION
Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.


In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

                            MERGERS AND ACQUISITIONS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR mergers and acquisitions, unless:
  . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

  . the company's structure following the acquisition or merger does not reflect good corporate governance.


Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.


ABSTAIN if there is insufficient information available to make an informed voting decision.


DISCUSSION
When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.


In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.


Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisistions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.


If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

                         MANDATORY TAKEOVER BID WAIVERS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

DISCUSSION
Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.


ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

                           REINCORPORATION PROPOSALS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION
Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.


ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

                        EXPANSION OF BUSINESS ACTIVITIES
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

                        EXPANSION OF BUSINESS ACTIVITIES
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

                           RELATED-PARTY TRANSACTIONS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION
Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

                               COMPENSATION PLANS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote compensation plans on a CASE-BY-CASE basis.

DISCUSSION
Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.


Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.


ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.


STOCK OPTION PLANS
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.


Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:


SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN
The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.


For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'


EXERCISE PRICE
ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS
Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.


In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.


PLAN ADMINISTRATION
ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION
ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING
Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.


INCENTIVE PLANS
Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.


Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.


EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES
Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:


ELIGIBILITY
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION
Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.


For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.


OFFERING PERIOD AND OFFERING PRICE
The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.


DISCOUNTS
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/ or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.


LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS) ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

                            ANTITAKEOVER MECHANISMS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION
Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid.

Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.


Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.


ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.


Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

  . redeem or trigger the pill;

  . amend the pill if shareholder approval is obtained prior to the separation date;

  . amend the exercise price of the rights;

  . alter the separation date;

  . decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and

  . waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.


This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.


DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)
Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.


SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

                             SHAREHOLDER PROPOSALS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.


Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


DISCUSSION
ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or cancelling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS
In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                                JPMORGAN FLEMING
                                ASSET MANAGEMENT
                              GLOBAL PROXY VOTING
                           PROCEDURES AND GUIDELINES
                                  2003 EDITION
                               NOVEMBER 17, 2003

Table of Contents- Global


Part I: JPMorgan Fleming Asset Management Global Proxy-Voting Procedures


  A.
   Objective.................................................................  3


  B. Proxy
  Committee................................................................... 3


  C. The Proxy Voting
  Process.................................................... 3- 4


  D.  Material Conflicts of
  Interest................................................... 4- 5


  E.  Escalation of Material Conflicts of
  Interest...................................... 5


  F.
  Recordkeeping..............................................................  5


  Exhibit
  A.........................................................................  6





Part II: JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines





A. North
  America.................................................................. 8-20


  Table of
  Contents..............................................................9-10


  Guidelines..............................................................11-20


B. Europe, Middle East, Africa, Central America and South America....... 21-31


  Table of
  Contents..................................................................22


  Guidelines...............................................................23-31


C. Asia
  (ex-Japan)................................................................
  32-33


D.
  Japan..................................................................  34-35

Part I:  JP Morgan Fleming Asset Management Proxy Voting Procedures


A. Objective


  As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios.
   In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1


  These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant ProxyCommittee (as defined below) with the objective of encouraging corporate action that enhancesshareholder value.
   Because proxy proposals and individual company facts and circumstances mayvary, JPMFAM may not always vote proxies in accordance with the Guidelines.



B. Proxy Committee


  To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be establishedfor each global location where proxy-voting decisions are made. Each Proxy Committee will becomposed of a Proxy Administrator (as defined below) and senior officers from among theInvestment, Legal, Compliance and Risk Management Departments. The primary functions of eachProxy Committee are to periodically review general proxy-voting matters; review and approve theGuidelines annually; and provide advice and recommendations on general proxy-voting matters aswell as on specific voting issues to be implemented by the relevant JPMFAM Entity. The ProxyCommittee may delegate certain of its responsibilities to subgroups composed of Proxy Committeemembers. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.


C. The Proxy Voting Process


  JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).


  Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.


_______________________
   1. The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent, the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund.

  Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


  In the event investment professionals are charged with recommending how to vote the proxies, theProxy Administrator's duties include the following: reviewing recommendations of investmentprofessionals with respect to Overrides; referring investment considerations regarding such Overridesto the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a materialconflict, as described below, exists; escalating material conflicts to the Proxy Committee; andmaintaining the records required by these Procedures.


  In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification")
  which shall contain an analysis supporting his or her recommendation   and a
  certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.


D. Material Conflicts of Interest


  The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted andimplemented by a U.S. investment adviser include procedures that address material conflicts ofinterest that may arise between the investment adviser's interests and those of its clients. To addresssuch material potential conflicts of interest, JPMFAM relies on certain policies and procedures. Inorder to maintain the integrity and independence of JPMFAM's investment processes and decisions,including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could leadto a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a SafeguardPolicy, and established formal informational barriers designed to restrict the flow of information fromJPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; theestablishment of separate legal entities; and the physical separation of employees from separatebusiness divisions. Material conflicts of interest are further avoided by voting in accordance withJPMFAM's predetermined Guidelines.
   When an Override occurs, any potential material conflict ofinterest that may exist is analyzed in the process outlined in these Procedures.





D. Material Conflicts of Interest - Continued

  Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.


E. Escalation of Material Conflicts of Interest


  When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.


  Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressingthe material conflict, may elect to take one or more of the following measures, or other appropriateaction:

  . removing certain JPMFAM personnel from the proxy voting process;
  . "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  . voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
  . deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

  The resolution of all potential and actual material conflict issues will be documented in order todemonstrate that JPMFAM acted in the best interests of its clients.


F. Recordkeeping


  JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  . a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
  . a copy of each proxy statement received on behalf of JPMFAM clients;
  . a record of each vote cast on behalf of JPMFAM client holdings;
  . a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
  . a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.
  . It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
                                   EXHIBIT A
    J.P. Morgan Investment Management, Inc.
    J.P. Morgan Fleming Asset Management (London) Limited
    J.P. Morgan Fleming Asset Management (UK) Limited
    JF International Management Inc.
    JF Asset Management Limited
    JF Asset Management (Singapore) Limited

Part II: Proxy Voting Guidelines


JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.


JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South
America (3) Asia (ex-Japan) and (4) Japan, respectively.   Notwithstanding the
variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


Part II.A: North America Proxy Voting Guidelines


Part II.A: North America Guidelines Table of Contents


1. Uncontested Director Elections 11


2. Proxy Contests 11

    a.  Election of Directors11
    b. Reimburse Proxy Solicitation Expenses11

3. Ratification of Auditors 11


4. Proxy Contest Defenses 12-13

    a. Board Structure: Staggered vs. Annual Elections12
    b. Shareholder Ability to Remove Directors12
    c. Cumulative Voting12
    d. Shareholder Ability to Call Special Meeting13
    e. Shareholder Ability to Act by Written Consent13
    f. Shareholder Ability to Alter the Size of the Board13

5. Tender Offer Defenses 13-14

    a.Poison Pills13
    b.Fair Price Provisions13
    c.Greenmail13
    d.Unequal Voting Rights13
    e.Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws13 f.Supermajority Shareholder Vote Requirement to Approve Mergers14

6. Miscellaneous Board Provisions 14

    a.Separate Chairman and CEO Positions14
    b.Lead Directors and Executive Sessions14
    c.Majority of Independent Directors14
    d.Stock Ownership Requirements14
    e.Term of Office14
    f.Director and Officer Indemnification and Liability Protection14 g.Board Size14

7. Miscellaneous Governance Provisions 15

    a.Independent Nominating Committee15
    b.Confidential Voting15
    c.Equal Access15
    d.Bundled Proposals15
    e.Charitable Contributions15
    f.Date/Location of Meeting15
    g.Include Nonmanagement Employees on Board15
    h.Adjourn Meeting if Votes are Insufficient15
    i.Other Business15
    j.Disclosure of Shareholder Proponents15

8. Capital Structure 15-16

    a. Common Stock Authorization15
    b. Stock Distributions: Splits and Dividends16
    c. Reverse Stock Splits16
    d. Blank Check Preferred Authorization16
    e. Shareholder Proposals Regarding Blank Check Preferred Stock16
    f. Adjustments to Par Value of Common Stock16
    g. Restructurings/Recapitalizations16
    h. Share Repurchase Programs16
    i. Targeted Share Placements16

Part II.A: North America Guidelines Table of Contents


9. Executive and Director Compensation 17-18

    a. Stock-based Incentive Plans17
    b. Approval of Cash or Cash-and-Stock Bonus Plans17
    c. Shareholder Proposals to Limit Executive and Director Pay17
    d. Golden and Tin Parachutes17
    e. 401(k) Employee Benefit Plans17
    f. Employee Stock Purchase Plans17
    g. Option Expensing18
    h. Options Repricing18
    i. Stock Holding Periods18

10. Incorporation 18

    a. Reincorporation Outside of the United States18
    b. Voting on State Takeover Statutes18
    c. Voting on Reincorporation Proposals18

11. Mergers and Corporate Restructurings 18-19

    a. Mergers and Acquisitions18
    b. Nonfinancial Effects of a Merger or Acquisition18
    c. Corporate Restructuring18
    d. Spin-offs18
    e. Asset Sales18
    f. Liquidations18
    g. Appraisal Rights19

    h. Changing Corporate Name19

12. Social and Environmental Issues 19-20

    a. Energy and Environment19
    b. Northern Ireland19
    c. Military Business19
    d. International Labor Organization Code of Conduct19
    e. Promote Human Rights in China, Nigeria, and Burma19
    f. World Debt Crisis19
    g. Equal Employment Opportunity and Discrimination19
    h. Animal Rights19
    i. Product Integrity and Marketing19
    j. Human Resources Issues20
    k. Link Executive Pay with Social and/or Environmental Criteria20

13. Foreign Proxies 20


14. Pre-Solicitation Contact 20


Part II.A: North America Guidelines


1. Uncontested Director Elections


  Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:


  1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or


  2) implement or renew a dead-hand or modified dead-hand poison pill; or


  3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or


  4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or


  5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.


  Special attention will be paid to companies that display a chronic lack of shareholder accountability.


2. Proxy Contests


  2a. Election of Directors


  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


  2b. Reimburse Proxy Solicitation Expenses

  Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.


3. Ratification of Auditors


  Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


  Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.


  Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


4. Proxy Contest Defenses


  4a. Board Structure: Staggered vs. Annual Elections


  Proposals regarding classified boards will be voted on a case-by-case basis. Classified boardsnormally will be Suppported if the company's governing documents contain each of the following provisions:


  1) Majority of board composed of independent directors,


  2) Nominating committee composed solely of independent directors,


  3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,


  4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


  5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,


  6) Absence of superior voting rights for one or more classes of stock,


  7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


  8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).


  4b. Shareholder Ability to Remove Directors


  Vote against proposals that provide that directors may be removed only for cause.


  Vote for proposals to restore shareholder ability to remove directors with or without cause.


  Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.


  Vote for proposals that permit shareholders to elect directors to fill board vacancies.


  4c. Cumulative Voting

  Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:


  1) Annually elected board,


  2) Majority of board composed of independent directors,


  3) Nominating committee composed solely of independent directors,


  4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


  5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,


  6) Absence of superior voting rights for one or more classes of stock,


  7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


  8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).


  4d. Shareholder Ability to Call Special Meeting


  Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.


  Vote for proposals that remove restrictions on the right of shareholders to act independently of management.


  4e. Shareholder Ability to Act by Written Consent


  We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.


  We generally vote against proposals to allow or facilitate shareholder action by written consent.


  4f. Shareholder Ability to Alter the Size of the Board


  Vote for proposals that seek to fix the size of the board.


  Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


5. Tender Offer Defenses


  5a. Poison Pills


  Vote for shareholder proposals that ask a company to submit its poison pill for shareholderratification.

  Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeoversituations.


  Review on a case-by-case basis management proposals to ratify a poison pill. We generally lookfor shareholder friendly features including a two- to three-year sunset provision, a permitted bidprovision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.


  5b. Fair Price Provisions


  Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


  Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


  5c. Greenmail


  Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


  5d. Unequal Voting Rights


  Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.


  Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.


  5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws


  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


  5f. Supermajority Shareholder Vote Requirement to Approve Mergers


  Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.


  Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


6. Miscellaneous Board Provisions


  6a. Separate Chairman and CEO Positions


  We will generally vote for proposals looking to separate the CEO and Chairman roles.


  6b. Lead Directors and Executive Sessions

  In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).


  6c. Majority of Independent Directors


  We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.


  Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.


  Generally vote for shareholder proposals asking for a 2/3 independent board.


  6d. Stock Ownership Requirements


  Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.


  6e. Term of Office


  Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.


  6f. Director and Officer Indemnification and Liability Protection


  Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.


  Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.


  Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.


  Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.


  6g. Board Size


  Vote for proposals to limit the size of the board to 15 members.





7. Miscellaneous Governance Provisions


  7a. Independent Nominating Committee


  Vote for the creation of an independent nominating committee.


  7b. Confidential Voting

  Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


  Vote for management proposals to adopt confidential voting.


  7c. Equal Access


  Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.


  7d. Bundled Proposals


  Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


  7e. Charitable Contributions


  Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


  7f. Date/Location of Meeting


  Vote against shareholder proposals to change the date or location of the shareholders' meeting.No one site will meet the needs of all shareholders.


  7g. Include Nonmanagement Employees on Board


  Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.


  7h. Adjourn Meeting if Votes are Insufficient


  Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.


  7i. Other Business


  Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.





  7j. Disclosure of Shareholder Proponents


  Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8. Capital Structure


  8a. Common Stock Authorization


  Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.


  Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.


  8b. Stock Distributions: Splits and Dividends


  Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.


  8c. Reverse Stock Splits


  Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.


  Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.


  8d. Blank Check Preferred Authorization


  Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


  Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.


  Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


  Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.


  8e. Shareholder Proposals Regarding Blank Check Preferred Stock


  Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


  8f. Adjustments to Par Value of Common Stock


  Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.


  8g. Restructurings/Recapitalizations

  Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:


  Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?


  Change in Control-Will the transaction result in a change in control of the company?


  Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


  8h. Share Repurchase Programs


  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


  8i. Targeted Share Placements


  These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.


9. Executive and Director Compensation


  9a. Stock-based Incentive Plans


  Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution tovoting power.


  Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.


  Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-even in cases where the plan cost is considered acceptable based on the quantitative analysis.


  9b. Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.


  9c. Shareholder Proposals to Limit Executive and Director Pay


  Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.


  Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.


  Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.


  9d. Golden and Tin Parachutes


  Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.


  9e. 401(k) Employee Benefit Plans


  Vote for proposals to implement a 401(k) savings plan for employees.


  9f. Employee Stock Purchase Plans


  Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.


  Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.


  9g. Option Expensing


  Within the context of common industry practice, generally vote for shareholder proposals to expense fixed-price options.


  9h. Option Repricing


  In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.


  9i. Stock Holding Periods


  Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.


10. Incorporation


  10a. Reincorporation outside of the United States


  Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.


  10b. Voting on State Takeover Statutes

  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


  10c. Voting on Reincorporation Proposals


  Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.


11. Mergers and Corporate Restructurings


  11a. Mergers and Acquisitions


  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


  11b. Nonfinancial Effects of a Merger or Acquisition


  Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.


  11c. Corporate Restructuring


  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.


  11d. Spin-offs


  Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


  11e. Asset Sales


  Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.


  11f. Liquidations


  Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


  11g. Appraisal Rights


  Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

  11h. Changing Corporate Name


  Vote for changing the corporate name.


12. Social and Environmental Issues


  12a. Energy and Environment


  Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.


  Vote case-by-case on disclosure reports that seek additional information.


  12b. Northern Ireland


  Vote case-by-case on proposals pertaining to the MacBride Principles.


  Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.


  12c. Military Business


  Vote case-by-case on defense issue proposals.


  Vote case-by-case on disclosure reports that seek additional information on military-related operations.


  12d. International Labor Organization Code of Conduct


  Vote case-by-case on proposals to endorse international labor organization code of conducts.


  Vote case-by-case on disclosure reports that seek additional information on company activities in this area.


  12e. Promote Human Rights in China, Nigeria, and Burma


  Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.


  Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.


  12f. World Debt Crisis


  Vote case-by-case on proposals dealing with third world debt.


  Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.


  12g. Equal Employment Opportunity and Discrimination


  Vote case-by-case on proposals regarding equal employment opportunities and discrimination.


  Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.


  12h. Animal Rights

  Vote case-by-case on proposals that deal with animal rights.


  12i. Product Integrity and Marketing


  Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.


  Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.


  12j. Human Resources Issues


  Vote case-by-case on proposals regarding human resources issues.


  Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.


  12k. Link Executive Pay with Social and/or Environmental Criteria


  Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.


  Vote case-by-case on disclosure reports that seek additional information regarding this issue.


  13. Foreign Proxies


  Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.


  14. Pre-Solicitation Contact


  From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.





  What is material non-public information?


  The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

  . a pending acquisition or sale of a substantial business;
  . financial results that are better or worse than recent trends would lead one to expect;
  . major management changes;
  . an increase or decrease in dividends;
  . calls or redemptions or other purchases of its securities by the company;
  . a stock split, dividend or other recapitalization; or

  . financial projections prepared by the Company or the Company's representatives.

  What is pre-solicitation contact?


  Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"


  Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.


  It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.


Part III.B: Europe, Middle East, Africa, Central America andSouth America Proxy Voting Guidelines


Part III.B: Europe, Middle East, Africa, Central America andSouth America Guidelines Table of Contents


1. Reports & Accounts 23


2. Dividends 23


3. Auditors 23


  a. Auditor Independence23


  b. Auditor Remuneration23


4. Boards 23-24


  a. Chairman & CEO23


  b. Board Structure24


  c. Board Size24


  d. Board Independence24


  e. Board Committees24


5. Directors 25


  a. Directors' Contracts25


  b. Executive Director's Remuneration25

  c. Directors' Liability25


  d. Directors over 7025


6. Non-Executive Directors 26


  a. Role of Non-Executive Directors26


  b. Director Independence26


  c. Non-Executive Director's Remuneration26


  d. Multiple Directorships26


7. Issue of Capital 26-27


  a. Issue of Equity26


  b. Issue of Debt27


  c. Share Repurchase Programmes27


8. Mergers/Acquisitions 27


9. Voting Rights 27


10. Share Options/Long-Term Incentive Plans (L-TIPs) 27-28


  a. Share Options27


  b. Long-Term Incentive Plans (L-TIPs)28


11. Others 28-29


  a. Poison Pills28


  b. Composite Resolutions28


  c. Social/Environmental Issues28


  d. Charitable Issues29


  e. Political Issues29


12. Shareholder Activism and Company Engagement 29-30


  a. Activism Statement29


  b. Activism Policy29-30


13. Socially Responsible Investment ("SRI") 31


  a. SRI Statement31

  b. SRI Policy31


Part III.B: Europe, Middle East, Africa, Central America andSouth America Guidelines


1. Reports & Accounts


  Reports and accounts should be both detailed and transparent, and should be submitted toshareholders for approval. They should meet accepted reporting standards, and company accountsshould employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spiritas well as the letter of reporting standards, including the most recent recommendations of theInternational Accounting Standards Board (IASB).


  For UK companies, a statement of compliance with the Combined Code should be made, or reasonsgiven for non-compliance. The reports and accounts should include a detailed report on executiveremuneration, and best practice demands that this should also be submitted to shareholders forapproval.


  Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure(whilst meeting minimum legal requirements) are insufficient, we will inform company management ofour concerns, and either abstain or vote against the approval of the annual report, depending on thecircumstances. Similar consideration would relate to the use of inappropriate accounting methods.


2. Dividends


  Proposals for the payment of dividends should be presented to shareholders for approval, and shouldbe fully disclosed in advance of the meeting.


  We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.


3. Auditors


  3a. Auditor Independence


  Auditors must provide an independent and objective check on the way in which the financialstatements have been prepared and presented.


  JPMF will vote against the appointment or reappointment of auditors who are not perceived as beingindependent. The length of time both the audit company and the audit partner have served intheircapacity with a given company will be taken into account when determining independence.


  3b. Auditor Remuneration


  Companies should be encouraged to distinguish clearly between audit and non-audit fees. Auditcommittees should keep under review the non-audit fees paid to the auditor, both in relation to thesize of the total audit fee and in relation to the company's total expenditure on consultancy, and thereshould be a mechanism in place to ensure that consultancy work is put out to competitive tender.


  We would oppose non-audit fees consistently exceeding audit fees, where no explanation was givento shareholders. Audit fees should never be excessive.


  See Audit Committee.


4. Boards


  4a. Chairman & CEO

  The Combined Code states that there should be a clear division of responsibilities at the head of acompany, such that no one individual has unfettered powers of decision. JPMF believes that the rolesof Chairman and Chief Executive Officer should normally be separate. JPMF will generally voteagainst combined posts.


  4b. Board Structure


  JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures.We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tieredstructure, there is a risk of upper tier directors becoming remote from the business, while lower tierdirectors become deprived of contact with outsiders of wider experience. No director should beexcluded from the requirement to submit him/herself for reelection on a regular basis.


  JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour ofunitary boards. However, tiered boards are still very prevalent in markets outside the UK and localmarket practice will always be taken into account.


  4c. Board Size


  Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its votingpowers in favour of reducing large boards wherever possible.


  4d. Board Independence


  JPMF believes that a strong independent element to a board is essential to the effective running of acompany. The Combined Code states that the calibre and number of non-executive directors on aboard should be such that their views will carry significant weight in the board's decisions. We agreewith the ICGN, and the findings of the Higgs Review, that the majority of a board of directors shouldbe independent, especially if the company has a joint Chairman/CEO. However, as a minimum, allboards should require at least three non-executive directors, unless the company is of such a sizethat sustaining such a number would be an excessive burden.


  JPMF will use its voting powers to encourage appropriate levels of board independence, taking intoaccount local market practice.


  See Non Executive Directors.


  4e. Board Committees


  Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.


    (i)Nomination Committee -

    There should be a formal nomination process for the appointment of Directors with bothexecutive and non-executive representation on the Nomination Committee.

    (ii)Remuneration Committee -


    Boards should appoint remuneration committees consisting exclusively of independentnon-executive directors, with no personal financial interest in relation to the matters to bedecided, other than their fees and their shareholdings. Non-executive directors should haveno potential conflicts of interest arising from cross directorships and no day-to-dayinvolvement in the running of the business. We would oppose the reelection of any nonexecutive director who, in our view, had failed to exercise sound judgement onremuneration issues.


    (iii)Audit Committee

    An Audit Committee should be established consisting solely of non-executive directors,who should be independent of management. The Committee should include at least oneperson with appropriate financial qualifications but they should all undergo appropriatetraining that provides and maintains a reasonable degree of up-to-date financial literacyand there should be written terms of reference which deal clearly with their authority andduties. Formal arrangements should be in place for the Committee to hold regular meetingswith external auditors, without executive or staff presence, and they should have an explicitright of unrestricted access to company documents and information. The Committee shouldhave the authority to engage independent advisers where appropriate and also shouldhave responsibility for selecting and recommending to the board, the external auditors to beput forward for appointment by the shareholders in general meeting. The Committee shouldmonitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability offinancial information used by the board and public financial statements by the company.


5. Directors


  5a. Directors' Contracts


  JPMF believes that there is a strong case for directors' contracts being of one year's duration or less.This is in line with the findings of recent UK government committees as well as the view of the NAPFand ABI. However, JPMF always examines these issues on a case-by-case basis and we are awarethat there will occasionally be a case for contracts of a longer duration in exceptional circumstances,in order to secure personnel of the required calibre.


  Generally, we encourage contracts of one year or less and vote accordingly. Unless the remunerationcommittee gives a clearly-argued reason for contracts in excess of one year, we will vote against thereelection of any director who has such a contract, as well as consider the reelection of any directorwho is a member of the remuneration committee.


  Directors' contracts increasingly contain special provisions whereby additional payment becomes duein the event of a change of control. We agree with the view of the NAPF and ABI that such terms areinappropriate and should be discouraged and, under normal circumstances, we will use our votingpower accordingly.


  Market practice globally regarding the length of directors' service contracts varies enormously, andJPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. Tothis end, JPMF investment takes into account local market practice when making judgements in thisarea.


  5b. Executive Directors' Remuneration


  Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.


  JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation ofexecutives or other employees. We feel that the specific amounts and types of employeecompensation are within the ordinary business responsibilities of the board and the companymanagement. However, the remuneration of executive directors should be determined byindependent remuneration committees and fully disclosed to shareholders. Any stock option plans orlong-term incentive plans should meet our guidelines for such plans set forth herein.


  We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.


  See Stock Options and Long-Term Incentive Plans (L-TIPs).


  5c. Directors' Liability

  In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for alldecisions made during the previous financial year. Depending on the market, this resolution may ormay not be legally binding, and may not release the board from its legal responsibility.


  JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.


  5d. Directors over 70


  Whilst special requirements for directors over 70 have their roots in company legislation (in the UK)as well as various corporate governance guidelines, JPMF considers that a similar standard of careshould be applied to the selection of a director over 70 as would be applied to that of any otherdirector, although we would expect to see such a director offer him or herself for reelection eachyear.


6. Non-Executive Directors


  6a. Role of Non-Executive Directors


  As stated earlier in these guidelines, JPMF believes that a strong independent element to a board isessential to the effective running of a company. We will use our voting power to ensure that a healthyindependent element to the board is preserved at all times and to oppose the reelection of non-executive directors whom we no longer consider to be independent.


  In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.


  In order to help assess their contribution to the company, the time spent by each non-executivedirector should be disclosed to shareholders, as well as their attendance at board and committeemeetings.


  Audit and remuneration committees should be composed exclusively of independent directors.


  6b.Director Independence


  We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.


  A non-executive director who has served more than three terms (or ten years) in the same capacitycan no longer be deemed to be independent.


  6c. Non-Executive Director's Remuneration


  JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.


  6d. Multiple Directorships


  In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only oneadditional non-executive post would normally be considered appropriate without further explanation.


7. Issue of Capital

  7a. Issue of Equity


  In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.


  JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. Wewill also vote in favour of the partial suspension of preemptive rights if they are for purely technicalreasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).


  JPMF will vote against increases in capital which would allow the company to adopt "poison pill"takeover defence tactics, or where the increase in authorised capital would dilute shareholder value inthe long term.


  7b. Issue of Debt


  Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.


  JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We willvote against an increase in bank borrowing powers which would result in the company reaching anunacceptable level of financial leverage, where such borrowing is expressly intended as part of atakeover defence, or where there is a material reduction in shareholder value.


  7c. Share Repurchase Programmes


  Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.


  We will vote against such programmes when shareholders' interests could be better served bydeployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or anattempt to entrench management.


8. Mergers/Acquisitions


  Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst inconjunction with portfolio managers and, in exceptional circumstances , the Committee. Individualcircumstances will always apply. However, as a general rule, JPMF will favour mergers andacquisitions where the proposed acquisition price represents fair value, where shareholders cannotrealise greater value though other means, and where all shareholders receive fair and equaltreatment under the merger/acquisition terms.


9. Voting Rights


  JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote tophase out dual voting rights or classes of share with restricted voting rights, and will oppose attemptsto introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulativevoting; directors should represent all shareholders equally, and voting rights should accrue inaccordance with the shareholder's equity capital commitment to the company.


  Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votesto approve mergers, consolidations or sales of assets or other business combinations.

10. Share Options/Long-Term Incentive Plans (L-TIPs)


  10a.Share Options


  Share option schemes should be clearly explained and fully disclosed to both shareholders andparticipants, and put to shareholders for approval. Each director's share options should be detailed,including exercise prices, expiry dates and the market price of the shares at the date of exercise.They should take into account maximum levels of dilution, as set out in ABI, NAPF and similarguidelines. Full details of any performance criteria should be included. Share options should never beissued at a discount, and there should be no award for below-median performance. In general, JPMFwill vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.


  Best practice requires that share options be fully expensed, so that shareholders can assess theirtrue cost to the company. The assumptions and methodology behind the expensing calculationshould also be explained to shareholders.


  We will generally vote against the cancellation and reissue, retesting or repricing, of underwateroptions.


  10b.Long-Term Incentive Plans (L-TIPs)


  A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferredbonuses and retirement benefit plans, which require one or more conditions in respect of serviceand/or performance to be satisfied over more than one financial year.


  JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.


  Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with afinancial underpin such as growth in earnings per share ("EPS"). Performance should bebenchmarked against an appropriate comparator group of companies and a graph of recentperformance should be included. Awards should increase on a straight-line basis, with a maximumaward only vesting for the very highest performance. As with share option schemes, there should beno award for below-median performance. Any beneficiary should be encouraged to retain anyresultant shares for a suitable time.


  In all markets JPMF will vote in favour of schemes with keen incentives and challenging performancecriteria, which are fully disclosed to shareholders in advance, and vote against payments which areexcessive or performance criteria which are undemanding. We would expect remunerationcommittees to explain why criteria are considered to be challenging and how they align the interestsof shareholders with the interests of the recipients.


11. Others


  11a. Poison Pills


  Poison pills, or shareholder rights plans, are designed to give shareholders of a target company theright to purchase shares of the acquiring company, the target company, or both at a substantialdiscount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock.Corporations may or may not be able to adopt poison pills without shareholder approval, dependingon the market.


  JPMF reviews such proposals on a case-by-case basis; however we will generally vote against suchproposals and support proposals aimed at revoking existing plans.

  In reaching its voting position, the Committee has reviewed and continues to review current takeoverevents. However, it has concluded that there is no clear evidence that poison pills deter takeoveroffers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.


  11b. Composite Resolutions


  Agenda items at shareholder meetings should be presented in such a way that they can be votedupon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or"bundled" resolutions, depending on the context.


  11c. Social/Environmental Issues


  The Committee reviews shareholder proposals concerning social and environmental issues. Innormal circumstances, the consideration of social issues in investment decisions is the duty ofdirectors; nevertheless, from time to time, a company's response to the circumstances of a particularsocial or environmental issue may have economic consequences, either directly or indirectly. In thesecases, the economic effects are considered in determining our vote.


  Where management is proposing changes with a social, environmental or ethical dimension, theseproposals should be in line with JPMF's SRI policy.


  See Socially Responsible Investment (SRI).


  11d. Charitable Issues


  Charitable donations are generally acceptable, provided they are within reasonable limits and fullydisclosed to shareholders.


  11e. Political Issues


  JPMF does not normally support the use of shareholder funds for political donations, and wouldrequire the fullest explanation as to why this would be beneficial to shareholders.


12. Shareholder Activism and Company Engagement


  12a. Activism Statement


  The Myners Review identified "shareholder activism" as an important part of the responsibilities of UKpension fund trustees and their investment managers and recommended that managers address theissue as follows:

  . ensure managers have an explicit strategy on activism
  . monitor the performance of investee companies
  . intervene where necessary
  . evaluate the impact of engagement activity
  . report back to clients

  This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response toMyners. Curiously, neither activism nor intervention is defined in the Myners Report and they areinterpreted differently by different investors. At one extreme are those who deliberately set out toinvest in underperforming companies with the aim of encouraging change. Such investors wouldexpect to be involved in detailed discussions about management and policy and would expect to havesignificant influence on both. As effective insiders they are unlikely to be active traders of theirposition and will take a long-term view of the investment, regardless of market conditions. At the otherextreme are those who regard activism as the simple process of voting their shareholding, with littleor no regard for a company's governance policy or standards. They would argue that their clients'interests are best served by selling shares in underperforming companies. JPMF's approach is setout below.


  12b. Activism Policy


    (i)  Explicit Strategy -


    A clearly articulated policy has existed at JPMF for many years. Our primary aim is toprotect our clients' interests. Thus, where appropriate, we will engage with companies inwhich client assets are invested if they fail to meet our requirements with regard tocorporate governance and/or performance. The approach involves active discussion withcompany management and, if necessary,participation in action groups, but not direct involvement in management.


    Our strategy is explicitly based on the US Department of Labor's recommendations whichare commended by Myners and which have been cited in every edition of our Voting Policyand Guidelines.


    (ii) Monitor Performance -


    At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.


    (iii)Intervene Where Necessary -


    As we have an active approach to proxy voting we do, in that sense, intervene frequently incompany affairs and this causes us to vote against or abstain on resolutions at company meetings.


    Whenever we believe that it may be appropriate to vote against management, we speakwith the company in order to ensure that they are fully informed of the reasons for thepolicy to which we are opposed and to give management an opportunity to amend thatpolicy. The evidence is that by consistently seeking compliance with best practice we do,over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unlesspolicy changes within a year we shall vote against management in the following year. Inthis context we have found "vocal abstention" as a very potent form of activism.


    JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.


    (iv)   Evaluate Impact

    Noon to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.


    As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.


    We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.


    (v) Reporting


    Reports detailing our engagement activity are available to clients on a quarterly basis.


13. Socially Responsible Investment ("SRI")


  13a. SRI Statement


  From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.


  JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.


  For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.


  For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.


  13b. SRI Policy


  Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.


  Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.


  In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.


  The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.


Part IV: Asia Ex-Japan Proxy Voting Guidelines


1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.


2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.


3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.


4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.


5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.


6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.


7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.


Part V: Japan Proxy Voting Guidelines


1. Number of Directors


  To ensure a swift management decision-making process, the appropriate number of directors shouldbe 20 or less.

2. Release of Directors from Legal Liability


  Vote against actions releasing a director from legal liability.


3. Director's Tenure


  Director's tenure should be equal to/less than 1 year.


4. Director's Remuneration


  Remuneration of directors should generally be determined by an independent committee.


5. Audit fees


  Audit fees must be at an appropriate level.


6. Capital Increase


  Capital increases will be judged on a case-by-case basis depending on its purpose. Vote againstcapital increases if the purpose is to defend against a takeover.


7. Borrowing of Funds


  Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.


8. Share Repurchase Programs


  Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.


9. Payout ratio


  As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.


10. Mergers/Acquisitions


  Mergers and acquisitions must only be consummated at a price representing fair value.


11. Stock Options


  Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.


12. Political Contributions


  Do not approve any use of corporate funds for political activities.


13. Environmental/Social Issues


  Do not take into account environmental/social issues that do not affect the economic value of the company.

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES


I. POLICY STATEMENT


Introduction - Morgan Stanley Investment Management's ("MSIM") policies and
------------
procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - To assist the MSIM Affiliates in their responsibility
-----------------------
for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.


Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES


To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

  A) Management Proposals
    When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Selection or ratification of auditors.
    . Approval of financial statements, director and auditor reports.
    . Election of Directors.
    . Limiting Directors' liability and broadening indemnification of Directors. . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.
    . General updating/corrective amendments to the charter.
    . Elimination of cumulative voting.
    . Elimination of preemptive rights.
    . Provisions for confidential voting and independent tabulation of voting results.
    . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


    Capitalization changes
    ----------------------
    . Capitalization changes that eliminate other classes of stock and voting rights.
    . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
    . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
    . Proposals for share repurchase plans.
    . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
    . Proposals to effect stock splits.
    . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

    Compensation
    ------------
    . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
    . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
    . Establishment of Employee Stock Option Plans and other employee ownership plans.

    Anti-Takeover Matters
    ---------------------
    . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
    . Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.
    . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
    . Creation of "blank check" preferred stock.
    . Changes in capitalization by 100% or more.
    . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
    . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.
    . Proposals to indemnify auditors.

    The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


    Corporate Transactions
    ----------------------
    . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
    . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
    . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:
      (i) Whether the stock option plan is incentive based;
      (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;
      (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

    Anti-Takeover Provisions
    ------------------------
    . . Proposals requiring shareholder ratification of poison pills.
    . . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

  B) SHAREHOLDER PROPOSALS
    The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:
    . Requiring auditors to attend the annual meeting of shareholders.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.
    . Confidential voting.
    . Reduction or elimination of supermajority vote requirements.

    The following shareholder proposals will be voted as determined by the Proxy Review Committee.

    . Proposals that limit tenure of directors.
    . Proposals to limit golden parachutes.
    . Proposals requiring directors to own large amounts of stock to be eligible for election.
    . Restoring cumulative voting in the election of directors.
    . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
    . Proposals that limit retirement benefits or executive compensation.
    . Requiring shareholder approval for bylaw or charter amendments.
    . Requiring shareholder approval for shareholder rights plan or poison pill. . Requiring shareholder approval of golden parachutes.
    . Elimination of certain anti-takeover related provisions.
    . Prohibit payment of greenmail.

    The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.
    . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
    . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.
    . Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

  A) Proxy Review Committee

    The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

    a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

    b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.


    c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


    e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the

      Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

CO/PROCEDURES/PROXY FINAL 5/30/03
                             NEUBERGER BERMAN, LLC

                                  PROXY POLICY


I. INTRODUCTION


Neuberger Berman, LLC ("NB") is generally responsible for voting the proxies of its ERISA accounts.


This precept is based on the views of the Department of Labor ("DOL") set forth in an advisory letter known as the "Avon letter".


The DOL maintains that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any other fiduciary obligation of an investment manager. Accordingly, NB, as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan's participants or beneficiaries.*


NB has created a Proxy Committee** to formulate a policy on the manner in which NB will vote ERISA Account proxies.


In formulating a proxy policy, the Proxy Committee believes that many propositions to be voted upon will fit into categories and, presumptively, such propositions should be voted on in a predetermined manner to meet the DOL requirements outlined above.


Such proxy policy is based on the following positions taken by the proxy committee:


  (i) management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and


  (ii) measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term and should not be supported.

II. FLEXIBILITY OF THE POLICY DIRECTIVES


The NB policy of specific voting directives as set forth in Section IV below are not intended to be rigid. Based on the particular factual situation or the investment goals of a particular ERISA account, circumstances may arise where adherence to a preset proxy policy will not advance the best interests of plan beneficiaries. Proxies may be voted contrary to the specific directives contained herein if (i) approved by a majority of the members of the proxy committee and (ii) such approval is based on the DOL precepts and rules set forth above.


A request to deviate from a specific directive can be made by the money manager of the ERISA account, a member of the NB Executive Committee or a member of the Proxy Committee.


The Proxy Committee will maintain appropriate records of its actions approving deviations from the directive, citing reasons therefor.


III. AMENDMENT OF DIRECTIVES


The Proxy Committee will meet periodically to review the voting directives. Directives are subject to amendment by vote of a majority of the Proxy Committee members.


IV. THE VOTING DIRECTIVES


 1) Director Slate. Vote FOR the management slate. This is based on the view that (i) management is in a good position to determine the credibility of the nominees and (ii) director selection alone generally does not materially affect a company's market value. However, if director states are proposed in the context of proxy fights, the NB research analyst covering the company is to analyze competing slates and determine in accordance with the DOL precepts whether NB should vote for the management or stockholder slate. Director selections in proxy fights can materially affect a company's value, since management may be more interested in remaining in place than serving stockholders' best interests.


 2) Increase "Blank Check" Authorized Preferred Stock.Vote AGAINST increases in "blank check preferred stock" (i.e., preferred stock all or many of whose rights, preferences and designations, (e.g.; dividend and voting rights) can be established by the Board of Directors acting alone) on the grounds that the Board of Directors can readily issue such stock in conjunction with "poison pill" devices or otherwise fashion such stock into takeover deterrents or weapons. Vote FOR the authorization of preferred stock whose rights, designations and preferences are pre-established where such stock is being authorized to achieve a specific and legitimate corporate purpose.

 3) Classified or "Staggered Board. Vote AGAINST proposals to classify or stagger boards. The periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate. To illustrate: a typical classified board consists of three equal or nearly equal classes of directors where only one class is up for election each year. Each director on a classified board serves a three year term, as opposed to a one year term served by directors that are not subject to a staggered arrangement.

 4) Cumulative Voting. Under cumulative voting minority shareholders dissatisfied with entrenched management can achieve board representation. Under cumulative voting, each stockholder is permitted to cast a number of votes equal to the number of shares he owns multiplied by the number of directors to be elected. The stockholder may cast these votes among any or all the nominees for director in any manner he wishes. The stockholder, for example, can concentrate all his votes for the election of just one director.

If there is evidence that the Company is attempting to entrench the Board, or if the Company has significant anti-takeover devices already in place, we will vote FOR cumulative voting. If not, and if we are pleased with the current structure of the Board, we will vote AGAINST such proposals. Consequently, our decision will be made on a case by case basis.

 5) Restrictions on Stockholders to Act by Written Consent. Vote AGAINST restrictions on use of stockholder written consents in lieu of a stockholder meeting. Use of written consents is an inexpensive method often not requiring compliance with the proxy rules employed by stockholders to pass resolutions that might be challenged by entrenched management in a stockholders meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.

 6) Restrictions on Stockholders to Call Meetings. Vote AGAINST restrictions on stockholders to call meetings. Any limitation on stockholders to act can strengthen entrenched management's hand in a takeover or other corporate challenge and thus can both render the corporation a less attractive takeover candidate and bestow to management a decided advantage in a takeover.

 7) Confidential Voting. Vote FOR confidential voting which permits stockholders, particularly large institutional stockholders, to vote without identification.

 8) Super-Voting Stock Characteristics. Vote AGAINST super-voting stock. This device gives entrenched management or other insiders excessive voting dominance or power through stock where each share can carry ten or more times the number of votes of the stock issued to the public. Under current S.E.C. regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

 9) "Capping" the Number for Directors. Vote AGAINST "capping" the board. Entrenched management can use this device to limit the number of directors to its own friendly directors, thus making it more difficult for outside stockholders to add their own representatives to the board.

 10) Supermajority Provisions. Vote AGAINST. These provisions increase the difficulty of amending charter and By-Law provisions, thereby securing the continuation of such provisions presumably supported by entrenched management. A supermajority provision provides that amendment to the charter and/or By-Laws or any provision thereof requires a vote of more than the holders of a majority of stock (e.g., 66-2/3% of all votes).

 11) Fair Price Provisions Vote AGAINST fair price provisions. Such provisions tend to make takeovers, particularly tender offers, more expensive by requiring that stockholders tendering their shares in the "back end" of a tender offer receive consideration whose value is equal to that given to stockholders who tender their shares in the "front end." Certain states such as Delaware have built fair price provisions into their corporate law, which provisions apply to all public companies except for those that expressly "opt out" of the requirement. Thus vote FOR any proposal to "opt out" of a fair price statute, which would most likely take the form of a stockholder proposal.

 12) Stock Option Plans and other Stock and Deferred Compensation Arrangements. Vote FOR management-sponsored compensation plans for rank and file employees that do not alone or in conjunction with other plans result in reserving over 20% of the Company's total issued and outstanding stock. Management is generally in the best position to establish means of compensating its rank and file employees. Also vote FOR compensation plans whose participants include officers and directors, provided that such plans (alone or in conjunction with already existing plans) either (i) are not structured so as to enable a control block of stock (over 10%) to be issued to such officers and directors or (ii) do not provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles (golden parachutes) parachutes in the event of a takeover.

Vote AGAINST any plan under which insiders can acquire control blocks of stock or receive excessive compensation or takeover cash-outs. Such plans can either have the effect of entrenching management or transferring excessive amounts of corporate assets out of the corporation (and thus not in the best interest of stockholders).


 13) Director Liability Limitation Proposals. Vote FOR proposals limiting director liability on the grounds that such proposals are necessary to attract board nominees of quality in a litigious corporate environment where director and officer liability insurance is often quite expensive.

 14) Environmental Issues, Discrimination Issues, Health Issues and other "Social Proposals". Neuberger Berman, LLC appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general. Accordingly, Neuberger Berman, LLC will review and vote on such social-oriented proposals in accordance with its legal responsibilities and its voting procedures described in Part II of this Policy

  ("Flexibility of the Policy Directives"). In such review, Neuberger Berman, LLC will seriously consider management's recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation's business and stockholders.

 15) Selection of Auditor. Vote as recommended by management. Proposals on selection of an auditor generally do not materially impact on a corporation's market value, and management is generally most qualified to make this determination.

 16) Adjustments in Charter or By-laws to Conform to Corporate Law Changes. Generally vote as recommended by management on technical adjustments to corporate documents stemming from ongoing changes in corporate and securities law. Such technical adjustments generally do not materially impact on the corporation's market value. Moreover, management and corporate counsel are most qualified to monitor the propriety of these changes for compliance purposes.

 17) Change in Par Value of Authorized Stock. Generally vote FOR these proposals on the grounds that changes in par value are routine matters not likely to impact materially on corporate market value and that management is most qualified to determine this type of matter. Vote AGAINST those proposals, however, that call for (i) reduction of par value that would decrease the value of a security held by NB or clients (e.g., reduction in par value where the security is redeemable at par), (ii) increase in par value that will materially reduce the corporation's paid in or excess capital that otherwise could be used for legitimate purposes, e.g., reinvestments, payment of dividends, etc. or (iii) reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction will permit the corporation to issue these securities for a lower price, thus enhancing management's ability to defend against takeovers.

V. FREQUENT PROPOSITIONS WITH NO DIRECTIVE


There are proposals that frequently arise that will require Proxy Committee action because such propositions and the context in which they arise are not susceptible of a presumptive vote as in Section IV. Examples are listed below.


 1) Increases in Common Stock. Vote FOR increases in authorized common stock that are necessary to achieve legitimate corporate purposes because authorized common stock constitutes an important vehicle for raising capital and, vote AGAINST increases in authorized common stock that are unnecessary, excessive or likely to be used to deter or fight takeovers or unnecessarily dilute current stockholders.


 2) Dividend Rights Plans, Poison Pills and Similar Devices. The Proxy Committee believes that the impact of dividend rights plans, poison pills and similar devices on corporate governance and shareholders' values substantially varies depending upon numerous factors, including but not limited to the following: the specific terms of the plan or device, the prior performance of Management, the extent to which anti-takeover and Management entrenchment devices are in place, the extent to which Management's decisions both in general and in particular with regard to mergers, acquisitions and the like, are subject to shareholder and Board of Director review, the medium and long term business plans of the Company, the relationship of stock price to unrealized values, and the extent to which the corporation is presently perceived as a merger candidate. Accordingly, the Proxy Committee will evaluate and vote on matters regarding these types of plans or devices on a case-by-case basis, taking such of the foregoing and such other factors into account as it deems appropriate in the particular circumstances then pertaining.

 3) Merger Consolidation Reorganization Recapitalization Sale of Assets. Voting on non-routine corporate transactions such as mergers, consolidations, reorganizations, tender offers and large asset sales should be voted as determined based on analysis of the transaction by the appropriate research analysts or portfolio managers. The vote on these transactions should be the result of reasoned and formulated investment decisions.

 4) Anti-Greenmail Proposals. Anti-greenmail proposals prohibit management from buying out at a premium a stockholder that management views as disruptive (or potentially disruptive). Vote FOR anti-greenmail proposals that are designed primarily to serve legitimate corporate purposes such as requiring equal treatment among stockholders and preventing corporate waste. Vote AGAINST such proposals designed primarily to deter potential raiders from making large investments in the subject corporation as a first step in a takeover (a raider may not want to commit large sums up front if he has no opportunity to receive a premium if he decides to withdraw).

 5) Standoff Proposals. "Standoff proposals" typically prohibit a corporation from engaging in material transactions (mergers, asset purchases, etc.) with a "substantial stockholder" (often defined as a stockholder who acquires over 10% or 15% of the outstanding stock for a period of time, e.g. 5 years) unless the transaction is consented to by the board of directors or a supermajority of stockholders. Vote FOR those standoff provisions designed to prevent the corporation from being forced to engage in transactions with disruptive stockholders and vote AGAINST those proposals designed to prevent legitimate raiders from effecting transactions with the corporation in connection with takeovers.

 6) Stockholder Proposals on Corporate Matters. Often stockholder proposals attempt to overturn anti-takeover arrangements that have been in place over time (e.g., staggered boards, supermajority provisions). Some of these arrangements will have served the corporation well, others poorly. Thus, voting on any of these proposals should be on a case-by-case basis. Other stockholder proposals relate to procedural issues or issues that do not directly affect the corporation's business (e.g., calling a stockholders' meeting by a rocket company to discuss rocket safety). Vote for these proposals as recommended by management because management is often in the best position to determine these procedural or collateral issues.

 7) Reincorporation Into Delaware or Other State with "Pro-Management" Corporate Laws. Vote AGAINST such proposals for reincorporation into Delaware or other pro-management states (e.g., New York and Nevada) if the proposed state is considered "pro-management" because its corporation or similar laws contains a variety of provisions that limit stockholder rights in favor of management. "Pro-management" laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals may have such objectives, there are occasions when we should vote FOR if the Proxy Committee believes that the purpose of the reincorporation is to secure certain benefits such as laws permitting limitations on directors' and officers' liability which enhances a corporation's ability to secure quality management.

VI. OTHER PROPOSALS AND DEVIATIONS FROM VOTING DIRECTIVES


Periodically proposals will appear in proxy material that do not fit any of the descriptions set forth in Section IV or that the Proxy Committee will not want to vote as discussed above. Such proposals will be dealt with by the Proxy Committee as described in Section II of this proxy policy.


VII. RECORD OF VOTING


In each case, the Proxy Committee should maintain internal records on how and why NB voted the proxies.





Original Guidelines: 05/31/91


Revised 04/19/00 Re: Cumulative Voting.


Revised 11/05/02 Re: South African issue

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)

                           STOCK PROXY VOTING POLICY

                            FOR ALL CLIENT ACCOUNTS



GENERAL POLICY
--------------

 1) Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:To vote shares of common stock in the long-term economic best interest of the clients.


 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS
-------


For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS
            ----------------------------

Philosophy: The Advisers are willing to defer to management on matters of a
----------
routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:selection of auditorsincreasing the authorized number of common shares election of unopposed independent directors


CATEGORY II: SPECIAL INTEREST ISSUES
             -----------------------

Philosophy: While there are many social, political, environmental and other
----------
special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
              -----------------------------------------------------------

Philosophy: The Advisers are not willing to defer to management on proposals
----------
which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors. Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors. Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail. These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions. These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.

 5) Defensive Strategies. These proposals will be analyzed on a case-by-case
 -----------------------
  basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring. These proposals will be analyzed on
 -----------------------------------------
  a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation. These proposals will be analyzed on a
    -----------------------------------
  case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

Policy Established August, 1988Revised May, 2003

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED

                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION

                              PROXY VOTING REPORT

                        DETAILED PROXY VOTING GUIDELINES



I. THE BOARD OF DIRECTORS

  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.

  B) CHAIRMAN AND CEO ARE THE SAME PERSON


    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  C) MAJORITY OF INDEPENDENT DIRECTORS

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  D) STOCK OWNERSHIP REQUIREMENTS

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  E) TERM OF OFFICE

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  F) DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.


    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  G) CHARITABLE CONTRIBUTIONS

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II. PROXY CONTESTS

  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.

  B) REIMBURSE PROXY SOLICITATION EXPENSES

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

III. AUDITORS


RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).


We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.


IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  B) SHAREHOLDER ABILITY TO REMOVE DIRECTORS

    We vote AGAINST proposals that provide that directors may be removed only for cause.


    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  C) CUMULATIVE VOTING

    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  D) SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  E) SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  F) SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

    We vote FOR proposals that seek to fix the size of the board.


    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V. TENDER OFFER DEFENSES

  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  B) FAIR PRICE PROVISIONS

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  C) GREENMAIL

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  D) PALE GREENMAIL

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  E) UNEQUAL VOTING RIGHTS

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  F) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  G) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  H) WHITE SQUIRE PLACEMENTS

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI. MISCELLANEOUS GOVERNANCE PROVISIONS

  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  B) EQUAL ACCESS

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  C) BUNDLED PROPOSALS

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  D) SHAREHOLDER ADVISORY COMMITTEES

    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  B) STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  C) REVERSE STOCK SPLITS

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  D) BLANK CHECK PREFERRED AUTHORIZATION

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  E) SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  F) ADJUST PAR VALUE OF COMMON STOCK

    We vote FOR management proposals to reduce the par value of common stock.

  G) PREEMPTIVE RIGHTS

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  H) DEBT RESTRUCTURINGS

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  I) SHARE REPURCHASE PROGRAMS

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. EXECUTIVE AND DIRECTOR COMPENSATION


  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  B) SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  C) GOLDEN AND TIN PARACHUTES

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  D) EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  E) 401(K) EMPLOYEE BENEFIT PLANS

    We vote FOR proposals to implement a 401(k) savings plan for employees.


IX. STATE OF INCORPORATION

  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  B) VOTING ON REINCORPORATION PROPOSALS

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X. MERGERS AND CORPORATE RESTRUCTURINGS

  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.

  B) CORPORATE RESTRUCTURING

    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  C) SPIN-OFFS

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  D) ASSET SALES

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  E) LIQUIDATIONS

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  F) APPRAISAL RIGHTS

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  G) CHANGING CORPORATE NAME

    We vote for changing the corporate name.


XI. MUTUAL FUND PROXIES

  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  B) INVESTMENT ADVISORY AGREEMENT

    We vote on investment advisory agreements on a case-by-case basis.

  C) FUNDAMENTAL INVESTMENT RESTRICTIONS

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

  D) DISTRIBUTION AGREEMENTS

    We vote on distribution agreements on a case-by-case basis.


XII. SOCIAL AND ENVIRONMENTAL ISSUES


In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:


.. Energy and Environment


.. South Africa


.. Northern Ireland


.. Military Business

.. Maquiladora Standards and International Operations Policies


.. World Debt Crisis


.. Equal Employment Opportunity and Discrimination


.. Animal Rights


.. Product Integrity and Marketing


.. Human Resources Issues



       T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

                         RESPONSIBILITY TO VOTE PROXIES


As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.


PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.


Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews
T. Rowe Price's proxy voting process, policies, and voting records.


T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.


FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.


CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:


ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.


EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.


ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.


SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.


MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                          UBS GLOBAL ASSET MANAGEMENT
                              CORPORATE GOVERNANCE
                                   PHILOSOPHY
                               VOTING GUIDELINES
                                      AND
                                     POLICY
                                   DRAFT 7.0

                                  8 April 2003


                              A.Table of Contents


I. Voting and Corporate Governance Policy...............................1

 A. General Corporate Governance Benchmarks............................. 1

 B. Proxy Voting Guidelines - Macro Rationales.......................... 3

 C. Proxy Voting Disclosure Guidelines.................................. 6

 D. Proxy Voting Conflict Guidelines.................................... 7

II. Voting and Corporate Governance Procedures..........................9

 A. Global Corporate Governance Committee............................... 9

 B. Proxy Voting - Process.............................................. 10

 C. Taking Action with a Company's Board................................11

 D. Procedures for Contacting the Media ................................. 12

 E. Recordkeeping.......................................................13

Appendices: Local Voting Policies:

  - UK / London......................................................... 14

 - AU / Sydney.......................................................... 16

 - CH / Zurich.......................................................... 18

 - JP / Tokyo........................................................... 19

 - CA / Toronto......................................................... 20

 - US / Chicago......................................................... 21

I. VOTING AND CORPORATE GOVERNANCE POLICY
Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interest of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt. For this reason, we seek full voting discretion from our clients where applicable.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

UBS Global Asset Management believes that good governance practices are an essential element in the stewardship of a corporation. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. In acting on behalf of our clients, our objective is to seek to maximize the value of client investments. To achieve this objective, we have implemented this policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.


A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT


GUIDELINES:
.. Board exercises judgment independently of management.

.. Separate Chairman and Chief Executive.


.. Board has access to senior management members.


.. Board is comprised of a significant number of independent outsiders.


.. Outside directors meet independently.


.. CEO performance standards are in place.


.. CEO performance is reviewed annually by the full board.


.. CEO succession plan is in place.


.. Board involvement in ratifying major strategic initiatives.


.. Compensation, audit and nominating committees are led by a majority of outside directors.


PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP


GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience.

.. Board conducts the screening and selection process for new directors.


.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL


GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

.. Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.


.. Employment contracts should not entrench management.


.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.


PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS


GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.

.. Incentive schemes should align management with shareholder objectives.


.. Employment policies should encourage significant shareholding by management and board members.


.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.


.. Long-term incentives should be linked to transparent long-term performance criteria.


.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.


PRINCIPLE 5: AUDITORS ARE INDEPENDENT


GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.

.. Audit, consulting and other fees to the auditor are explicitly disclosed.


.. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.


.. Periodic (every 5 years) tender of the audit firm or audit partner.


B. PROXY VOTING GUIDELINES - MACRO RATIONALES

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period which it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Generally, we will exercise voting rights on behalf of clients in accordance with this policy. However, we may take actions not consistent with this policy when we believe it necessary to act prudently considering the prevailing circumstances, consistent with our obligation to maximize the value of client investments and for the exclusive purpose of benefiting its clients.


Where a client has given specific direction as to how to exercise voting rights on its behalf, we will, to the extent possible, vote in accordance with a client's direction. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.


GENERAL GUIDELINES

 1) When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


 2) If management's performance has been questionable we may abstain or vote against specific proxy proposals.

 3) Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

 4) In general, we oppose proposals, which in our view, act to entrench management.

 5) In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

BOARD OF DIRECTORS & AUDITORS

 6) Although we wish to encourage directors to own shares, we acknowledge that the accumulation of a significant shareholding may need to be phased-in over a period of years in that qualified board members with insufficient liquid funds could otherwise be steered away from board duty.

 7) Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

 8) We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board; that allow shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies; that permit shareholders to act by written consent; and that limit the bias present when proxy solicitation and contest defense expenses are reimbursed for incumbents but not for dissidents unless they are successful.

 9) We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

COMPENSATION

 10) We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

 11) Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

 12) ll senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

 13) Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes or the re-pricing of options such that management is rewarded for poor performance or further entrenches its position.

 14) Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

GOVERNANCE PROVISIONS

 15) We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

 16) We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

 17) Any substantial new share issuance should require prior shareholder approval.

 18) We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

 19) We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

 20) Staggered boards, where directors are elected to overlapping terms, can provide some continuity of oversight. Therefore, we generally do not oppose management's recommendation to implement a staggered board, unless we object to management's handling of a company, or are concerned about the independence of the Board.

 21) We generally support the regular re-election of directors on a rotational basis.

CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

 22) It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

 23) In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

MERGERS, TENDER OFFERS & PROXY CONTESTS

 24) Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

 25) Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

 26) There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. Our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value and we are therefore generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

ADMINISTRATIVE & OPERATIONS

 27) Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

 28) We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

C. PROXY VOTING DISCLOSURE GUIDELINES

.. Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or other fiduciaries, the manner in which we exercised voting rights on behalf of the client.


.. Upon request, we will inform a client of our intended vote provided the request does not raise a conflict issue due to the client's relationship with the company that has issued the proxy (See Proxy Voting Conflict Guidelines below). Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until a few days before the deadline. We will make every effort to communicate with our clients effectively on these issues.


.. Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions.


.. Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst, proxy voting delegate and Legal and Compliance Department.


.. Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.


.. In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.


.. We will inform the company (not their agent) where we have decided to vote against any material resolution at their company.


..
  The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.


Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D. PROXY VOTING CONFLICT GUIDELINES

..  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset
   Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:


.. No personnel in UBS Global Asset Management's marketing, sales or business development departments shall participate in or have influence over how any specific voting rights are exercised.


.. UBS Global Asset Management has instituted information barriers designed to separate UBS Global Asset Management from its affiliates engaged in banking and investment banking activities. These information barriers are intended to prevent us from gaining access to inside information that our banking and investment banking affiliates may have acquired or developed in connection with their business activities and vice versa. None of our personnel may disclose information regarding our voting intentions to any banking or investment banking affiliate. Any of our personnel involved in the proxy voting process who are contacted by such an affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.


.. Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

II. VOTING AND CORPORATE GOVERNANCE PROCEDURES


A. GLOBAL CORPORATE GOVERNANCE COMMITTEE

Members:
--------

.. Global CIO (Chair) and Local CIOs or their equivalents from each office
  (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates


.. Representative from Operations


.. Global Head of Legal & Compliance will act as counsel to the Committee


Responsibilities:
-----------------

.. To review, approve and oversee the implementation of this Policy.


.. Keep abreast of and share trends in corporate governance and update this policy as necessary.


.. To provide a forum for discussing corporate governance issues between regions.


.. Coordinate with the Communications group on all corporate or other communication related to global proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Engage and oversee any independent proxy voting services being used.


.. Oversee the activities of the Local Corporate Governance Committees.


Meetings:
---------
Meetings will be held at least quarterly.


LOCAL CORPORATE GOVERNANCE COMMITTEES
Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:


.. Relationships with clients and potential clients


.. Banking and investment banking divisions within UBS


.. Media sensitive votes


The Local Corporate Governance Committees will set their own agendas and schedule, but should meet at least twice a year on a formal basis.


Members:
--------

.. Local CIO or equivalent (chair) from each office (Chicago, London, Zurich,
  Tokyo, Toronto & Sydney) or their appointed delegates


.. Personnel from the Equity group


.. Operations group representative


.. A Legal & Compliance group representative will act as counsel to the Committee


Responsibilities:

.. Keep abreast of and share trends in corporate governance and update local policy as necessary.


.. Provide a forum for discussing corporate governance issues within a region.


.. Oversee the proxy voting process.

.. Coordinate with the Communications group all corporate or other communication related to local proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Interpret this Policy into the local context.


.. Propose additional Macro Rationales at the global and local levels.


.. Review and resolve conflicts of interest.


B. PROXY VOTING - PROCESS

The Global Corporate Governance Committee, under the chairmanship of the Global CIO, is responsible for our corporate governance policy and proxy voting process.


Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.


In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

..   Proxies are divided into 2 categories:
   . Active - Companies held in an actively managed portfolio
   . Passive - Companies held in an index, index-like or quantitative portfolio

   1)Active

     . ISSUES ON PROXIES ARE DIVIDED INTO THREE CATEGORIES:


      .Sensitive - Requires Analyst, Research Director and Global Chief
       Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.


      .Ordinary - May be voted by a delegate of the Equity group according to our general guidelines and macro rationales regardless of whether for or against management.


      .Directed - Votes may be effected by a delegate according to specific written client guidelines.


      . Votes on proxy issues where we are aware of a conflict of interest require approval of the full Local Corporate Governance Committee as more fully described above in Section I.C. Proxy Voting Conflict Guidelines.


SENSITIVE ISSUES


   2)
     Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.Passive

      Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

BALLOT RECONCILIATION
UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.


C. PROCEDURES FOR TAKING ACTION WITH A COMPANY'S BOARD

   .Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.


   .
     Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.


   .If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. If we initiate the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.


   .
     If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

     . withdraw our support for the common stock;
     . communicate with the entire board;
     . reflect our positions in our proxy vote opportunities; or . contact other shareholders regarding our concerns.

   .When we initiate a formal communication to the board it will include the following:

     .
       A statement of our belief in the importance of good corporate governance; .A listing of areas of deficient governance we believe to exist at the company;
     .A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies; and .A request for a response as to what actions the board feels is necessary to address our concerns.

D. PROCEDURES FOR CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.


Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.


The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.


All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.


E. RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:


.. Our policies and procedures;


.. Proxy statements received;


.. Votes cast per client;

.. Number of shares voted;


.. Communications received and internal documents created that were material to the voting decision;


.. A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and


.. Client requests for proxy voting records and our Policy, as well as our response.


LOCAL POLICY - UK / LONDON

 DIRECTORS'              Greenbury - Invited to
 REMUNERATION            approve all new long term
 AND/OR PENSION          incentive schemesGreenbury -
 ARRANGEMENTS            Shares granted should not
                         vest, and options should not
                         be exercisable, in under
                         three yearsGreenbury - Total
                         awards potentially available
                         should not be
                         excessiveGreenbury - Subject
                         to challenging
                         criteriaGreenbury -
                         Consideration
                         should be given to criteria
                         which reflects the company's
                         performance relative to a
                         group of comparator
                         companies in some key
                         variables such as
                         TSRGreenbury -
                         re grant options
                         phasedGreenbury - Executive
                         options are not at a
                         discountABI -
                         Options should only be
                         granted over the capital of
                         the parent company.ABI - A
                         Scheme should not last more
                         than 10 yearsABI - All         Each on its own merits
                         Schemes No more than 10%
                         of share capital should be
                         used in any rolling 10 year
                         periodABI - Executive
                         Schemes No more than 5% of
                         the issued Ordinary share
                         cap in any 10 year
                         period unless these Options
                         are Super-OptionsCombined
                         Code - Agrees with the
                         recommendations of the
                         Greenbury Code.
 BASIC AUTHORITY FOR     Companies Act - Section 80
 DIRECTORS TO ALLOT      provides authority for
 ANY SHARES              Directors to issue
                         sharesABI5 - New issues
                         should not exceed one third
                         of existing issued share
                         capital - taking account
                         amounts reserved for share     For Management
                         schemes, warrants or
                         convertible shares
 SHARE ALLOTMENT OTHER   Companies Act - Section 89
 THAN TO EXISTING        imposes pre-emption (shares
 SHAREHOLDERS            must be first offered to
                         existing shareholders on a
                         pro-rata basis)Companies Act
                         - Section 95 allows
                         dis-application of S89 for
                         issues of shares for cash
                         (but not for assets)IPC -
                         Dis-application of S89
                         acceptable provided no more
                         than 5% of the issued          For management if issue
                         capital on a non-pre-emptive   meets IPC 5% guideline
                         basis in any one year and no
                         more than 7.5% in the
                         current and preceding 2
                         years
 MARKET PURCHASE OF      ABI7 -Authority under S166
 ITS OWN SHARES BY       must be renewed annually;
 COMPANY                 increase in EPS a
                         pre-requisite; approval of
                         preference shareholders
                         necessary; 10% of issued
                         share capital is
                         appropriateCompanies Act -
                         Section 166 permits
                         buy-back, S162 must have
                         power for buy-back within      For Management if
                         articles of assoc.Stock        criteria is met.
                         Exchange Yellow book - up to
                         15% of issued share capital
                         within 12 months
                         permissible. Price must not
                         exceed 105% of market value.
 SCRIP DIVIDEND
 ALTERNATIVE             No guidelines                  For Management
 ENHANCED SCRIP
 DIVIDEND                No guidelines                  Each on its own merits
 AMENDMENTS TO
 ARTICLES OF             No guidelines                  For Management
 ASSOCIATION
 SHAREHOLDER RESN.       No guidelines                  For Management
 POLITICAL DONATIONS                                    For Management if the
                         Political Parties, Elections   company issues a
                         and Referendums Act 2000       statement confirming
                                                        that the donation is
                                                        not to a political
                                                        party in the true
                                                        sense.Against if this
                                                        statement is not made

LOCAL POLICY - AUSTRALIA / SYDNEY


AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

Board Structure and Quality
---------------------------

Review allocation of work between Board and management (IFSA 9).


Board has majority of independent directors with appropriate skills (IFSA 2).


Chairman should be an independent director (IFSA 3) or a lead director to be appointed.


The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).


Generally constituted with a majority of independent directors


Audit committee comprises only non executive directors


Have access to employees and advisers of the company


Entitled to obtain independent professional advice at the company's expense


The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)


ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.


Aust Law requires at least 3 directors with at least 2 residing in Australia.


Change of Control Procedures
----------------------------

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13).


Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.


ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.


Partial takeover provisions may be approved by shareholders but are renewable every 3 years.


Auditors
--------

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).


Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation)


Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)

Mandatory audit committees for Top 500 companies (pending legislation).


Statement from audit committee that non-audit services are compatible with independence (pending legislation).


Compensation
------------

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


The Board should establish and disclose in the annual report a policy to encourage non-executive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).


The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).


All equity participation compensation plans must be approved by shareholders in a special resolution.


Option term maximum is 5 years


Share options must be "expensed" from middle of 2004 (pending legislation)


General Governance
------------------

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)


BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.


Vote on all material issues.


Written policy on exercising proxy votes and ensure consistently applied


Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.


LOCAL POLICY - SWITZERLAND / ZURICH


Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.


LOCAL POLICY - JAPAN / TOKYO


No Local Policies at this time

LOCAL POLICY - CANADA / TORONTO


No Local policies at this time


LOCAL POLICY - UNITED STATES / CHICAGO


OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General:
--------

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.


I. B. Proxy Voting Guidelines - Macro Rationales
------------------------------------------------

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------
            (a)       Amendment and Restatement of the Articles
                      of Incorporation (filed 10/24/2000)

                 (1)  Articles Supplementary (filed 2/13/2002)
                 (2)  Articles Supplementary (filed 2/26/2004)
                 (3)  Articles Supplementary *

            (b)       By-laws (filed 12/31/03)

            (c)       Specimen Share Certificate  N/A

            (d)  (1)  Management Agreement (filed 10/23/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (3)  Second Amendment to Management Agreement (filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Fourth Amendment to Management Agreement (filed 12/31/03)
                 (6)  Amended & Restated Management Agreement (filed 12/31/03)
                 (7)  Amended & Restated Management Agreement (filed 6/15/2004)
                 (8)  Amended & Restated Management Agreement *
                 (9)  Investment Service Agreement (filed 10/23/97)
                 (10) Amended & Restated Investment Service Agreement (filed 6/15/2004)
                 (11)  Sub-Advisory Agreement - Invista (filed 10/23/97)
                 (12)  First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)
                 (13) Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (14) Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (15) Sub-Advisory Agreement - Morgan Stanley Asset Mgmt.
                      (filed 10/23/97)
                 (16) Sub-Advisory Agreement - Berger Assoc. (filed 4/13/98)
                 (17) Sub-Advisory Agreement - Dreyfus Corp. (filed 4/13/98)
                 (18) Sub-Advisory Agreement - Goldman Sachs (filed 4/13/98)
                 (19) Sub-Advisory Agreement - JP Morgan (filed 4/13/98)
                 (20) Sub-Advisory Agreement - Neuberger Berman (filed 4/21/99)
                 (21) Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (22) Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (23) Sub-Advisory Agreement - Turner (filed 10/24/00)
                 (24) Sub-Advisory Agreement - Bernstein (filed 04/29/02)
                 (25) Sub-Advisory Agreement - Federated (filed 04/29/02)
                 (26) 6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
                 (27) 2nd Amdt. to Sub-Adv. Agreement w/PCII (filed 04/29/02)
                 (28) Sub-Advisory Agreement - Putnam (filed 02/13/03)
                 (29) Amended & Restated Sub-Adv. - Federated (filed 2/26/04)
                 (30) Sub-Advisory Agreement - Neuberger Berman (filed 2/26/04)
                 (31) Amended & Restated Sub-Adv. - Dreyfus (filed 2/26/04)
                 (32) Sub-Advisory Agreement - Grantham, Mayo, Van Otterloo (filed 4/29/04)
                 (33) Sub-Advisory Agreement - T. Rowe Price (filed 6/15/2004)
                 (34) Amended & Restate Sub-Adv - PGI (filed 6/15/2004)
                 (35) Sub-Advisory Agreement - UBS (filed 6/15/2004)
                 (36) Amended & Restated Sub-Advisory Agreement - Bernstein *
                 (37) Amended & Restated Sub-Advisory Agreement - MSAM *
                 (38) Amended & Restated Sub-Advisory Agreement - PGI *
                 (39) Amended & Restated Sub-Advisory Agreement - Neuberger Berman *
                 (40) Amended & Restated Sub-Advisory Agreement - T. Rowe Price *
                 (41) Sub-Advisory Agreement - American Century *



            (e)       Distribution Agreement (filed 10/24/00)
                 (1)  Amended & Restated Distribution Agreement *

            (f)       N/A

            (g)       Custodian Agreement
                 (1)  Domestic Custody Agreement (filed 10/23/97)
                 (2)  Global Custody Agreement (filed 10/23/97)

            (h)       Agreement and Plan of Reorganization and Liquidation
                      (filed 10/23/97)

            (i)       Legal Opinion (filed 10/24/00)

            (j)       Consent of Independent Auditors *

            (k)       Financial Statements included in this Registration
                      Statement:
                 (1)  Part A:
                      None
                 (2)  Part B:
                      None
                 (3)  Annual Report to Shareholders filed under Rule
                      N-30D-1 on February 19, 2004**

            (l)       Initial Capital Agreements
                 (1-11)  Initial Capital Agreements 1987 (filed 4/27/01)
                 (12-19) Initial Capital Agreements 1998 (filed 4/27/01)
                 (20-23) Initial Capital Agreements 1999 (filed 4/27/01)
                 (24-26) Initial Capital Agreements 2000 (filed 4/27/01)
                 (27)    Initial Capital Agreements 2003 (filed 2/26/04)

            (m)       Rule 12b-1 Plan    N/A

            (o)       Rule 18f-3 Plan   N/A

            (p)       Code of Ethics
                 (1)  PMC Code of Ethics        (filed 12/31/03)
                 (2)  Invista Code of Ethics    (filed 4/26/00)
                 (3)  Dreyfus Code of Ethics    (filed 4/26/00)
                 (4)  Goldman Code of Ethics    (filed 4/26/00)
                 (5)  JP Morgan Code of Ethics  (filed 2/13/2002)
                 (6)  Janus Code of Ethics      (filed 4/26/00)
                 (7)  MSDW Code of Ethics       (filed 12/31/03)
                 (8)  Neuberger Berman Code of Ethics (filed 6/15/2004)
                 (9)  Berger Code of Ethics     (filed 4/26/00)
                 (10) Duncan-Hurst Code of Ethics (filed 10/24/00)
                 (11) Turner Code of Ethics (filed 10/24/00)
                 (12) PCII Code of Ethics (filed 4/27/01)
                 (13) Bernstein Code of Ethics   (filed 2/13/2002)
                 (14) Federated Code of Ethics   (filed 2/13/2002)
                 (15) Sr. & Executive Officers Code of Ethics (Sarbanes)
                       (filed 12/31/03)
                 (16) Principal Global Investors  (filed 12/31/03)
                 (17) Grantham, Mayo, Van Otterloo Code of Ethics (filed 4/29/04)
                 (18) T. Rowe Price Code of Ethics (filed 6/15/2004)
                 (19) UBS Code of Ethics (filed 6/15/2004)
                 (20) Emerald Code of Ethics *
                 (21) American Century Code of Ethics *


*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries wholly-owned by Principal Financial Services, Inc.:

          a. Princor Financial Services Corporation (an Iowa Corporation) a corporation that acts as a registered broker-dealer and markets a variety of mutual funds, unit investment trusts and limited partnerships and serves as the principal underwriter and distributor for the mutual funds organized by Principal Life Insurance Company.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. an Iowa corporation engaged in international business development.

          d. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          e. Principal Global Investors Holding Company, Inc. a Delaware holding company.

          f. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          g. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          h. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          i. Principal Financial Services (Australia), Inc. an Iowa holding company.

          j.   Principal International De Chile S.A. (Chile) a holding company.

          k. Principal Financial Group Investments (Australia) Pty Limited a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a. Principal Management Corporation (an Iowa Corporation) a SEC registered investment advisor providing investment management and other services to the mutual funds organized by Principal Life Insurance Company and distributed through Princor Financial Services Corporation.

          Subsidiary 42% owned by PFG DO Brasil LTDA:

          a. BrasilPrev Seguros e Previdencia S.A.(Brazil) a pension fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (Russia) an inactive company.

          b. Principal International Argentina, S.A. (Argentina) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies. These companies including Principal Life Compania de Securos de Vida S.A. and Principal Retiro Compania de Securos de Retiro S.A.

          c. Principal Asset Management Company (Asia) Limited (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Insurance Company (Hong Kong) Limited a company that sells insurance and pension products.

          f. Principal Trust Company (Asia) Limited (Hong Kong) an Asia Trust company.

          g. Principal Mexico Compania De Seguros S.A. De C.V. (Mexico) a life insurance company.

          h.   Principal Pensiones, S.A. De C.V. (Mexico) a pension company.

          i.   Principal Afore, S.A. De C.V. (Mexico) a pension company.

          j.   Principal  Mexico  Servicios,  S.A.  De C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          k. Distribuidora Principal Mexico, S.A. De C.V. (Mexico) a Mexico company established to be the employer of Mexico sales employees.

          l.   Principal   Consulting   (India)  Private  Limited  a  consulting
               company.

          Subsidiaries   wholly-owned  by  Principal  Global  Investors  Holding
          Company, Inc.:

          a. Principal Global Investors (Singapore) Limited a company engaged in funds management services including the management of unit trusts and investment advisory services.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Ireland) Limited a company that engages in funds management.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.:

          a. Principal Asset Management Company Limited (India) an asset management company.

          b. Principal Trustee Company Limited (India) a trustee company for mutual funds.

          Subsidiaries wholly-owned by Principal Life Insurance Company:

          a. InSource Group, LLC a Delaware limited liability company engaged in marketing products for companies of the Principal Financial Group.

          b. Principal Global Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor who provides private mortgage, real estate and fixed-income securities to institutional clients.

          c. Principal Development Investors, LLC a Delaware limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Net Lease Investors, LLC a Delaware limited liability company which operates as a buyer and seller of net leased investments.

          e. Principal Holding Company an Iowa corporation that serves as a downstream holding company for Principal Life Insurance Company.

          f. Executive Benefit Services, Inc. a North Carolina marketing, sales and administration of executive employee benefit services.

          g.   BCI Group, Inc. a Delaware limited liability company.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 17.51% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on August 19, 2004.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 2.31% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Equity Income Fund, Inc. (f/k/a Principal Utilities Fund, Inc.) (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 26.51% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal International Fund, Inc. (a Maryland Corporation) 13.92% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.79% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 3.15% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 14.52% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004

               Principal Real Estate Securities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.18% of shares outstanding of the Bond & Mortgage Securitites Fund,
               6.99% of shares outstanding of the Capital Preservation Fund, 0.01% of shares outstanding of the Governement Securities Fund,
               0.03%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.13% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.04% of shares outstanding of the High Quality Short-Term Bond Fund,
               22.87% of shares outstanding of the International Emerging Markets Fund,
               14.79% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 73.03% of shares outstanding of the LargeCap Blend Fund I, 21.12% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 25.43% of shares outstanding of the LargeCap Value Fund, 0.03% of shares outstanding of the MidCap Blend Fund, 0.11% of shares outstanding of the MidCap Growth Fund, 0.02% of shares outstanding of the MidCap S&P 400 Index Fund, 0.00% of shares outstanding of the MidCap Value Fund, 0.00% of shares outstanding of the Money Market Fund, 6.29% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.35% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               52.88% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 99.98% of shares outstanding of the Partners LargeCap Value
               Fund I,
               0.04% of shares outstanding of the Partners MidCap Growth Fund, 3.31% of shares outstanding of the Partners MidCap Growth Fund I, 0.06% of shares outstanding of the Partners MidCap Value Fund, 1.79% of shares outstanding of the Partners MidCap Value Fund
               I,
               2.84% of shares outstanding of the Partners SmallCap Blend Fund, 0.00% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               99.98% of shares outstanding of the Partners SmallCap Growth Fund III,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 1.67% of shares outstanding of the Partners SmallCap Value Fund I,
               100.00% of shares outstanding of the Partners SmallCap Value Fund II,
               0.02% of shares outstanding of the Preferred Securities Fund, 0.00% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.00% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.02% of shares outstanding of the Principal LifeTime 2050 Fund, 0.02% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Securities Fund, 14.69% of shares outstanding of the SmallCap Blend Fund, 0.11% of shares outstanding of the SmallCap Growth Fund, 0.00% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.20% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on August 19, 2004.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on August 19, 2004: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (f/k/a Utilities), Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Tactical Asset Management Pty, Limited an Australia company that engages in management of futures positions.

          b. Principal Global Investors (Australia) Service Company Pty Ltd an Australia company established to be the employer of Australia employees.

          c. Principal Capital Global Investors Limited an Australia company which is an SEC registered investment advisor which manages international funds (non-Australian) residents.

          d. Principal Financial Group Australia Pty Ltd. an Australia holding company.

          Subsidiaries wholly-owned by Principal International De Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Compania De Securos De Vida Chile S.A. (Chile) a life insurance company.

          Subsidiary wholly owned by Principal Financial Group Investments (Australia) Pty Limited:

          a. Principal Hotels Holdings Pty Limited an Australia holding company.

          Subsidiaries  owned  by  Principal   International   Argentina,   S.A.
          (Argentina):

          a. Principal Retiro Compania De Securos De Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania De Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary  owned by  Principal  International  (Asia)  Limited  (Hong
          Kong):

          a. Principal Global Investors (Asia) Limited (Hong Kong) a company that provides sale, marketing and client services support for Principal Capital Management funds and institutional investors.

          Subsidiary owned by Principal Afore, S.A. De C.V. (Mexico):

          a. Principal Siefore, S.A. De C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Enterprise Capital, LLC a Delaware limited liability company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC a Delaware limited liability company that provides private market bridge financing and other secondary market opportunities.

          c. Principal Real Estate Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor that provides real estate debt and equity portfolio management on behalf of institutional clients.

          d. Principal Commercial Funding, LLC a Delaware limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e. Principal Capital Futures Trading Advisors, LLC a Delaware limited liability company which is a commodities trading advisor registered with the CFTC.

          f.   Principal  Global  Investors Trust a Delaware  business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          g.   Spectrum  Asset  Management,   Inc.  a  Connecticut   corporation
               specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank a federally-chartered direct delivery savings bank, with FDIC insurance offering traditional banking services and products to its customers including checking, money market demand accounts, savings accounts and certificates of deposit as well as traditional consumer loans, car loans and personal loans.

          c. Patrician Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          d. Petula Associates, Ltd. an Iowa corporation that engages in real estate joint venture transactions with developers.

          e. Principal Development Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          f. Principal Spectrum Associates, Inc. a California corporation which engages in real estate joint venture transactions with developers.

          g.   Principal   FC,  Ltd.   an  Iowa   limited   purpose   investment
               corporation.

          h. Equity FC, Ltd. an Iowa general business corporation that engages in investment transactions, including limited partnerships and limited liability companies.

          i. Principal Delaware Name Holding Company, Inc. a corporation which currently is inactive.

          j. Principal Asset Markets, Inc. an Iowa corporation which currently is inactive.

          k.   Principal  Residential  Mortgage,   Inc.  an  Iowa  full  service
               mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          l. Principal Portfolio Services, Inc. an Iowa corporation which currently is inactive.

          m. Healthrisk Resource Group, Inc. an Iowa general business corporation engaged in providing managed are expertise and administrative ser4vices to provider organizations involved in risk-assuming contracts for health care services.

          n. Preferred Product Network, Inc. a Delaware insurance broker which markets selected products manufactured outside the Principal Financial Group--formerly known as Principal Product Network, Inc. and Principal Marketing Services, Inc.

          o.   Principal Health Care, Inc. an Iowa managed care company.

          p.   Dental-Net,   Inc.  an  Arizona   managed  dental  care  services
               organization.

          q. Principal Financial Advisors, Inc. an Iowa corporation that acts as an SEC Registered Investment Advisor offering retirement plan asset allocation services to employers and plan members and cash flow value assessments of commercial mortgages for institutional clients.

          r. Delaware Charter Guarantee & Trust Company (D/B/A Trustar Retirement Services) a Delaware corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          s. Professional Pension, Inc. a Connecticut corporation engaged in sales, marketing and administration of group insurance plans and third-party administration for defined contribution plans. Does business as Northeast Plan Administrators.

          t. Principal Investors Corporation a New Jersey general business corporation that holds investments.

          Subsidiaries wholly-owned by Executive Benefit Services, Inc.:

          a. Executive Broker Dealer Services, LLC a North Carolina limited liability company anticipated to be a registered broker-dealer.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited an Australia company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.:

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiary wholly-owned by Principal Compania De Seguros De Vida Chile S.A. (Chile):

          a. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary wholly-owned by Principal Hotels Holdings Pty Limited:

          a. Principal Hotels Australia Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Petula Associates, Ltd.:

          a. Petula Prolix Development Company an Iowa general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. an Iowa brokerage and servicer of residential mortgages.

          b.   Principal  Mortgage   Reinsurance  Company  a  Vermont  mortgage
               reinsurance company.

          c. Principal Residential Mortgage Funding, LLC a Delaware limited liability company which purchases and holds residential mortgage loans.

          d. Principal Residential Mortgage Servicing, LLC a Delaware limited liability company which acquires mortgage servicing rights.

          Subsidiary wholly-owned by Dental-Net, Inc.:

          a. Employers Dental Services, Inc. an Arizona prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation a Rhode Island corporation which serves as a corporate trustee for retirement trusts.

          b.   PPI  Employee  Benefits  Corporation  a  Connecticut   registered
               broker-dealer, limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. a Massachusetts corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Principal Investments (Australia) Limited:

          a. Principal Australia (Holdings) Pty Ltd an Australia commercial and investment banking and asset management company.

          Subsidiary wholly-owned by Principal Hotels Australia Pty Limited:

          a. Principal Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Equity Income Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Equity Income Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President -
     The Principal                    Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Assistant Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 27th day of August, 2004.


                                       Principal Variable Contracts Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President, Chief Executive
                                                   Officer and Director


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      Director, President and    August 27, 2004
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               August 27, 2004
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         August 27, 2004
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   August 27, 2004
J. E. Aschenbrenner                                           __________________


   (J. D. Davis)*
_____________________________      Director                   August 27, 2004
J. D. Davis                                                   __________________



   (R. W. Gilbert)*
_____________________________      Director                   August 27, 2004
R. W. Gilbert                                                 __________________


   (M. A. Grimmett)*
_____________________________      Director                   August 27, 2004
M. A. Grimmett                                                __________________

   (W. C. Kimball)*
_____________________________      Director                   August 27, 2004
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   August 27, 2004
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included